UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2019

Date of reporting period: August 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

AUG    08.31.19

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 1

ANNUAL REPORT

October 14, 2019

This report provides management’s discussion of fund performance for AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2019.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2019 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	6.46%	5.88%

Class B Shares[1]	5.99%	5.13%

Class C Shares	5.99%	5.05%

Advisor Class Shares[2]	6.60%	6.17%

Class R Shares[2]	6.17%	5.45%

Class K Shares[2]	6.34%	5.84%

Class I Shares[2]	6.53%	6.18%

Primary Benchmark: MSCI ACWI (net)	2.73%	-0.28%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	7.98%	10.74%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended August 31, 2019.

During both periods, all share classes of the Fund outperformed the primary benchmark, but underperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. Equity markets were volatile during both periods; the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, outperformed the all-equity benchmark.

2 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

For the 12-month period, fixed-income assets and equities contributed to absolute performance, while alternative strategies detracted. Security selection within equities contributed, while selection within fixed-income assets and alternative strategies detracted.

During the six-month period, overall allocations within fixed-income assets, equities and alternative strategies contributed to absolute performance, although security selection within all three asset classes detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, credit default swaps, interest rate swaps, written swaptions and purchased swaptions, which contributed to absolute performance for both periods, while currency forwards and total return swaps detracted; inflation swaps, purchased options and written options contributed for the six-month period, but detracted for the 12-month period; variance swaps detracted for the six-month period, but contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose modestly during the 12-month period ended August 31, 2019; emerging-market and international stocks declined, as all markets experienced volatility amid trade tensions, slowing global growth and geopolitical unrest. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. At the end of 2018, US and global stocks declined, driven lower by concerns over rising interest rates, intensifying trade tensions between the US and China and slowing global growth. All markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings and optimism over the possibility of a trade truce between the US and China buoyed investor sentiment. Escalation of the trade war continued, however, and emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson initiated a period of increased market volatility. Slowing global growth, a weak outlook for the Chinese economy, and the prospect of a recession in Germany prompted the world’s central banks to implement monetary policy stimulus. The Fed announced a one-quarter percentage point rate cut in July.

Fixed-income markets rallied over the period. Globally, treasury securities were strong performers, with emerging-market sovereign debt outpacing developed-country government bonds. Developed-market treasury yield curves generally flattened across the board over the reporting period, with longer maturities falling further than shorter-term securities (bond yields move inversely to price). However, portions of the yield curves in the US, Germany and Japan inverted—typically thought to be a harbinger of recession. Investment-grade corporate returns were robust and outperformed the rally in high-yield bonds (due to lower risk and interest-rate

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 3

sensitivity) and spreads remained near historical lows. Despite the European Central Bank formally ending its bond-buying program in January, the bank also turned more conciliatory, citing a continent-wide slowdown in economic growth, with market participants strongly anticipating further rate cuts and quantitative easing. The Bank of Canada grew dovish as well, while the Reserve Bank of Australia brought its cash rate to a record low. The Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

Equity securities will primarily be large-capitalization securities, but will include small- and mid-capitalization securities to a lesser extent, and will include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser will use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives,

(continued on next page)

4 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser will adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies

(continued on next page)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 5

and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

6 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

8 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2009 TO 8/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2009 to 8/31/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.88%	1.36%

5 Years	3.70%	2.79%

10 Years	6.65%	6.19%

CLASS B SHARES

1 Year	5.13%	1.13%

5 Years	2.91%	2.91%

10 Years[1]	6.02%	6.02%

CLASS C SHARES

1 Year	5.05%	4.05%

5 Years	2.91%	2.91%

10 Years	5.86%	5.86%

ADVISOR CLASS SHARES[2]

1 Year	6.17%	6.17%

5 Years	3.96%	3.96%

10 Years	6.94%	6.94%

CLASS R SHARES[2]

1 Year	5.45%	5.45%

5 Years	3.27%	3.27%

10 Years	6.23%	6.23%

CLASS K SHARES[2]

1 Year	5.84%	5.84%

5 Years	3.60%	3.60%

10 Years	6.57%	6.57%

CLASS I SHARES[2]

1 Year	6.18%	6.18%

5 Years	3.94%	3.94%

10 Years	6.92%	6.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 2.00%, 1.98%, 0.98%, 1.64%, 1.33% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.46%

5 Years	3.55%

10 Years	5.81%

CLASS B SHARES

1 Year	2.23%

5 Years	3.65%

10 Years[1]	5.64%

CLASS C SHARES

1 Year	5.23%

5 Years	3.66%

10 Years	5.49%

ADVISOR CLASS SHARES[2]

1 Year	7.33%

5 Years	4.72%

10 Years	6.55%

CLASS R SHARES[2]

1 Year	6.55%

5 Years	4.01%

10 Years	5.85%

CLASS K SHARES[2]

1 Year	6.94%

5 Years	4.34%

10 Years	6.18%

CLASS I SHARES[2]

1 Year	7.25%

5 Years	4.68%

10 Years	6.54%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,064.60	$5.31	1.02%	$5.41	1.04%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%	$5.30	1.04%
Class B
Actual	$1,000	$1,059.90	$9.29	1.79%	$9.40	1.81%
Hypothetical**	$1,000	$1,016.18	$9.10	1.79%	$9.20	1.81%
Class C
Actual	$1,000	$1,059.90	$9.24	1.78%	$9.35	1.80%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,066.00	$4.01	0.77%	$4.11	0.79%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%	$4.02	0.79%
Class R
Actual	$1,000	$1,061.70	$7.48	1.44%	$7.59	1.46%
Hypothetical**	$1,000	$1,017.95	$7.32	1.44%	$7.43	1.46%
Class K
Actual	$1,000	$1,063.40	$5.88	1.13%	$5.98	1.15%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%	$5.85	1.15%
Class I
Actual	$1,000	$1,065.30	$4.16	0.80%	$4.27	0.82%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%	$4.18	0.82%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

August 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $718.5

1

All data are as of August 31, 2019. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

“Other” security type weightings represent less than 0.1% weightings in the following security types: Collateralized Loan Obligations, Local Governments-Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns and Warrants. “Other” country weightings represent 0.6% or less in the following countries: Angola, Argentina, Australia, Bahrain, Belgium, Cameroon, Cayman Islands, Chile, Colombia, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Honduras, Hong Kong, India. Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Mexico, Mongolia, Nigeria, Norway, Oman, Peru, Philippines, Russia, Senegal, South Korea, Spain, Sri Lanka, Sweden, Taiwan, Thailand, Trinidad & Tobago, Turkey, Ukraine, Venezuela and Zambia.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.4%
Information Technology – 11.7%
Communications Equipment – 0.7%
Acacia Communications, Inc.(a)	33,453	$2,109,212
Cisco Systems, Inc.	20,598	964,192
Finisar Corp.(a)	88,905	2,010,142

		5,083,546

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	51,556	4,513,212
Hitachi Ltd.	8,100	276,310
IPG Photonics Corp.(a)	4,575	566,065

		5,355,587

IT Services – 3.9%
Accenture PLC – Class A	4,676	926,643
Akamai Technologies, Inc.(a)	7,835	698,334
Altran Technologies SA	20,625	328,285
Amadeus IT Group SA – Class A	10,090	752,419
Atos SE	4,230	320,038
Automatic Data Processing, Inc.	14,803	2,514,142
Booz Allen Hamilton Holding Corp.	16,256	1,227,491
Capgemini SE	6,480	777,518
CGI, Inc.(a)	4,390	344,302
Cognizant Technology Solutions Corp. – Class A	47,950	2,943,650
Fidelity National Information Services, Inc.	6,110	832,304
Mastercard, Inc. – Class A	28,049	7,892,147
Paychex, Inc.	17,540	1,433,018
Total System Services, Inc.	23,281	3,124,776
Visa, Inc. – Class A	20,185	3,649,852

		27,764,919

Semiconductors & Semiconductor Equipment – 1.4%
Cypress Semiconductor Corp.	96,007	2,209,121
Intel Corp.	34,201	1,621,469
NXP Semiconductors NV	7,290	744,601
Rudolph Technologies, Inc.(a)	36,085	793,509
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	32,730	1,395,280
Texas Instruments, Inc.	7,703	953,246
Versum Materials, Inc.	40,923	2,127,996

		9,845,222

Software – 3.9%
Avaya Holdings Corp.(a)(b)	8,861	125,117
Cadence Design Systems, Inc.(a)	10,028	686,717
Check Point Software Technologies Ltd.(a)	13,120	1,413,024
Constellation Software, Inc./Canada	1,263	1,230,092

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortinet, Inc.(a)	7,872	$623,305
Intuit, Inc.	2,906	837,974
Microsoft Corp.	107,352	14,799,547
Monitronics International, Inc.(d)	3,502	48,941
Nice Ltd.(a)	12,030	1,842,147
Oracle Corp.	46,330	2,411,940
Oracle Corp. Japan	16,700	1,436,248
ServiceNow, Inc.(a)	2,630	688,639
Synopsys, Inc.(a)	5,470	775,701
Trend Micro, Inc./Japan	17,000	822,331

		27,741,723

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.	18,579	3,878,180
Cray, Inc.(a)	47,007	1,641,954
Samsung Electronics Co., Ltd.	52,482	1,910,816
Xerox Holdings Corp.(a)	21,930	635,751

		8,066,701

		83,857,698

Financials – 8.4%
Banks – 3.5%
Banco do Brasil SA	11,200	125,063
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	93,372	118,663
Bank Leumi Le-Israel BM	218,930	1,491,758
Bank of China Ltd. – Class A	262,190	129,532
Bank of Communications Co., Ltd. – Class A	59,800	45,279
China CITIC Bank Corp., Ltd.	37,620	29,434
China Everbright Bank Co., Ltd.	245,080	128,966
China Minsheng Banking Corp., Ltd.	111,587	90,738
China Minsheng Banking Corp., Ltd. – Class H	224,000	147,181
Chongqing Rural Commercial Bank Co., Ltd. – Class H	259,000	124,973
CIT Group, Inc.	13,910	592,427
Citigroup, Inc.	19,633	1,263,383
Credicorp Ltd.	2,822	584,493
DBS Group Holdings Ltd.	160,200	2,824,821
DNB ASA	28,347	456,678
Grupo Financiero Banorte SAB de CV – Class O	25,385	136,972
Hang Seng Bank Ltd.	29,800	620,767
JPMorgan Chase & Co.	8,077	887,339
Jyske Bank A/S(a)(b)	47,683	1,338,079
KB Financial Group, Inc.	4,550	148,662
KBC Group NV	10,990	636,031
LegacyTexas Financial Group, Inc.	44,624	1,802,810
Nordea Bank Abp	2,123	13,246

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Old Line Bancshares, Inc.	53,997	$1,426,601
PNC Financial Services Group, Inc. (The)	7,160	923,139
Royal Bank of Canada	14,550	1,088,245
SunTrust Banks, Inc.	34,036	2,093,554
Toronto-Dominion Bank (The)	22,529	1,221,717
Valley National Bancorp	106,449	1,118,779
Wells Fargo & Co.	69,868	3,253,753
Westpac Banking Corp.	26,340	499,819

		25,362,902

Capital Markets – 2.2%
BlackRock, Inc. – Class A	1,776	750,466
Charles Schwab Corp. (The)	125,370	4,797,910
China Cinda Asset Management Co., Ltd. – Class H	725,000	150,349
CME Group, Inc. – Class A	12,429	2,700,698
Franklin Resources, Inc.	19,788	520,029
Japan Exchange Group, Inc.	9,700	153,369
Julius Baer Group Ltd.(a)	62,177	2,467,840
Korea Investment Holdings Co., Ltd.	2,132	127,574
Partners Group Holding AG	1,260	1,025,551
S&P Global, Inc.	3,950	1,027,750
Singapore Exchange Ltd.	300,500	1,773,955

		15,495,491

Consumer Finance – 0.1%
Ally Financial, Inc.	20,989	658,005
Samsung Card Co., Ltd.	5,020	137,551

		795,556

Diversified Financial Services – 0.7%
Berkshire Hathaway, Inc. – Class B(a)	16,834	3,424,204
Far East Horizon Ltd.	141,000	125,889
Investor AB – Class B	7,465	350,684
Pargesa Holding SA	7,542	552,628
Voya Financial, Inc.	8,058	397,421

		4,850,826

Insurance – 1.8%
Admiral Group PLC	17,260	452,309
Aegon NV	68,444	260,543
American Financial Group, Inc./OH	7,600	767,372
Everest Re Group Ltd.	5,256	1,239,785
Fidelity National Financial, Inc.	47,798	2,100,244
Gjensidige Forsikring ASA	11,777	227,270
Ia Financial Corp., Inc.(a)	7,650	318,147
Japan Post Holdings Co., Ltd.	22,200	201,734
Legal & General Group PLC	44,768	119,942
Manulife Financial Corp.	18,873	313,132
MetLife, Inc.	6,662	295,127
PICC Property & Casualty Co., Ltd. – Class H	140,000	160,089

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Porto Seguro SA	10,800	$146,052
Poste Italiane SpA(c)	35,570	383,580
Principal Financial Group, Inc.	12,160	647,155
Progressive Corp. (The)	14,963	1,134,195
Prudential Financial, Inc.	7,278	582,895
Reinsurance Group of America, Inc. – Class A	4,710	725,199
Sampo Oyj – Class A	21,230	843,490
Stewart Information Services Corp.	20,663	740,149
Swiss Re AG	5,030	485,266
Zurich Insurance Group AG	2,100	748,348

		12,892,023

Thrifts & Mortgage Finance – 0.1%
United Financial Bancorp, Inc.	58,322	729,025

		60,125,823

Health Care – 8.1%
Biotechnology – 1.0%
AbbVie, Inc.	4,156	273,215
Amgen, Inc.	463	96,591
Celgene Corp.(a)	22,669	2,194,359
Exact Sciences Corp.(a)(b)	3,960	472,111
Gilead Sciences, Inc.	33,621	2,136,278
Spark Therapeutics, Inc.(a)(b)	11,389	1,109,403
Vertex Pharmaceuticals, Inc.(a)	3,075	553,562

		6,835,519

Health Care Equipment & Supplies – 1.5%
Abbott Laboratories	72,854	6,215,903
Baxter International, Inc.	8,714	766,396
Koninklijke Philips NV	42,918	2,022,910
Medtronic PLC	9,113	983,202
ResMed, Inc.	1,682	234,303
STERIS PLC	1,080	166,752
Stryker Corp.	2,571	567,317

		10,956,783

Health Care Providers & Services – 1.4%
Anthem, Inc.	17,607	4,604,583
Centene Corp.(a)	11,906	555,058
Henry Schein, Inc.(a)	22,433	1,382,321
Sinopharm Group Co., Ltd. – Class H	37,600	135,699
UnitedHealth Group, Inc.	5,250	1,228,500
WellCare Health Plans, Inc.(a)	7,706	2,086,322

		9,992,483

Health Care Technology – 0.4%
Cerner Corp.	9,840	678,074
Medidata Solutions, Inc.(a)	23,525	2,154,420
Veeva Systems, Inc. – Class A(a)	2,530	405,761

		3,238,255

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.0%
Agilent Technologies, Inc.	8,278	$588,649
IQVIA Holdings, Inc.(a)	34,215	5,308,457
Pacific Biosciences of California, Inc.(a)	176,182	977,810
Sartorius Stedim Biotech	2,506	387,880

		7,262,796

Pharmaceuticals – 2.8%
Allergan PLC	12,926	2,064,541
Astellas Pharma, Inc.	43,200	596,310
Bristol-Myers Squibb Co.	20,670	993,607
Eli Lilly & Co.	12,850	1,451,664
Horizon Therapeutics PLC(a)	1,435	39,649
Johnson & Johnson	6,545	840,116
Merck & Co., Inc.	34,430	2,977,162
Novo Nordisk A/S – Class B	30,390	1,583,391
Pfizer, Inc.	29,129	1,035,536
Roche Holding AG	13,066	3,570,418
Zoetis, Inc.	40,345	5,100,415

		20,252,809

		58,538,645

Consumer Discretionary – 7.3%
Auto Components – 0.5%
Aptiv PLC	41,894	3,484,324
ATD New Holdings, Inc.(a)(d)(e)	2,609	75,661

		3,559,985

Automobiles – 0.1%
Fiat Chrysler Automobiles NV	28,540	373,240
Hyundai Motor Co.	1,284	136,482

		509,722

Diversified Consumer Services – 0.7%
H&R Block, Inc.(b)	24,377	590,411
Service Corp. International/US	92,760	4,294,788

		4,885,199

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	53,640	1,074,490
Caesars Entertainment Corp.(a)	190,977	2,198,145
Choice Hotels International, Inc.	5,943	540,694
Compass Group PLC	76,038	1,928,501
eDreams ODIGEO SA(a)	29,487	124,121
Greene King PLC	156,448	1,604,520
Las Vegas Sands Corp.	26,185	1,452,482
Marriott International, Inc./MD – Class A	5,658	713,248
McDonald’s Corp.	4,780	1,041,897
Starbucks Corp.	3,789	365,866
Transat AT, Inc.(a)	84,576	966,202

		12,010,166

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 0.2%
Auto Trader Group PLC	94,840	$614,817
Garmin Ltd.	4,950	403,772
Hovnanian Enterprises, Inc. – Class A(a)(b)	318	2,620
NVR, Inc.(a)	140	503,860

		1,525,069

Internet & Direct Marketing Retail – 1.1%
Amazon.com, Inc.(a)	924	1,641,292
Booking Holdings, Inc.(a)	1,522	2,992,876
eBay, Inc.	18,263	735,816
Naspers Ltd. – Class N	12,729	2,896,684

		8,266,668

Media – 0.5%
Gannett Co., Inc.	179,814	1,891,643
Tribune Media Co. – Class A	46,153	2,149,807

		4,041,450

Multiline Retail – 0.3%
Dollar General Corp.	10,360	1,617,092
Next PLC	6,679	483,486

		2,100,578

Specialty Retail – 1.7%
AutoZone, Inc.(a)	1,060	1,167,791
GrandVision NV(c)	20,374	615,130
Home Depot, Inc. (The)	5,231	1,192,197
Home Product Center PCL	275,000	161,910
O’Reilly Automotive, Inc.(a)	1,894	726,842
Ross Stores, Inc.	14,567	1,544,248
TJX Cos., Inc. (The)	72,504	3,985,545
Ulta Salon Cosmetics & Fragrance, Inc.(a)	10,754	2,556,548

		11,950,211

Textiles, Apparel & Luxury Goods – 0.5%
adidas AG	5,680	1,683,630
Deckers Outdoor Corp.(a)	2,820	415,809
Fila Korea Ltd.	520	24,578
Samsonite International SA(c)	683,700	1,301,106

		3,425,123

		52,274,171

Industrials – 5.5%
Aerospace & Defense – 0.5%
Airbus SE	3,550	489,166
Arconic, Inc.	27,103	700,342
BAE Systems PLC	94,630	629,301
L3Harris Technologies, Inc.	5,150	1,088,762
Leonardo SpA	30,204	371,130
MTU Aero Engines AG	1,950	533,616

		3,812,317

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.(b)	11,711	$989,462
Hyundai Glovis Co., Ltd.	1,098	145,123
SG Holdings Co., Ltd.	25,400	678,763
ZTO Express Cayman, Inc. (ADR)	10,619	217,796

		2,031,144

Airlines – 0.1%
Qantas Airways Ltd.	266,020	1,093,761

Building Products – 0.4%
Allegion PLC	27,368	2,634,717
LIXIL Group Corp.	1,900	31,088

		2,665,805

Commercial Services & Supplies – 1.4%
Advanced Disposal Services, Inc.(a)	65,728	2,130,902
Copart, Inc.(a)	9,344	704,444
Republic Services, Inc. – Class A	5,880	524,790
Secom Co., Ltd.	40,200	3,425,279
Stericycle, Inc.(a)(b)	67,724	3,040,130

		9,825,545

Construction & Engineering – 0.0%
Obayashi Corp.	25,500	234,675
WillScot Corp.(a)	1,235	17,228

		251,903

Consumer Cyclical - Automotive – 0.0%
Exide Technologies(a)(d)(e)(f)	14,844	18,704
Exide Technologies/Old(a)(d)(e)(f)	1,244	1,567

		20,271

Electrical Equipment – 0.0%
Acuity Brands, Inc.	1,052	131,931

Industrial Conglomerates – 0.1%
3M Co.	4,850	784,342

Machinery – 1.1%
Cummins, Inc.	3,367	502,592
Dover Corp.	18,704	1,753,313
Milacron Holdings Corp.(a)	104,846	1,661,809
Mitsubishi Heavy Industries Ltd.	6,700	251,511
NSK Ltd.	30,300	242,458
PACCAR, Inc.	10,356	678,939
Volvo AB – Class B	27,276	377,473
WABCO Holdings, Inc.(a)	15,956	2,130,286
Weichai Power Co., Ltd. – Class H	101,000	154,127

		7,752,508

Professional Services – 1.3%
51job, Inc. (ADR)(a)	7,047	506,891

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Experian PLC	27,550	$847,316
ManpowerGroup, Inc.	3,114	254,538
RELX PLC	93,665	2,239,623
Thomson Reuters Corp.	4,487	308,334
Verisk Analytics, Inc. – Class A	25,037	4,044,477
Wolters Kluwer NV	16,150	1,162,569

		9,363,748

Road & Rail – 0.1%
ALD SA(b)(c)	27,153	407,129
Nippon Express Co., Ltd.	1,300	67,107

		474,236

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(a)(b)	4,397	5,587
Xiamen C & D, Inc.	119,200	142,649

		148,236

Transportation Infrastructure – 0.2%
Airports of Thailand PCL	70,000	164,854
Flughafen Zurich AG	3,674	675,451
International Container Terminal Services, Inc.	49,780	129,884
Westports Holdings Bhd	150,400	149,999
Zhejiang Expressway Co., Ltd. – Class H	142,000	118,611

		1,238,799

		39,594,546

Communication Services – 5.2%
Diversified Telecommunication Services – 0.7%
HKT Trust & HKT Ltd. – Class SS	653,000	1,020,074
Inmarsat PLC	306,851	2,259,330
Nippon Telegraph & Telephone Corp.	21,000	1,006,695
Telenor ASA	18,205	373,633
Verizon Communications, Inc.	12,635	734,852

		5,394,584

Entertainment – 0.6%
Daiichikosho Co., Ltd.	9,600	432,873
Live Nation Entertainment, Inc.(a)(b)	9,385	652,351
Nintendo Co., Ltd.	2,500	946,002
Viacom, Inc. – Class B	105,583	2,637,464

		4,668,690

Interactive Media & Services – 2.1%
Alphabet, Inc. – Class A(a)	746	888,136
Alphabet, Inc. – Class C(a)	8,436	10,022,811
Facebook, Inc. – Class A(a)	20,720	3,847,082

		14,758,029

Media – 0.8%
Charter Communications, Inc. – Class A(a)	193	79,051
Clear Channel Outdoor Holdings, Inc.(a)(b)	12,473	32,430

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cogeco Communications, Inc.	7,320	$575,308
Comcast Corp. – Class A	100,952	4,468,136
DISH Network Corp. – Class A(a)	609	20,438
iHeartMedia, Inc. – Class A(a)(b)(e)	288	3,974
Omnicom Group, Inc.	3,474	264,232

		5,443,569

Wireless Telecommunication Services – 1.0%
China Mobile Ltd.	139,000	1,150,167
Globe Telecom, Inc.	3,280	127,905
KDDI Corp.	83,600	2,226,754
PLDT, Inc.	6,210	140,716
SoftBank Group Corp.	42,100	1,907,706
Sprint Corp.(a)(b)	198,135	1,345,337
T-Mobile US, Inc.(a)	6,730	525,276

		7,423,861

		37,688,733

Consumer Staples – 3.3%
Beverages – 0.3%
Coca-Cola European Partners PLC	11,573	652,023
Heineken Holding NV	3,732	369,343
PepsiCo, Inc.	10,349	1,415,019

		2,436,385

Food & Staples Retailing – 0.6%
Casino Guichard Perrachon SA(b)	9,852	414,706
CP ALL PCL	54,100	148,643
Empire Co., Ltd. – Class A	10,899	300,676
Koninklijke Ahold Delhaize NV	38,080	892,039
Metro, Inc./CN	3,818	161,994
Southeastern Grocers, Inc. Npv(a)(d)(e)(f)	2,013	69,449
Sysco Corp.	10,570	785,668
Walmart, Inc.	14,560	1,663,626

		4,436,801

Food Products – 0.7%
Ajinomoto Co., Inc.	14,600	266,036
Bunge Ltd.	11,410	609,408
Danone SA	13,037	1,167,976
General Mills, Inc.	520	27,976
Hershey Co. (The)	730	115,690
Ingredion, Inc.	8,280	639,796
Inner Mongolia Yili Industrial Group Co., Ltd. – Class A	5,400	21,648
Nestle Malaysia Bhd	4,200	147,222
Nestle SA	6,770	760,775
Salmar ASA	26,700	1,266,685
Tyson Foods, Inc. – Class A	3,601	335,037

		5,358,249

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 0.6%
Clorox Co. (The)	885	$139,972
Kimberly-Clark de Mexico SAB de CV – Class A(a)	74,430	152,637
Procter & Gamble Co. (The)	24,260	2,916,780
Reckitt Benckiser Group PLC	14,180	1,108,179

		4,317,568

Personal Products – 0.7%
Avon Products, Inc.(a)	419,000	1,822,650
L’Oreal SA	4,232	1,155,573
LG Household & Health Care Ltd.	130	126,829
Unilever PLC	24,903	1,573,326

		4,678,378

Tobacco – 0.4%
British American Tobacco PLC	30,584	1,072,835
KT&G Corp.	1,630	137,262
Philip Morris International, Inc.	18,566	1,338,423

		2,548,520

		23,775,901

Energy – 2.0%
Energy Equipment & Services – 0.2%
C&J Energy Services, Inc.(a)	112,784	1,078,215

Oil, Gas & Consumable Fuels – 1.8%
Berry Petroleum Corp.	9,804	78,334
Carrizo Oil & Gas, Inc.(a)(b)	206,732	1,713,808
CHC Group LLC(a)(g)	2,966	297
Chevron Corp.	7,797	917,862
Enbridge, Inc.	1,747	58,430
Exxon Mobil Corp.	5,532	378,831
Halcon Resources Corp.(a)(b)	579	66
HollyFrontier Corp.	9,030	400,571
Inpex Corp.	22,600	195,091
K2016470219 South Africa Ltd. – Series A(a)(d)(e)(f)	465,862	1
K2016470219 South Africa Ltd. – Series B(a)(d)(e)(f)	73,623	– 0	–
Kinder Morgan Canada Ltd.(c)	64,894	715,521
LUKOIL PJSC (Sponsored ADR)	15,546	1,257,361
Marathon Petroleum Corp.	30,518	1,501,791
Paragon Litigation – Class A(d)(e)	649	130
Paragon Litigation – Class B(d)(e)	974	26,785
Peabody Energy Corp.	1,456	26,834
Phillips 66	1,870	184,438
PTT Exploration & Production PCL	33,800	137,643
Repsol SA	47,560	691,973
Roan Resources, Inc.(a)(b)	99	112
Royal Dutch Shell PLC (Sponsored ADR)	3,220	179,547

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	115,311	$3,192,942
Suncor Energy, Inc. (New York)	6,390	186,780
Tervita Corp.(a)	62,228	310,345
TOTAL SA	10,774	538,039
TOTAL SA (Sponsored ADR)	3,700	184,704
Triangle Petroleum Corp.(a)(d)(e)(f)	7,408	8
Vantage Drilling International(a)(d)(e)	200	42,500
Yanzhou Coal Mining Co., Ltd. – Class H	178,000	153,758

		13,074,502

		14,152,717

Materials – 1.8%
Chemicals – 1.5%
Akzo Nobel NV	4,220	378,264
BASF SE	37,543	2,484,105
Ecolab, Inc.	11,337	2,338,936
Ingevity Corp.(a)	2	152
International Flavors & Fragrances, Inc.(b)	30,297	3,325,096
Mitsubishi Chemical Holdings Corp.	30,600	209,746
Nitto Denko Corp.	3,500	162,691
OMNOVA Solutions, Inc.(a)	132,898	1,335,625
Sinopec Shanghai Petrochemical Co., Ltd.	196,390	115,974
Sumitomo Chemical Co., Ltd.(b)	54,700	239,019

		10,589,608

Containers & Packaging – 0.1%
Avery Dennison Corp.	5,420	626,390
Sealed Air Corp.	5,470	217,815
Westrock Co.	16	547

		844,752

Metals & Mining – 0.1%
Artsonig Pty Ltd.(d)(e)(f)	51,133	1,687
Cia Siderurgica Nacional SA	34,600	119,985
Constellium SE – Class A(a)	8,939	107,626
Evraz PLC	57,785	349,027
Fortescue Metals Group Ltd.(b)	56,812	306,511
Kirkland Lake Gold Ltd.	5,682	276,290
Neenah Enterprises, Inc.(a)(d)(e)(f)	10,896	3,487

		1,164,613

Paper & Forest Products – 0.1%
Mondi PLC	24,669	481,130

		13,080,103

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.6%
Apartment Investment & Management Co. – Class A	12,984	662,184
Fibra Uno Administracion SA de CV	106,481	147,437

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Host Hotels & Resorts, Inc.	39,977	$641,231
Merlin Properties Socimi SA	69,940	935,852
Nippon Building Fund, Inc.	176	1,292,171
Vornado Realty Trust	10,943	661,723

		4,340,598

Real Estate Management & Development – 0.5%
Agile Group Holdings Ltd.	100,000	127,303
Aroundtown SA	42,750	355,703
CBRE Group, Inc. – Class A(a)	32,710	1,709,751
Guangzhou R&F Properties Co., Ltd. – Class H(b)	72,400	116,214
Nomura Real Estate Holdings, Inc.	12,500	264,689
Vonovia SE	12,700	633,721

		3,207,381

		7,547,979

Utilities – 1.0%
Electric Utilities – 0.5%
Electricite de France SA	31,060	377,714
Emera, Inc.(b)	7,397	320,459
Enel SpA	217,641	1,578,939
Manila Electric Co.	21,170	148,418
PPL Corp.	22,744	672,085
Terna Rete Elettrica Nazionale SpA	56,477	355,867

		3,453,482

Gas Utilities – 0.1%
Snam SpA	31,070	157,569
UGI Corp.	13,440	654,125

		811,694

Multi-Utilities – 0.3%
Ameren Corp.	6,670	514,590
Atco Ltd./Canada – Class I	8,692	310,624
Canadian Utilities Ltd. – Class A(b)	1,214	35,060
Consolidated Edison, Inc.	7,940	705,866
Public Service Enterprise Group, Inc.	12,140	734,106
Suez	10,630	165,042

		2,465,288

Water Utilities – 0.1%
Guangdong Investment Ltd.	376,000	791,534

		7,521,998

Total Common Stocks (cost $357,133,518)		398,158,314

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 7.1%
Funds and Investment Trusts – 7.1%(h)
Consumer Staples Select Sector SPDR Fund		34,000	$2,064,480
iShares Core U.S. Aggregate Bond ETF		31,280	3,569,986
iShares Global Healthcare ETF(b)		41,610	2,537,794
iShares JP Morgan USD Emerging Markets Bond ETF(b)		15,550	1,788,561
iShares Russell 2000 ETF(b)		591	87,964
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		30,035	990,254
Vanguard Global ex-U.S. Real Estate ETF		295,083	17,085,306
Vanguard Real Estate ETF(b)		209,167	19,289,381
Vanguard Total International Bond ETF		54,960	3,249,785

Total Investment Companies (cost $47,390,619)			50,663,511

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 5.2%
Industrial – 4.1%
Basic – 0.4%
AK Steel Corp. 7.00%, 3/15/27	U.S.$	133	111,152
CF Industries, Inc. 3.45%, 6/01/23		78	79,700
4.95%, 6/01/43		3	2,963
5.375%, 3/15/44		76	77,130
Commercial Metals Co. 5.375%, 7/15/27		140	141,117
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(b)		102	107,142
Eldorado Gold Corp. 9.50%, 6/01/24(c)		208	224,888
ERP Iron Ore, LLC 9.039%, 12/31/19(a)(d)(e)(f)(i)(j)		17	17,029
Flex Acquisition Co., Inc. 7.875%, 7/15/26(c)		148	133,941
Freeport-McMoRan, Inc. 3.55%, 3/01/22		99	99,266
3.875%, 3/15/23		186	187,666
5.00%, 9/01/27(b)		138	137,601
5.25%, 9/01/29		138	136,729

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(c)	U.S.$	123	$116,525
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(c)		301	317,011
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(c)	EUR	100	113,275
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(d)(k)(l)	U.S.$	146	1
OCI NV 5.00%, 4/15/23(c)	EUR	100	115,209
Olin Corp. 5.625%, 8/01/29	U.S.$	83	86,380
Peabody Energy Corp. 6.00%, 3/31/22(c)		16	16,252
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(c)		152	156,160
Sealed Air Corp. 6.875%, 7/15/33(c)		170	198,233
SPCM SA 4.875%, 9/15/25(c)		142	144,054
United States Steel Corp. 6.25%, 3/15/26		36	31,967
6.875%, 8/15/25(b)		103	97,830
Valvoline, Inc. 5.50%, 7/15/24		17	17,693
WR Grace & Co.-Conn 5.625%, 10/01/24(c)		23	24,461

			2,891,375

Capital Goods – 0.3%
ARD Finance SA 7.125% (7.125% Cash or 7.875% PIK), 9/15/23(j)		200	205,926
Ball Corp. 4.375%, 12/15/20		88	90,066
5.00%, 3/15/22		142	151,176
BBA US Holdings, Inc. 5.375%, 5/01/26(c)		50	52,262
Bombardier, Inc. 5.75%, 3/15/22(c)		364	366,635
7.50%, 3/15/25(c)		22	21,465
Clean Harbors, Inc. 4.875%, 7/15/27(c)		3	3,170
Cleaver-Brooks, Inc. 7.875%, 3/01/23(c)		34	31,343

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colfax Corp. 6.00%, 2/15/24(c)	U.S.$	23	$24,532
6.375%, 2/15/26(c)		24	26,027
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(c)		49	49,151
GFL Environmental, Inc. 5.625%, 5/01/22(c)		157	159,297
7.00%, 6/01/26(b)(c)		8	8,295
8.50%, 5/01/27(c)		83	90,669
JELD-WEN, Inc. 4.625%, 12/15/25(c)		17	16,674
4.875%, 12/15/27(c)		18	17,415
Masonite International Corp. 5.375%, 2/01/28(c)		68	71,685
Mauser Packaging Solutions Holding Co. 7.25%, 4/15/25(c)		51	48,678
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(c)		47	48,724
Stevens Holding Co., Inc. 6.125%, 10/01/26(c)		18	18,777
TransDigm UK Holdings PLC 6.875%, 5/15/26		265	277,588
TransDigm, Inc. 6.50%, 7/15/24		145	150,166
Triumph Group, Inc. 7.75%, 8/15/25(b)		139	139,481
Trivium Packaging Finance BV 8.50%, 8/15/27(c)		219	236,075

			2,305,277

Communications - Media – 0.5%
Altice Financing SA 6.625%, 2/15/23(c)		162	167,138
7.50%, 5/15/26(c)		285	303,160
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23-5/01/27(c)		271	281,949
5.25%, 9/30/22		15	15,058
5.375%, 5/01/25(c)		30	30,929
5.75%, 2/15/26(c)		3	3,176
Clear Channel Communications, Inc. Zero Coupon, 12/15/19(d)(e)(f)		175	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(c)		96	100,467
CSC Holdings LLC 5.375%, 2/01/28(c)		200	213,698
6.625%, 10/15/25(c)		6	6,826
10.875%, 10/15/25(c)		236	269,628

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(c)	U.S.$	58	$60,890
6.625%, 8/15/27(b)(c)		47	49,153
DISH DBS Corp. 5.00%, 3/15/23		38	37,806
5.875%, 11/15/24		20	19,048
6.75%, 6/01/21		69	72,560
Gray Television, Inc. 5.125%, 10/15/24(c)		150	154,861
5.875%, 7/15/26(c)		85	88,808
iHeartCommunications, Inc. 5.25%, 8/15/27(c)		42	44,140
6.375%, 5/01/26		12	12,951
8.375%, 5/01/27		22	23,377
Meredith Corp. 6.875%, 2/01/26		203	214,236
National CineMedia LLC 5.75%, 8/15/26		33	32,294
Netflix, Inc. 4.875%, 4/15/28		222	232,276
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(c)		43	42,187
6.875%, 2/15/23(b)(c)		60	60,828
RR Donnelley & Sons Co. 7.875%, 3/15/21		70	70,614
Scripps Escrow, Inc. 5.875%, 7/15/27(c)		76	76,665
Sinclair Television Group, Inc. 5.125%, 2/15/27(c)		150	150,392
6.125%, 10/01/22(b)		41	41,804
Sirius XM Radio, Inc. 5.375%, 4/15/25(c)		3	3,119
TEGNA, Inc. 5.125%, 7/15/20		62	61,835
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(c)		43	41,838
Ziggo Bond Co. BV 5.875%, 1/15/25(c)		44	45,557
Ziggo BV 5.50%, 1/15/27(c)		268	281,135

			3,310,403

Communications - Telecommunications – 0.4%
Altice France SA/France 7.375%, 5/01/26(c)		450	479,881

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

C&W Senior Financing DAC 6.875%, 9/15/27(c)	U.S.$	200	$212,888
CB Idearc, Inc. Zero Coupon, 3/01/21(d)(e)(f)		25	– 0	–
CB T-Mobile USA, Inc. 6.50%, 1/15/24-1/15/26(a)(d)(e)(f)		150	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		63	65,841
Series T 5.80%, 3/15/22		93	97,212
Embarq Corp. 7.995%, 6/01/36		150	147,311
Hughes Satellite Systems Corp. 7.625%, 6/15/21		47	50,559
Intelsat Jackson Holdings SA 5.50%, 8/01/23		268	243,571
8.00%, 2/15/24(c)		25	25,841
8.50%, 10/15/24(c)		58	57,479
9.50%, 9/30/22(c)		107	123,967
9.75%, 7/15/25(c)		147	150,866
Level 3 Financing, Inc. 5.25%, 3/15/26		164	172,134
Level 3 Parent LLC 5.75%, 12/01/22		18	18,555
Nexstar Escrow, Inc. 5.625%, 7/15/27(c)		64	66,787
Sprint Capital Corp. 6.875%, 11/15/28		150	167,054
Sprint Communications, Inc. 7.00%, 3/01/20(c)		149	151,858
Sprint Corp. 7.625%, 3/01/26		39	44,074
7.875%, 9/15/23		39	43,879
T-Mobile USA, Inc. 6.50%, 1/15/26		18	19,055
Telecom Italia Capital SA 6.375%, 11/15/33		136	143,992
7.20%, 7/18/36		148	164,867
7.721%, 6/04/38		71	81,770
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(c)		205	210,502

			2,939,943

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 5.875%, 6/01/29(c)		57	61,129

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American Axle & Manufacturing, Inc. 6.25%, 4/01/25	U.S.$	125	$117,534
6.50%, 4/01/27(b)		39	35,778
BCD Acquisition, Inc. 9.625%, 9/15/23(c)		245	248,978
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(c)		106	91,451
Dana, Inc. 5.50%, 12/15/24		33	33,688
Exide International Holdings LP 10.75%, 10/31/21(d)(f)(j)(l)(m)		112	109,062
Exide Technologies 7.25%, 4/30/27(d)(f)(j)(l)(n)		144	59,000
11.00% (3.00% Cash and 8.00% PIK), 10/31/24(d)(f)(j)(l)		92	76,855
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(c)(j)	EUR	100	112,410
Meritor, Inc. 6.25%, 2/15/24	U.S.$	69	70,947
Navistar International Corp. 6.625%, 11/01/25(c)		86	87,309
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(c)		24	24,888
8.50%, 5/15/27(c)		285	277,886
Tenneco, Inc. 5.00%, 7/15/26(b)		167	129,702
Titan International, Inc. 6.50%, 11/30/23		144	114,664
Truck Hero, Inc. 8.50%, 4/21/24(c)		122	121,766

			1,773,047

Consumer Cyclical - Entertainment – 0.0%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25(b)		29	28,002
5.875%, 11/15/26(b)		162	148,677
VOC Escrow Ltd. 5.00%, 2/15/28(c)		3	3,078

			179,757

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 5.875%, 10/15/27(b)		53	50,445
6.75%, 3/15/25		56	56,157
8.75%, 3/15/22		155	162,389

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Corp. 5.00%, 10/01/24(d)(n)	U.S.$	26	$44,593
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(c)		173	173,810
Forestar Group, Inc. 8.00%, 4/15/24(c)		67	72,134
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30(c)		3	3,213
International Game Technology PLC 6.50%, 2/15/25(c)		200	219,410
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		29	27,247
10.00%, 7/15/22(c)		199	168,479
10.50%, 7/15/24(b)(c)		103	81,154
KB Home 7.00%, 12/15/21		54	58,355
7.50%, 9/15/22		25	28,025
8.00%, 3/15/20		14	14,573
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		154	166,306
Meritage Homes Corp. 7.00%, 4/01/22		11	11,681
MGM Resorts International 5.50%, 4/15/27		117	126,726
PulteGroup, Inc. 5.00%, 1/15/27		21	22,868
6.00%, 2/15/35		130	137,423
7.875%, 6/15/32		151	183,139
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(c)		18	18,243
6.125%, 4/01/25(c)		146	150,462
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(c)		122	129,398
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(c)		197	194,967
Taylor Morrison Communities, Inc. 5.75%, 1/15/28(c)		20	21,267
5.875%, 6/15/27(c)		3	3,216
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(c)		183	191,915
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(c)		72	75,838

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(c)	U.S.$	3	$3,149
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(c)		3	3,163

			2,599,745

Consumer Cyclical - Restaurants – 0.1%
Golden Nugget, Inc. 8.75%, 10/01/25(c)		140	146,731
IRB Holding Corp. 6.75%, 2/15/26(c)		247	249,451

			396,182

Consumer Cyclical - Retailers – 0.1%
JC Penney Corp., Inc. 6.375%, 10/15/36		37	9,577
L Brands, Inc. 6.875%, 11/01/35		142	120,177
Murphy Oil USA, Inc. 5.625%, 5/01/27		6	5,990
6.00%, 8/15/23		109	111,474
PetSmart, Inc. 7.125%, 3/15/23(c)		155	144,537
Sonic Automotive, Inc. 5.00%, 5/15/23		135	136,063
6.125%, 3/15/27		47	47,798
Staples, Inc. 7.50%, 4/15/26(c)		90	90,863
10.75%, 4/15/27(b)(c)		88	88,905
William Carter Co. (The) 5.625%, 3/15/27(c)		47	50,086

			805,470

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		139	141,972
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(c)		66	57,438
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		60	61,163
6.625%, 6/15/24		180	188,577
Aveta, Inc. 10.50%, 3/01/21(a)(d)(e)(f)		1,149	– 0	–
Bausch Health Americas, Inc. 8.50%, 1/31/27(c)		19	21,073
Bausch Health Cos., Inc. 5.50%, 3/01/23-11/01/25(c)		66	67,312

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 4/15/25(c)	U.S.$	72	$74,407
7.00%, 1/15/28(c)		36	37,770
7.25%, 5/30/29(c)		36	38,130
9.00%, 12/15/25(c)		36	40,468
BCPE Cycle Merger Sub II, Inc. 10.625%, 7/15/27(c)		75	73,125
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26(c)		55	56,162
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		161	155,296
8.125%, 6/30/24(c)		97	73,720
DaVita, Inc. 5.00%, 5/01/25		112	112,148
Eagle Holding Co. II LLC 7.75%, 5/15/22(c)(j)		192	194,076
Envision Healthcare Corp. 8.75%, 10/15/26(b)(c)		248	135,277
First Quality Finance Co., Inc. 4.625%, 5/15/21(c)		233	233,457
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(c)		68	64,894
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(c)		103	105,693
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(c)		140	146,345
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(c)		26	11,746
MPH Acquisition Holdings LLC 7.125%, 6/01/24(c)		159	141,914
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(c)		58	56,088
Post Holdings, Inc. 5.00%, 8/15/26(c)		173	180,349
5.625%, 1/15/28(c)		105	111,083
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(c)		328	350,661
Spectrum Brands, Inc. 5.75%, 7/15/25		112	116,805
6.625%, 11/15/22		26	26,717
Sunshine Mid BV 6.50%, 5/15/26(c)	EUR	103	120,688
Tenet Healthcare Corp. 4.50%, 4/01/21	U.S.$	47	49,197
6.75%, 6/15/23		84	86,598

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

8.125%, 4/01/22	U.S.$	169		$181,661
Vizient, Inc. 6.25%, 5/15/27(c)		25		26,736
West Street Merger Sub, Inc. 6.375%, 9/01/25(c)		152		135,503

				3,674,249

Energy – 0.6%
Berry Petroleum Co. LLC 6.375%, 9/15/22(a)(d)(e)(f)		135		– 0	–
7.00%, 2/15/26(c)		71		65,138
California Resources Corp. 5.50%, 9/15/21(e)		32		17,514
8.00%, 12/15/22(b)(c)		91		52,386
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)		28		26,665
8.25%, 7/15/25		169		164,216
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(g)(n)		158		45,958
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		81		91,130
Cheniere Energy Partners LP 5.25%, 10/01/25		110		114,266
Chesapeake Energy Corp. 7.00%, 10/01/24		200		152,292
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(c)		41		29,448
Denbury Resources, Inc. 7.75%, 2/15/24(c)		104		72,469
9.25%, 3/31/22(c)		63		53,040
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		367		210,475
7.875%, 8/15/25		43		38,977
Energy Transfer LP 7.50%, 10/15/20(d)		0	**	363
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		338		1,716
9.375%, 5/01/24(c)		100		7,622
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		51		49,157
6.25%, 5/15/26		52		49,666
6.50%, 10/01/25		32		31,127
6.75%, 8/01/22		26		26,231

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 7.00%, 6/15/23-8/01/27(c)	U.S.$	79	$80,803
Gulfport Energy Corp. 6.00%, 10/15/24		54	39,163
6.375%, 5/15/25-1/15/26		224	161,744
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(c)		197	203,789
HighPoint Operating Corp. 7.00%, 10/15/22(b)		81	73,829
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(c)		240	224,941
Indigo Natural Resources LLC 6.875%, 2/15/26(c)		135	111,360
Murphy Oil Corp. 5.625%, 12/01/42(o)		51	44,414
Nabors Industries, Inc. 5.50%, 1/15/23(b)		146	130,279
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		181	183,615
Nine Energy Service, Inc. 8.75%, 11/01/23(c)		68	61,311
Noble Holding International Ltd. 7.75%, 1/15/24(b)		28	18,620
7.95%, 4/01/25		48	30,675
Parkland Fuel Corp. 6.00%, 4/01/26(c)		142	149,553
PDC Energy, Inc. 5.75%, 5/15/26		217	208,418
QEP Resources, Inc. 5.25%, 5/01/23		44	38,520
5.375%, 10/01/22		81	73,770
Range Resources Corp. 5.00%, 8/15/22-3/15/23		110	100,970
5.875%, 7/01/22		13	12,479
Rowan Cos., Inc. 5.85%, 1/15/44		86	42,347
SandRidge Energy, Inc. 7.50%, 2/15/23(a)(d)(e)(f)		69	– 0	–
8.125%, 10/15/22(a)(d)(e)(f)		113	– 0	–
SemGroup Corp. 6.375%, 3/15/25(b)		78	73,795
7.25%, 3/15/26		70	66,928
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		29	27,407

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

SM Energy Co. 5.00%, 1/15/24	U.S.$	66		$57,722
5.625%, 6/01/25		4		3,399
SRC Energy, Inc. 6.25%, 12/01/25		106		104,751
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		104		108,046
5.875%, 3/15/28		129		134,773
6.00%, 4/15/27		4		4,223
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		45		45,365
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(c)		113		119,582
Transocean Pontus Ltd. 6.125%, 8/01/25(c)		58		58,706
Transocean, Inc. 6.80%, 3/15/38		96		63,266
7.25%, 11/01/25(c)		39		35,526
7.50%, 1/15/26(c)		103		94,108
Valaris PLC 5.20%, 3/15/25		0	**	225
Vantage Drilling International 7.50%, 11/01/19(a)(d)(e)(f)		111		– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(c)		246		132,840
Whiting Petroleum Corp. 5.75%, 3/15/21		38		35,486
6.25%, 4/01/23		42		32,917
6.625%, 1/15/26(b)		54		39,235
WPX Energy, Inc. 5.75%, 6/01/26		49		50,813

				4,579,569

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(c)		178		184,567
H&E Equipment Services, Inc. 5.625%, 9/01/25		58		60,745
IAA, Inc. 5.50%, 6/15/27(c)		34		36,467
KAR Auction Services, Inc. 5.125%, 6/01/25(c)		65		66,944
Laureate Education, Inc. 8.25%, 5/01/25(c)		109		118,372

				467,095

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Aptim Corp. 7.75%, 6/15/25(b)(c)	U.S.$	122	$84,387
APX Group, Inc. 7.875%, 12/01/22		120	114,202
8.75%, 12/01/20		54	50,827
Aramark Services, Inc. 5.00%, 2/01/28(c)		98	101,670
5.125%, 1/15/24		16	16,820
Carlson Travel, Inc. 9.50%, 12/15/24(c)		200	199,922
Carriage Services, Inc. 6.625%, 6/01/26(c)		87	89,228
Harsco Corp. 5.75%, 7/31/27(c)		105	108,846
Monitronics International, Inc. 9.125%, 4/01/20(a)(d)(g)(i)		120	6,296
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(c)		68	68,208
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(c)		3	3,102
9.25%, 5/15/23(c)		104	109,031
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(c)		41	44,641
8.25%, 11/15/26(c)		134	151,097
Sabre GLBL, Inc. 5.25%, 11/15/23(c)		75	76,988
Team Health Holdings, Inc. 6.375%, 2/01/25(b)(c)		50	33,759
Verscend Escrow Corp. 9.75%, 8/15/26(c)		138	147,711

			1,406,735

Technology – 0.2%
Amkor Technology, Inc. 6.625%, 9/15/27(c)		3	3,268
Banff Merger Sub, Inc. 9.75%, 9/01/26(c)		310	282,937
CommScope, Inc. 5.00%, 6/15/21(c)		34	33,971
5.50%, 3/01/24(c)		66	67,132
6.00%, 3/01/26(c)		83	84,375
8.25%, 3/01/27(b)(c)		106	103,857
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(c)		1	963

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 5.875%, 6/15/21(c)	U.S.$	78	$79,220
Dell, Inc. 6.50%, 4/15/38		27	28,127
Infor US, Inc. 6.50%, 5/15/22		140	142,431
NCR Corp. 5.75%, 9/01/27(c)		40	42,212
6.125%, 9/01/29(c)		28	29,703
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(c)		188	198,939

			1,097,135

Transportation - Services – 0.1%
Algeco Global Finance PLC 8.00%, 2/15/23(c)		200	200,240
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(c)		23	23,424
Herc Holdings, Inc. 5.50%, 7/15/27(c)		95	98,184
Hertz Corp. (The) 5.50%, 10/15/24(c)		15	14,751
United Rentals North America, Inc. 4.875%, 1/15/28		140	147,071
6.50%, 12/15/26		3	3,277
XPO Logistics, Inc. 6.125%, 9/01/23(c)		30	30,724
6.75%, 8/15/24(c)		129	139,018

			656,689

			29,082,671

Financial Institutions – 1.0%
Banking – 0.4%
Allied Irish Banks PLC 7.375%, 12/03/20(c)(p)	EUR	200	234,098
Banco Bilbao Vizcaya Argentaria SA 5.875%, 9/24/23(c)(p)		200	229,152
Banco Santander SA 6.75%, 4/25/22(c)(p)		300	358,374
Barclays PLC 7.25%, 3/15/23(c)(p)	GBP	200	251,573
Citigroup, Inc. 5.95%, 1/30/23(p)	U.S.$	365	383,425
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(p)		116	119,123

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 6.25%, 12/18/24(c)(p)	U.S.$	200	$211,392
7.50%, 7/17/23(c)(p)		206	219,112
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(p)		210	207,077
Series Q 5.50%, 8/10/24(p)		34	35,523
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(p)		320	339,305
Societe Generale SA 8.00%, 9/29/25(c)(p)		200	223,818
UniCredit SpA 9.25%, 6/03/22(c)(p)	EUR	200	254,131

			3,066,103

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(a)(d)(e)(k)	U.S.$	1,030	14,723
LPL Holdings, Inc. 5.75%, 9/15/25(c)		202	213,239

			227,962

Finance – 0.2%
CNG Holdings, Inc. 12.50%, 6/15/24(c)		93	90,257
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(c)		105	110,388
Curo Group Holdings Corp. 8.25%, 9/01/25(c)		207	180,216
Enova International, Inc. 8.50%, 9/01/24-9/15/25(c)		190	182,658
goeasy Ltd. 7.875%, 11/01/22(c)		62	64,613
Lincoln Financing SARL 3.625%, 4/01/24(c)	EUR	103	117,446
Navient Corp. 5.00%, 10/26/20	U.S.$	115	117,550
5.50%, 1/25/23		194	203,822
5.875%, 3/25/21		1	1,485
6.50%, 6/15/22		79	85,045
7.25%, 1/25/22-9/25/23		85	94,085
8.00%, 3/25/20		237	244,494
SLM Corp. 5.125%, 4/05/22		30	31,037
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(c)		112	105,834

			1,628,930

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(c)	U.S.$	105	$96,640
10.125%, 8/01/26(c)		121	124,361
Genworth Holdings, Inc. 7.625%, 9/24/21(b)		19	19,796
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(c)(j)		305	256,466
WellCare Health Plans, Inc. 5.375%, 8/15/26(c)		81	86,308

			583,571

Other Finance – 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(c)		34	36,110
9.75%, 7/15/27(c)		225	235,199
Intrum AB 2.75%, 7/15/22(c)	EUR	130	145,377
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(c)(j)		146	166,400
NVA Holdings, Inc./United States 6.875%, 4/01/26(c)	U.S.$	120	128,279
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(c)		217	222,815

			934,180

REITS – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(c)		100	105,269
GEO Group, Inc. (The) 6.00%, 4/15/26		30	25,956
Iron Mountain, Inc. 4.375%, 6/01/21(c)		50	50,121
4.875%, 9/15/27(c)		3	3,082
5.25%, 3/15/28(c)		205	212,725
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(c)		108	119,371
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(c)		204	176,307

			692,831

			7,133,577

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.875%, 5/15/23	U.S.$	64	$65,064
Calpine Corp. 5.375%, 1/15/23		172	173,928
5.50%, 2/01/24		36	35,951
5.75%, 1/15/25(b)		89	89,860
NRG Energy, Inc. 6.625%, 1/15/27		3	3,260
Talen Energy Supply LLC 4.60%, 12/15/21		1	764
6.50%, 6/01/25		144	109,737
7.25%, 5/15/27(c)		37	36,962
10.50%, 1/15/26(c)		152	136,955
Texas Competitive/TCEH 11.50%, 10/01/20(a)(d)(e)(f)		142	– 0	–
Vistra Energy Corp. 5.875%, 6/01/23		18	18,813
7.625%, 11/01/24		13	14,125
Vistra Operations Co. LLC 5.625%, 2/15/27(c)		143	151,539

			836,958

Total Corporates – Non-Investment Grade (cost $38,393,235)			37,053,206

GOVERNMENTS – TREASURIES – 2.6%
Colombia – 0.1%
Colombian TES Series B 10.00%, 7/24/24	COP	1,391,900	484,465

Indonesia – 0.5%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	2,937,000	219,020
Series FR70 8.375%, 3/15/24		1,763,000	131,619
Series FR77 8.125%, 5/15/24		33,389,000	2,475,046
Series FR78 8.25%, 5/15/29		11,489,000	860,663

			3,686,348

Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	9,211	473,793

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Russia – 0.1%
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	23,770	$359,179
Series 6217 7.50%, 8/18/21		40,638	618,068

			977,247

United States – 1.8%
U.S. Treasury Notes 1.75%, 9/30/22(q)	U.S.$	1,551	1,565,783
2.00%, 8/15/29		351	354,839
2.25%, 2/15/27-8/15/27(q)		6,800	7,189,860
2.375%, 5/15/29(q)		3,400	3,664,031

			12,774,513

Total Governments – Treasuries (cost $17,735,937)			18,396,366

CORPORATES – INVESTMENT GRADE – 1.8%
Financial Institutions – 1.0%
Banking – 0.7%
Ally Financial, Inc. 4.125%, 3/30/20		295	297,004
8.00%, 11/01/31		24	33,983
Axis Bank Ltd./Dubai 3.25%, 5/21/20(c)		200	200,630
Bank of America Corp. Series AA 6.10%, 3/17/25(b)(p)		243	266,870
Series DD 6.30%, 3/10/26(b)(p)		114	128,885
Series Z 6.50%, 10/23/24(p)		7	7,817
Barclays Bank PLC 6.86%, 6/15/32(c)(p)		35	40,865
BNP Paribas SA 7.625%, 3/30/21(c)(p)		142	149,688
BPCE SA 5.70%, 10/22/23(c)		200	220,948
Citigroup Capital XVIII 1.661% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(r)	GBP	185	197,440
Credit Agricole SA 8.125%, 12/23/25(c)(p)	U.S.$	400	466,744
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		222	233,016

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG/New York NY 3.375%, 5/12/21	U.S.$	121	$120,853
DNB Bank ASA 6.50%, 3/26/22(c)(p)		201	211,402
HSBC Holdings PLC 4.75%, 7/04/29(c)(p)	EUR	260	296,826
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(p)	U.S.$	192	199,417
Lloyds Banking Group PLC 7.625%, 6/27/23(c)(p)	GBP	260	340,491
Morgan Stanley 5.00%, 11/24/25	U.S.$	211	238,054
Nordea Bank Abp 6.625%, 3/26/26(c)(p)		350	373,835
Santander Holdings USA, Inc. 4.40%, 7/13/27		141	151,713
Swedbank AB 6.00%, 3/17/22(c)(p)		200	204,404
UBS Group Funding Switzerland AG 7.00%, 2/19/25(c)(p)		400	438,156
Wells Fargo & Co. 4.125%, 8/15/23		212	226,115

			5,045,156

Insurance – 0.2%
Allstate Corp. (The) 6.50%, 5/15/57		191	224,379
Assicurazioni Generali SpA 5.50%, 10/27/47(c)	EUR	185	244,749
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		200	282,280
CNP Assurances 4.50%, 6/10/47(c)		200	264,095
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)	U.S.$	298	375,457
MetLife, Inc. 6.40%, 12/15/36		275	320,092
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		75	130,425
Prudential Financial, Inc. 5.20%, 3/15/44		44	45,664
5.625%, 6/15/43		126	134,970
SCOR SE 3.00%, 6/08/46(c)	EUR	100	124,050

			2,146,161

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24	U.S.$	42	$42,308
4.00%, 1/15/30		41	41,329
5.25%, 6/01/25		6	6,605
5.375%, 11/01/23-4/15/26		22	23,607
HCP, Inc. 4.25%, 11/15/23		56	60,154
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		33	35,233
5.25%, 8/01/26		96	101,837
5.50%, 5/01/24		5	5,097
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		77	80,912
Senior Housing Properties Trust 6.75%, 12/15/21		21	22,662
Spirit Realty LP 4.45%, 9/15/26		13	14,065

			433,809

			7,625,126

Industrial – 0.7%
Basic – 0.1%
ArcelorMittal 6.75%, 3/01/41		54	63,405
7.00%, 10/15/39		53	63,219
Equate Petrochemical BV 3.00%, 3/03/22(c)		255	257,298
Fresnillo PLC 5.50%, 11/13/23(c)		200	216,937
Glencore Finance Canada Ltd. 6.00%, 11/15/41(c)		11	13,236
Glencore Funding LLC 4.00%, 4/16/25(c)		12	12,575

			626,670

Capital Goods – 0.0%
General Electric Co. Series D 5.00%, 1/21/21(p)		122	111,016

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/21		123	132,247
6.875%, 9/15/33		30	30,137

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)	U.S.$	330	$351,156

			513,540

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 5.20%, 4/01/45		140	141,920
6.25%, 10/02/43		185	207,740

			349,660

Consumer Cyclical - Entertainment – 0.0%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(c)		213	228,115

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.50%, 11/15/19		148	148,259
4.75%, 11/29/27		3	3,262
6.25%, 12/15/21		55	58,590
MDC Holdings, Inc. 5.50%, 1/15/24		14	15,562
5.625%, 2/01/20		57	57,283
6.00%, 1/15/43		195	199,668
Standard Industries, Inc./NJ 6.00%, 10/15/25(c)		74	78,457
Toll Brothers Finance Corp. 4.875%, 3/15/27		27	29,134
5.875%, 2/15/22		86	91,637

			681,852

Consumer Non-Cyclical – 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		45	45,819
Constellation Brands, Inc. 3.75%, 5/01/21		49	50,111
CVS Health Corp. 4.78%, 3/25/38		265	297,237
MEDNAX, Inc. 5.25%, 12/01/23(c)		24	24,231
6.25%, 1/15/27(c)		3	2,955
Universal Health Services, Inc. 4.75%, 8/01/22(c)		151	152,708

			573,061

Energy – 0.2%
Antero Resources Corp. 5.125%, 12/01/22		114	105,370

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cenovus Energy, Inc. 6.75%, 11/15/39	U.S.$	4	$4,354
Energy Transfer Operating LP 4.25%, 3/15/23		108	113,336
6.125%, 12/15/45		135	160,426
7.50%, 10/15/20		152	160,261
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		95	101,079
Kinder Morgan, Inc./DE 4.30%, 6/01/25		140	151,960
Series G 7.75%, 1/15/32		28	38,846
Shell International Finance BV 2.25%, 11/10/20		275	276,136
Southern Star Central Corp. 5.125%, 7/15/22(c)		42	42,485

			1,154,253

Technology – 0.1%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)		20	22,581
Nokia Oyj 6.625%, 5/15/39		34	39,064
Seagate HDD Cayman 4.75%, 1/01/25		68	70,935
4.875%, 6/01/27		252	260,052
Western Digital Corp. 4.75%, 2/15/26		132	135,000

			527,632

			4,765,799

Utility – 0.1%
Electric – 0.1%
Duke Energy Corp. 3.95%, 10/15/23		209	222,800
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		200	221,438

			444,238

Total Corporates – Investment Grade (cost $12,645,637)			12,835,163

EMERGING MARKETS – SOVEREIGNS – 1.7%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(c)		386	437,145

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.1%
Argentine Republic Government International Bond 6.875%, 1/26/27-1/11/48	U.S.$	976	$359,431
Series NY 3.75%, 12/31/38		66	23,088
5.875%, 1/11/28		116	42,456
7.50%, 4/22/26		190	71,915

			496,890

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(c)		200	225,500
7.00%, 10/12/28(c)		200	229,188

			454,688

Brazil – 0.1%
Brazilian Government International Bond 4.625%, 1/13/28(b)		435	468,033

Cameroon – 0.0%
Republic of Cameroon International Bond 9.50%, 11/19/25(c)		200	217,125

Dominican Republic – 0.1%
Dominican Republic International Bond 5.95%, 1/25/27(c)		220	241,450
8.625%, 4/20/27(c)		425	512,656

			754,106

Ecuador – 0.1%
Ecuador Government International Bond 8.875%, 10/23/27(c)		500	494,375
10.50%, 3/24/20(c)		205	210,317

			704,692

Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(c)		407	423,407
6.20%, 3/01/24(c)		445	466,694

			890,101

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 1/20/50(c)		150	153,094
7.375%, 12/01/19(c)		200	201,187

			354,281

Gabon – 0.0%
Gabon Government International Bond 6.375%, 12/12/24(c)		360	347,625

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ghana – 0.0%
Ghana Government International Bond 10.75%, 10/14/30(c)	U.S.$	248	$308,760

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(c)		180	195,581
7.50%, 3/15/24(c)		200	223,000

			418,581

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(c)		635	640,556

Kenya – 0.0%
Kenya Government International Bond 7.00%, 5/22/27(c)		275	289,438

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 4/22/24(c)		45	31,767
6.85%, 3/23/27(c)		33	22,048
Series G
6.20%, 2/26/25(c)		115	79,350
6.60%, 11/27/26(c)		189	126,926
6.65%, 11/03/28(c)		31	20,605

			280,696

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/22(c)		270	269,662
10.875%, 4/06/21(c)		200	218,250

			487,912

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/27(c)		200	199,125
6.75%, 1/28/21(c)		200	206,750
7.625%, 11/21/25(c)		550	602,594

			1,008,469

Oman – 0.1%
Oman Government International Bond 4.125%, 1/17/23(c)		600	597,000

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(c)		365	360,780

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Republic of South Africa Government International Bond 5.875%, 9/16/25	U.S.$	550	$608,953

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.20%, 5/11/27(c)		220	206,181
6.85%, 3/14/24(c)		200	203,500
7.85%, 3/14/29(c)		200	203,250

			612,931

Turkey – 0.1%
Turkey Government International Bond 3.25%, 3/23/23		359	327,924
7.375%, 2/05/25		135	139,556
7.50%, 11/07/19		136	136,723

			604,203

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 9/01/23-9/01/24(c)		665	708,890

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 9/15/27(a)(e)(i)		815	118,175

Total Emerging Markets – Sovereigns (cost $12,455,240)			12,170,030

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.495% (LIBOR 1 Month + 1.35%), 8/25/28(c)(r)		254	254,401
Series 2018-3A, Class M2 4.895% (LIBOR 1 Month + 2.75%), 10/25/28(c)(r)		150	150,793
Series 2019-3A, Class M1C 4.34% (LIBOR 1 Month + 1.95%), 7/25/29(c)(r)		164	164,000
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.495% (LIBOR 1 Month + 4.35%), 4/25/31(c)(r)		51	54,937
Eagle RE Ltd. Series 2018-1, Class M2 5.145% (LIBOR 1 Month + 3.00%), 11/25/28(c)(r)		150	150,860

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.295% (LIBOR 1 Month + 7.15%), 7/25/23(r)	U.S.$	32	$36,115
Series 2013-DN2, Class M2 6.395% (LIBOR 1 Month + 4.25%), 11/25/23(r)		106	114,276
Series 2014-DN1, Class M3 6.645% (LIBOR 1 Month + 4.50%), 2/25/24(r)		89	96,570
Series 2014-HQ2, Class M3 5.895% (LIBOR 1 Month + 3.75%), 9/25/24(r)		131	143,092
Series 2014-HQ3, Class M3 6.895% (LIBOR 1 Month + 4.75%), 10/25/24(r)		331	354,758
Series 2017-HQA1, Class M2 5.695% (LIBOR 1 Month + 3.55%), 8/25/29(r)		450	470,418
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.395% (LIBOR 1 Month + 5.25%), 10/25/23(r)		32	35,580
Series 2014-C01, Class M2 6.545% (LIBOR 1 Month + 4.40%), 1/25/24(r)		66	71,663
Series 2014-C02, Class 1M2 4.745% (LIBOR 1 Month + 2.60%), 5/25/24(r)		222	231,615
Series 2014-C03, Class 1M2 5.145% (LIBOR 1 Month + 3.00%), 7/25/24(r)		186	195,631
Series 2014-C04, Class 1M2 7.045% (LIBOR 1 Month + 4.90%), 11/25/24(r)		192	208,057
Series 2015-C01, Class 1M2 6.445% (LIBOR 1 Month + 4.30%), 2/25/25(r)		216	227,060
Series 2015-C01, Class 2M2 6.695% (LIBOR 1 Month + 4.55%), 2/25/25(r)		110	113,520
Series 2015-C02, Class 1M2 6.145% (LIBOR 1 Month + 4.00%), 5/25/25(r)		216	227,688
Series 2015-C02, Class 2M2 6.145% (LIBOR 1 Month + 4.00%), 5/25/25(r)		184	190,608

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 7.145% (LIBOR 1 Month + 5.00%), 7/25/25(r)	U.S.$	11	$12,201
Series 2015-C03, Class 2M2 7.145% (LIBOR 1 Month + 5.00%), 7/25/25(r)		259	270,826
Series 2015-C04, Class 2M2 7.695% (LIBOR 1 Month + 5.55%), 4/25/28(r)		278	294,984
Series 2016-C01, Class 2M2 9.095% (LIBOR 1 Month + 6.95%), 8/25/28(r)		182	196,099
Series 2016-C03, Class 2M2 8.045% (LIBOR 1 Month + 5.90%), 10/25/28(r)		378	406,511
Series 2016-C05, Class 2M2 6.595% (LIBOR 1 Month + 4.45%), 1/25/29(r)		442	462,913
Series 2016-C07, Class 2M2 6.495% (LIBOR 1 Month + 4.35%), 5/25/29(r)		454	474,629
Series 2017-C01, Class 1B1 8.016% (LIBOR 1 Month + 5.75%), 7/25/29(r)		440	523,521
Series 2018-C01, Class 1B1 5.695% (LIBOR 1 Month + 3.55%), 7/25/30(r)		107	110,975
Home Re Ltd. Series 2018-1, Class M2 5.43% (LIBOR 1 Month + 3.00%), 10/25/28(c)(r)		235	238,268
STACR Trust Series 2019-DNA3, Class M2 4.35% (LIBOR 1 Month + 2.05%), 7/25/49(c)(r)		25	25,049

			6,507,618

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 3.318%, 5/28/35(d)		96	91,563

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		12	10,040

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36	U.S.$	16	$12,519

			22,559

Total Collateralized Mortgage Obligations (cost $6,692,837)			6,621,740

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Industrial – 0.7%
Basic – 0.2%
Consolidated Energy Finance SA 6.875%, 6/15/25(c)		200	204,910
CSN Resources SA 7.625%, 2/13/23(c)		200	204,375
First Quantum Minerals Ltd. 7.00%, 2/15/21(c)		10	9,616
7.25%, 5/15/22-4/01/23(b)(c)		542	511,926
Vedanta Resources Ltd. 6.375%, 7/30/22(c)		220	211,062

			1,141,889

Capital Goods – 0.0%
Indika Energy Capital III Pte Ltd. 5.875%, 11/09/24(c)		200	189,813
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(c)(i)		200	11,542

			201,355

Communications - Telecommunications – 0.0%
Digicel Group One Ltd. 8.25%, 12/30/22(l)		140	78,603
Digicel Group Two Ltd. 8.25%, 9/30/22(c)		153	27,540

			106,143

Consumer Cyclical - Other – 0.1%
MGM China Holdings Ltd. 5.375%, 5/15/24(c)		277	284,877
Wynn Macau Ltd. 4.875%, 10/01/24(c)		214	211,258
5.50%, 10/01/27(c)		214	211,058

			707,193

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(d)(j)(l)		37	276

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

K2016470260 South Africa Ltd. 25.00%, 12/31/22(d)(j)(l)	U.S.$	14		$288

				564

Consumer Non-Cyclical – 0.2%
Cosan Ltd. 5.50%, 9/20/29(c)		388		394,483
MARB BondCo PLC 6.875%, 1/19/25(b)(c)		200		204,063
Minerva Luxembourg SA 6.50%, 9/20/26(c)		220		228,075
Rede D’or Finance SARL 4.95%, 1/17/28(b)(c)		200		200,188
Tonon Luxembourg SA 6.50%, 10/31/24(d)(f)(l)		4		218
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)(d)(k)(l)		434		14,989

				1,042,016

Energy – 0.1%
Cosan Luxembourg SA 7.00%, 1/20/27(c)		200		216,625
Petrobras Global Finance BV 6.125%, 1/17/22		0	**	348
6.25%, 3/17/24		210		233,559
8.75%, 5/23/26		208		259,896
ReNew Power Synthetic 6.67%, 3/12/24(c)		200		204,250
YPF SA 16.50%, 5/09/22(l)	ARS	2,493		17,551

				932,229

Other Industrial – 0.0%
KOC Holding AS 6.50%, 3/11/25(c)	U.S.$	230		230,503

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(c)		8		7,710
Latam Finance Ltd. 6.875%, 4/11/24(c)		285		295,153

				302,863

				4,664,755

Financial Institutions – 0.1%
Banking – 0.1%
Akbank TAS 5.00%, 10/24/22(c)		150		143,783
Fidelity Bank PLC 10.50%, 10/16/22(c)		200		223,187

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(c)	U.S.$	200	$185,270

			552,240

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(b)(c)		200	191,625

Insurance – 0.0%
Ambac LSNI LLC 7.319% (LIBOR 3 Month + 5.00%), 2/12/23(c)(d)(r)		21	21,200

REITS – 0.0%
China Evergrande Group 8.25%, 3/23/22(c)		200	183,375

			948,440

Utility – 0.0%
Electric – 0.0%
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(c)		243	256,593
Terraform Global Operating LLC 6.125%, 3/01/26(l)		37	38,039

			294,632

Total Emerging Markets – Corporate Bonds (cost $6,152,997)			5,907,827

INFLATION-LINKED SECURITIES – 0.6%
Japan – 0.6%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27 (cost $4,420,536)	JPY	464,013	4,552,209

EMERGING MARKETS – TREASURIES – 0.6%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/26(e)	ARS	1,161	6,859
18.20%, 10/03/21(e)		4,691	25,552

			32,411

Brazil – 0.5%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 10/01/19	BRL	6,500	1,559,994

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	8,037	$2,044,698

			3,604,692

South Africa – 0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	11,700	722,517

Total Emerging Markets – Treasuries (cost $4,899,951)			4,359,620

BANK LOANS – 0.6%
Financial Institutions – 0.0%
Finance – 0.0%
Ellie Mae, Inc. 6.172% (LIBOR 1 Month + 4.00%), 4/17/26(s)	U.S.$	96	95,888
Jefferies Finance LLC 6.000% (LIBOR 1 Month + 3.75%), 6/03/26(s)		32	31,910

			127,798

Insurance – 0.0%
Sedgwick Claims Management Services, Inc. 8/07/26(t)		145	144,342

			272,140

Industrial – 0.6%
Capital Goods – 0.1%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.612% (LIBOR 1 Month + 3.50%), 8/01/25(s)		105	105,259
BWay Holding Company 5.590% (LIBOR 3 Month + 3.25%), 4/03/24(s)		144	139,737
Gardner Denver, Inc. 4.862% (LIBOR 1 Month + 2.75%), 7/30/24(s)		33	33,278
Panther BF Aggregator 2 L P 5.612% (LIBOR 1 Month + 3.50%), 4/30/26(d)(s)		60	59,100

			337,374

Communications - Media – 0.0%
Clear Channel Outdoor Holdings, Inc. 8/21/26(t)		35	35,206
Diamond Sports Group, LLC 8/24/26(t)		32	31,731

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.230% (LIBOR 1 Month + 4.00%), 5/01/26(s)	U.S.$	45	$45,588
Univision Communications Inc. 4.862% (LIBOR 1 Month + 2.75%), 3/15/24(s)		110	105,030

			217,555

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		15	14,810
6.645% (LIBOR 1 Month + 4.50%), 1/02/24(s)		9	8,788
West Corporation 6.112% (LIBOR 1 Month + 4.00%), 10/10/24(s)		148	131,561

			155,159

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.700% (LIBOR 1 Month + 3.50%), 11/06/24(s)		46	45,709

Consumer Cyclical - Entertainment – 0.0%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.112% (LIBOR 1 Month + 3.00%), 4/01/24(s)		60	59,761

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.862% (LIBOR 1 Month + 2.75%), 12/23/24(s)		185	181,966
Stars Group Holdings B.V. 5.830% (LIBOR 3 Month + 3.50%), 7/10/25(s)		33	33,535

			215,501

Consumer Cyclical - Restaurants – 0.0%
Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(s)		42	42,453

Consumer Cyclical - Retailers – 0.0%
PetSmart, Inc. 3/11/22(t)		112	108,870

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Serta Simmons Bedding, LLC 10.182% (LIBOR 1 Month + 8.00%), 11/08/24(s)	U.S.$	69	$29,802
Specialty Building Products Holdings, LLC 7.862% (LIBOR 1 Month + 5.75%), 10/01/25(s)		140	139,719

			278,391

Consumer Non-Cyclical – 0.2%
Air Medical Group Holdings, Inc. 5.432% (LIBOR 1 Month + 3.25%), 4/28/22(s)		297	278,374
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.862% (LIBOR 1 Month + 7.75%), 9/26/25(s)		183	159,490
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(s)		216	214,847
6.701%,(LIBOR 1 Month +4.50%), 2/11/26(s)		1	540
BI-LO, LLC 10.187% (LIBOR 3 Month + 8.00%), 5/31/24(s)		141	135,119
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(s)		139	133,114
10.474% (LIBOR 3 Month + 8.00%), 5/31/24(s)		135	128,891
Regionalcare Hospital Partners Holdings, Inc. 6.645% (LIBOR 1 Month + 4.50%), 11/16/25(d)(s)		125	124,900
U.S. Renal Care, Inc. 7.112% (LIBOR 1 Month + 5.00%), 6/26/26(s)		170	162,138

			1,337,413

Energy – 0.1%
California Resources Corporation 12.491% (LIBOR 1 Month + 10.38%), 12/31/21(s)		113	99,620
CITGO Petroleum Corporation 7.319% (LIBOR 3 Month + 5.00%), 3/28/24(s)		61	61,335
Triton Solar US Acquisition Co. 8.330% (LIBOR 3 Month + 6.00%), 10/29/24(s)		269	250,627

			411,582

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
American Tire Distributors, Inc. 9.624% (LIBOR 3 Month + 7.50%), 9/02/24(e)(s)	U.S.$	73	$65,362

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(s)		30	29,712
Parexel International Corporation 4.862% (LIBOR 1 Month + 2.75%), 9/27/24(s)		27	25,668
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 5.862% (LIBOR 1 Month + 3.75%), 10/01/25(s)		45	44,974
Team Health Holdings, Inc. 4.862% (LIBOR 1 Month + 2.75%), 2/06/24(s)		199	160,140
Verscend Holding Corp. 6.612% (LIBOR 1 Month + 4.50%), 8/27/25(s)		90	90,349

			350,843

Technology – 0.1%
Avaya Inc. 6.445% (LIBOR 1 Month + 4.25%), 12/15/24(s)		69	67,538
6.681% (LIBOR 2 Month + 4.25%), 12/15/24(s)		41	40,127
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.580% (LIBOR 3 Month + 4.25%), 10/02/25(s)		169	159,683
MTS Systems Corporation 5.400% (LIBOR 1 Month + 3.25%), 7/05/23(d)(s)		25	25,010
Solera, LLC (Solera Finance, Inc.) 4.862% (LIBOR 1 Month + 2.75%), 3/03/23(s)		143	142,543
Veritas US Inc. 6.612% (LIBOR 1 Month + 4.50%), 1/27/23(s)		83	78,450
6.830% (LIBOR 3 Month + 4.50%), 1/27/23(s)		16	15,571

			528,922

			4,046,025

Total Bank Loans (cost $4,466,701)			4,318,165

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(c)(d)	U.S.$	125	$128,818
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/26(c)(d)		360	372,841
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(c)(d)		38	40,794

			542,453

Home Equity Loans - Fixed Rate – 0.1%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(d)		140	140,275
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(d)		174	84,907
Lehman XS Trust Series 2007-6, Class 3A5 4.677%, 5/25/37(d)		40	39,708

			264,890

Autos - Fixed Rate – 0.0%
CPS Auto Trust Series 2018-C, Class D 4.40%, 6/17/24(c)		120	124,630
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 5/15/26(c)		115	118,853

			243,483

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 3.27% (LIBOR 1 Month + 1.13%), 12/25/32(d)(r)		35	35,306

Total Asset-Backed Securities (cost $1,054,788)			1,086,132

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.642%, 7/10/47(c)(d)		35	35,269

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2014-GC18, Class D 5.157%, 1/10/47(c)(d)	U.S.$	71	$59,024
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 6/15/45(c)(d)		298	291,181
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.054%, 1/15/47(c)(d)		71	73,740
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)(e)		105	98,670

			557,884

Non-Agency Floating Rate CMBS – 0.0%
CLNS Trust Series 2017-IKPR, Class F 6.701% (LIBOR 1 Month + 4.50%), 6/11/32(c)(d)(r)		110	110,446
DBWF Mortgage Trust Series 2018-GLKS, Class E 5.20% (LIBOR 1 Month + 3.02%), 11/19/35(c)(d)(r)		100	101,006
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 6.945% (LIBOR 1 Month + 4.75%), 5/15/36(c)(d)(r)		39	39,073

			250,525

Total Commercial Mortgage-Backed Securities (cost $806,063)			808,409

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden Senior Loan Fund Series 2017-49A, Class E 8.60% (LIBOR 3 Month + 6.30%), 7/18/30(c)(d)(r)		250	242,147
Rockford Tower CLO Ltd. Series 2017-2A, Class D 5.753% (LIBOR 3 Month + 3.45%), 10/15/29(c)(d)(r)		306	302,404

Total Collateralized Loan Obligations (cost $560,629)			544,551

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
State of California Series 2010 7.60%, 11/01/40	U.S.$	60	$103,838
7.95%, 3/01/36		130	133,767

Total Local Governments – US Municipal Bonds (cost $221,960)			237,605

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNH/USD Expiration: Oct 2019; Contracts: 50,672,450; Exercise Price: CNH 6.95; Counterparty: UBS AG(a) (premiums paid $27,050)	CNH	50,672,450	232,556

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.0%
Argentina – 0.0%
Provincia de Buenos Aires/Government Bonds 7.875%, 6/15/27(c) (cost $260,239)	U.S.$	341	102,300

QUASI-SOVEREIGNS – 0.0%
Quasi-Sovereign Bonds – 0.0%
Mexico – 0.0%
Petroleos Mexicanos 6.50%, 1/23/29		41	41,384

United States – 0.0%
Citgo Holding, Inc. 9.25%, 8/01/24(c)		50	52,874

Total Quasi-Sovereigns (cost $90,982)			94,258

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%	1,027	$25,767

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 7.943%	868	22,742

Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(a)	1,190	3,570

Energy – 0.0%
Sanchez Energy Corp. Series A 4.875%(a)(e)	2,338	2

		3,572

Total Preferred Stocks (cost $120,391)		52,081

WARRANTS – 0.0%
Media – 0.0%
iHeartMedia, Inc., expiring 5/01/39(a)(e)	2,165	28,145

Software – 0.0%
Avaya Holdings Corp., expiring 12/15/22(a)	4,686	7,732

Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/22(a)(d)(e)(f)	1,913	6,198

Oil, Gas & Consumable Fuels – 0.0%
Amplify Energy Corp., expiring 4/21/20(a)(e)	2,090	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(a)(e)	4,803	144
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(a)(e)	2,019	303

		447

Total Warrants (cost $54,888)		42,522

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 1/01/36 (cost $160)	U.S.$		0	**	$162

SHORT-TERM INVESTMENTS – 20.1%
Governments – Treasuries – 13.6%
Japan – 13.6%
Japan Treasury Discount Bill Series 841 Zero Coupon, 9/30/19	JPY		2,351,150		22,133,331
Series 851 Zero Coupon, 11/18/19			8,030,000		75,609,654

					97,742,985

Nigeria – 0.0%
Nigeria Treasury Bills Zero Coupon, 4/09/20	NGN		24,782		63,043

Total Governments – Treasuries (cost $97,295,816)					97,806,028

			Shares
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(h)(u)(v) (cost $44,673,662)			44,673,662		44,673,662

			Principal Amount (000)
U.S. Treasury Bills – 0.3%
U.S. Treasury Bill Zero Coupon, 11/07/19 (cost $1,992,658)		U.S.$	2,000		1,992,940

Total Short-Term Investments (cost $143,962,136)					144,472,630

Total Investments Before Security Lending Collateral for Securities Loaned – 97.8% (cost $659,546,494)					702,709,357

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(h)(u)(v) (cost $8,911,005)	8,911,005	$8,911,005

Total Investments – 99.0% (cost $668,457,499)		711,620,362
Other assets less liabilities – 1.0%		6,922,618

Net Assets – 100.0%		$718,542,980

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canadian 10 Yr Bond Futures	19	December 2019	$2,070,392	$8,246
10 Yr Japan Bond (OSE) Futures	132	September 2019	192,840,401	2,191,774
Amsterdam Index Futures	7	September 2019	858,685	31,822
DAX Index Futures	7	September 2019	2,291,175	(13,287)
Euro Buxl 30 Yr Bond Futures	103	September 2019	25,391,234	3,069,822
Euro-BOBL Futures	121	December 2019	18,179,051	629
Euro-BTP Futures	113	September 2019	18,046,428	376,963
Euro-Bund Futures	164	September 2019	32,281,726	1,004,851
CAC40 10 Euro Futures	52	September 2019	3,130,709	90,553
Euro-Schatz Futures	125	December 2019	15,480,801	(1,507)
FTSE 100 Index Futures	26	September 2019	2,271,680	(81,017)
FTSE/MIB Index Futures	5	September 2019	585,793	23,339
IBEX 35 Index Futures	7	September 2019	676,745	13,787
Long Gilt Futures	231	December 2019	37,743,518	58,794
MSCI EAFE Futures	132	September 2019	12,169,740	(229,197)
MSCI Emerging Markets Futures	403	September 2019	19,827,600	(664,797)
Omxs30 Index Futures	419	September 2019	6,722,810	202,292
S&P 500 E-Mini Futures	69	September 2019	10,090,560	(153,376)
S&P Mid 400 E-Mini Futures	48	September 2019	9,030,720	(167,691)
U.S. T-Note 2 Yr (CBT) Futures	34	December 2019	7,347,984	4,208
U.S. T-Note 5 Yr (CBT) Futures	277	December 2019	33,233,508	3,685
U.S. T-Note 10 Yr (CBT) Futures	142	December 2019	18,704,063	32,429
U.S. Ultra Bond (CBT) Futures	183	December 2019	36,131,063	296,128

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Australian Bond Futures	26	September 2019	$2,605,240	$(59,917)
10 Yr Canadian Bond Futures	16	December 2019	1,743,488	(6,996)
10 Yr Mini Japan Government Bond Futures	302	September 2019	44,122,389	(476,019)
E-Mini Russell 1000 Futures	66	September 2019	5,343,360	(40,146)
E-Mini Russell 2000 Future	22	September 2019	1,643,620	39,230
Euro Buxl 30 Yr Bond Futures	45	September 2019	11,093,258	(883,948)
Euro STOXX 50 Futures	128	September 2019	4,809,793	(66,745)
Euro-BOBL Futures	77	December 2019	11,568,487	(82)
Euro-Bund Futures	269	September 2019	52,949,904	(632,867)
Euro-Schatz Futures	152	December 2019	18,824,654	(162)
FTSE 100 Index Futures	21	September 2019	1,834,818	23,351
Hang Seng Index Futures	15	September 2019	2,449,811	(4,581)
MSCI EAFE Futures	24	September 2019	2,212,680	(16,775)
MSCI Singapore IX ETS Futures	59	September 2019	1,515,655	(24,861)
S&P 500 E-Mini Futures	34	September 2019	4,972,160	160,925
S&P TSX 60 Index Futures	25	September 2019	3,685,970	(16,516)
SPI 200 Futures	17	September 2019	1,880,727	(6,008)
TOPIX Index Futures	22	September 2019	3,127,030	28,933
U.S. T-Note 10 Yr (CBT) Futures	58	December 2019	7,639,687	(2,095)

				$4,113,171

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	JPY	383,673	USD	3,627	9/12/19	$13,397
Australia and New Zealand Banking Group Ltd.	USD	4,488	JPY	483,244	9/12/19	63,173
Bank of America, NA	JPY	314,544	USD	2,920	9/12/19	(41,951)
Bank of America, NA	JPY	227,401	USD	2,158	9/12/19	16,583
Bank of America, NA	INR	76,554	USD	1,093	10/24/19	33,733
Bank of America, NA	RUB	73,416	USD	1,122	9/19/19	23,400
Bank of America, NA	BRL	8,798	USD	2,126	9/04/19	1,284
Bank of America, NA	CHF	2,134	USD	2,186	9/12/19	28,321
Bank of America, NA	GBP	890	USD	1,085	12/16/19	(2,032)
Bank of America, NA	USD	1,783	CAD	2,370	9/19/19	(2,678)
Bank of America, NA	USD	2,893	EUR	2,572	10/10/19	(57,919)
Bank of America, NA	USD	2,324	BRL	8,798	9/04/19	(199,533)
Bank of America, NA	USD	2,176	NOK	19,284	9/20/19	(59,157)
Bank of America, NA	USD	2,197	SEK	20,305	9/20/19	(126,060)
Bank of America, NA	USD	14,539	RUB	937,614	9/19/19	(511,988)
Bank of America, NA	USD	4,747	ZAR	68,409	9/18/19	(245,955)
Bank of America, NA	USD	1,477	JPY	158,306	9/12/19	13,649
Bank of America, NA	USD	2,523	INR	175,243	10/24/19	(97,221)
Barclays Bank PLC	IDR	28,033,217	USD	1,932	11/21/19	(19,960)
Barclays Bank PLC	JPY	338,006	USD	3,192	9/12/19	8,261

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PHP	313,819	USD	6,116	9/11/19	$96,188
Barclays Bank PLC	PHP	244,842	USD	4,655	9/11/19	(41,669)
Barclays Bank PLC	JPY	144,654	USD	1,339	9/13/19	(23,503)
Barclays Bank PLC	INR	463,383	USD	6,433	10/24/19	18,049
Barclays Bank PLC	TWD	113,036	USD	3,586	9/11/19	(25,557)
Barclays Bank PLC	TWD	79,303	USD	2,559	9/11/19	25,345
Barclays Bank PLC	ZAR	32,952	USD	2,133	9/18/19	(34,749)
Barclays Bank PLC	ZAR	21,449	USD	1,509	9/18/19	97,793
Barclays Bank PLC	BRL	12,743	USD	3,054	9/04/19	(23,232)
Barclays Bank PLC	CNY	12,241	USD	1,781	10/17/19	68,722
Barclays Bank PLC	BRL	4,024	USD	1,049	9/04/19	77,537
Barclays Bank PLC	CHF	3,385	USD	3,411	9/12/19	(11,668)
Barclays Bank PLC	CAD	2,094	USD	1,600	9/13/19	27,002
Barclays Bank PLC	CAD	1,365	USD	1,033	9/19/19	7,856
Barclays Bank PLC	AUD	1,237	USD	834	9/05/19	1,557
Barclays Bank PLC	EUR	1,089	USD	1,236	9/13/19	37,934
Barclays Bank PLC	EUR	720	USD	808	10/10/19	14,490
Barclays Bank PLC	USD	1,111	EUR	989	9/13/19	(23,372)
Barclays Bank PLC	USD	847	AUD	1,237	9/05/19	(13,698)
Barclays Bank PLC	USD	1,985	CHF	1,930	9/12/19	(33,633)
Barclays Bank PLC	USD	1,412	NZD	2,186	9/09/19	(33,726)
Barclays Bank PLC	USD	7,626	EUR	6,870	10/10/19	(53,764)
Barclays Bank PLC	USD	4,052	BRL	16,767	9/04/19	(2,446)
Barclays Bank PLC	USD	4,366	CAD	5,772	9/19/19	(29,237)
Barclays Bank PLC	USD	3,048	BRL	12,743	10/02/19	23,646
Barclays Bank PLC	USD	6,802	TRY	38,880	9/12/19	(155,258)
Barclays Bank PLC	USD	2,940	NOK	25,087	9/20/19	(185,925)
Barclays Bank PLC	USD	3,964	TWD	123,021	9/11/19	(33,379)
Barclays Bank PLC	USD	1,732	CZK	40,357	9/13/19	(22,064)
Barclays Bank PLC	USD	721	RUB	46,390	9/19/19	(26,681)
Barclays Bank PLC	USD	907	PHP	46,458	9/11/19	(16,273)
Barclays Bank PLC	USD	2,283	PHP	119,161	9/11/19	2,846
Barclays Bank PLC	USD	5,080	TWD	159,623	9/11/19	20,286
Barclays Bank PLC	USD	678	IDR	9,978,747	11/21/19	16,268
BNP Paribas SA	HUF	1,862,441	USD	6,292	10/11/19	98,705
BNP Paribas SA	NOK	42,545	USD	4,725	9/20/19	54,285
BNP Paribas SA	ZAR	29,419	USD	1,990	9/18/19	54,050
BNP Paribas SA	PLN	14,509	USD	3,734	10/11/19	86,506
BNP Paribas SA	NZD	15,467	USD	10,202	9/09/19	454,736
BNP Paribas SA	AUD	11,333	USD	7,735	9/05/19	102,730
BNP Paribas SA	PEN	7,384	USD	2,169	9/12/19	(5,698)
BNP Paribas SA	AUD	4,206	USD	2,936	9/13/19	101,953
BNP Paribas SA	CHF	3,304	USD	3,378	9/12/19	38,274
BNP Paribas SA	CAD	1,455	USD	1,107	9/19/19	13,788
BNP Paribas SA	CAD	1,083	USD	811	9/13/19	(3,128)
BNP Paribas SA	USD	3,982	AUD	5,658	9/05/19	(171,333)
BNP Paribas SA	USD	7,510	NZD	11,344	9/09/19	(360,199)
BNP Paribas SA	USD	8,289	AUD	11,865	9/13/19	(295,865)
BNP Paribas SA	USD	4,404	CHF	4,347	9/12/19	(8,806)
BNP Paribas SA	USD	3,548	CAD	4,654	9/19/19	(51,606)
BNP Paribas SA	USD	5,843	EUR	5,189	10/10/19	(124,330)
BNP Paribas SA	USD	1,714	PLN	6,486	9/13/19	(84,863)

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	2,466	CZK	57,617	10/11/19	$(24,569)
BNP Paribas SA	USD	2,460	JPY	260,847	9/12/19	(3,782)
Citibank, NA	IDR	123,349,970	USD	8,528	11/21/19	(59,941)
Citibank, NA	CLP	10,465,550	USD	15,316	9/12/19	812,518
Citibank, NA	COP	8,258,461	USD	2,568	9/12/19	169,833
Citibank, NA	JPY	2,351,773	USD	21,826	10/03/19	(359,174)
Citibank, NA	JPY	674,538	USD	6,244	9/13/19	(109,508)
Citibank, NA	HUF	245,929	USD	845	10/11/19	27,707
Citibank, NA	JPY	226,179	USD	2,131	9/12/19	775
Citibank, NA	JPY	151,282	USD	1,424	9/12/19	(366)
Citibank, NA	RUB	114,229	USD	1,743	9/19/19	34,278
Citibank, NA	NOK	68,170	USD	8,032	9/20/19	547,449
Citibank, NA	ZAR	22,157	USD	1,439	9/18/19	(19,137)
Citibank, NA	SEK	47,507	USD	4,924	9/20/19	78,802
Citibank, NA	BRL	39,008	USD	9,661	9/04/19	241,121
Citibank, NA	BRL	32,806	USD	7,878	10/02/19	(29,055)
Citibank, NA	CNY	10,218	USD	1,428	10/24/19	(620)
Citibank, NA	TRY	7,871	USD	1,353	9/12/19	7,429
Citibank, NA	PLN	7,236	USD	1,889	9/13/19	71,307
Citibank, NA	BRL	6,500	USD	1,721	10/10/19	155,432
Citibank, NA	PLN	4,143	USD	1,091	10/11/19	49,256
Citibank, NA	CHF	3,134	USD	3,184	9/12/19	14,680
Citibank, NA	CAD	2,862	USD	2,166	9/19/19	16,649
Citibank, NA	EUR	4,838	USD	5,513	9/13/19	192,274
Citibank, NA	EUR	1,287	USD	1,434	10/10/19	16,045
Citibank, NA	AUD	755	USD	524	9/05/19	15,688
Citibank, NA	GBP	707	USD	926	9/13/19	65,519
Citibank, NA	USD	3,800	INR	263,714	10/24/19	(149,038)
Citibank, NA	USD	1,881	CHF	1,846	9/12/19	(14,959)
Citibank, NA	USD	1,427	EUR	1,300	9/12/19	2,634
Citibank, NA	USD	958	NZD	1,426	9/09/19	(58,744)
Citibank, NA	USD	1,199	CAD	1,569	9/19/19	(20,165)
Citibank, NA	USD	2,088	EUR	1,873	10/10/19	(23,621)
Citibank, NA	USD	1,439	AUD	2,123	9/05/19	(9,948)
Citibank, NA	USD	2,372	CAD	3,177	9/13/19	14,659
Citibank, NA	USD	714	TRY	4,051	9/12/19	(21,654)
Citibank, NA	USD	3,002	BRL	12,422	9/04/19	(1,812)
Citibank, NA	USD	6,399	BRL	26,586	9/04/19	21,632
Citibank, NA	USD	3,595	NOK	31,234	9/20/19	(166,103)
Citibank, NA	USD	2,108	CNY	15,149	10/24/19	9,462
Citibank, NA	SEK	16,662	EUR	1,544	9/20/19	(1,006)
Citibank, NA	USD	2,199	SEK	20,246	9/20/19	(133,984)
Citibank, NA	SEK	20,625	EUR	1,922	9/20/19	11,560
Citibank, NA	USD	1,247	CZK	28,735	9/13/19	(29,870)
Citibank, NA	USD	2,314	RUB	147,568	9/19/19	(105,889)
Citibank, NA	USD	3,750	JPY	407,657	12/13/19	113,990
Citibank, NA	USD	876	COP	3,051,978	9/12/19	10,237
Credit Suisse International	COP	1,719,240	USD	534	9/12/19	34,542
Credit Suisse International	CZK	71,009	USD	3,074	9/13/19	65,400
Credit Suisse International	HKD	56,279	USD	7,172	5/26/20	2,077
Credit Suisse International	SEK	63,349	USD	6,721	9/20/19	258,966
Credit Suisse International	NOK	56,240	USD	6,377	9/20/19	202,573

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	SEK	40,909	USD	4,358	9/13/19	$187,136
Credit Suisse International	TRY	12,206	USD	2,108	9/12/19	21,492
Credit Suisse International	CHF	6,342	USD	6,529	9/12/19	117,527
Credit Suisse International	NZD	3,306	USD	2,163	9/09/19	79,920
Credit Suisse International	PLN	2,143	USD	554	10/11/19	15,080
Credit Suisse International	CAD	2,074	USD	1,562	9/19/19	3,977
Credit Suisse International	AUD	1,592	USD	1,085	9/05/19	12,312
Credit Suisse International	EUR	1,300	CHF	1,432	9/12/19	18,087
Credit Suisse International	USD	3,955	EUR	3,511	9/20/19	(91,705)
Credit Suisse International	USD	1,142	ILS	3,976	10/16/19	(14,490)
Credit Suisse International	USD	5,487	CHF	5,415	9/12/19	(12,730)
Credit Suisse International	USD	4,155	NOK	36,631	9/20/19	(133,580)
Credit Suisse International	USD	4,319	SEK	40,909	9/13/19	(148,818)
Credit Suisse International	USD	4,555	TRY	26,690	9/12/19	8,007
Credit Suisse International	USD	3,611	SEK	34,403	9/20/19	(101,805)
Credit Suisse International	USD	3,594	JPY	382,139	9/12/19	4,936
Deutsche Bank AG	NOK	19,211	USD	2,169	9/20/19	59,761
Deutsche Bank AG	ZAR	1,972	USD	135	9/18/19	5,694
Deutsche Bank AG	USD	2,919	ILS	10,186	10/16/19	(29,787)
Goldman Sachs Bank USA	IDR	55,257,744	USD	3,884	11/21/19	36,660
Goldman Sachs Bank USA	JPY	1,582,359	USD	14,863	9/12/19	(40,491)
Goldman Sachs Bank USA	INR	100,267	USD	1,437	10/24/19	48,902
Goldman Sachs Bank USA	RUB	64,639	USD	969	9/19/19	1,512
Goldman Sachs Bank USA	ILS	17,972	USD	5,084	10/16/19	(13,914)
Goldman Sachs Bank USA	BRL	8,868	USD	2,143	9/04/19	1,293
Goldman Sachs Bank USA	BRL	4,433	USD	1,067	10/02/19	(2,002)
Goldman Sachs Bank USA	AUD	7,901	USD	5,476	9/05/19	155,402
Goldman Sachs Bank USA	NZD	2,420	USD	1,535	9/09/19	10,229
Goldman Sachs Bank USA	CHF	2,861	USD	2,913	9/12/19	20,150
Goldman Sachs Bank USA	USD	1,444	CHF	1,421	9/12/19	(7,219)
Goldman Sachs Bank USA	USD	1,103	AUD	1,574	9/05/19	(43,237)
Goldman Sachs Bank USA	USD	2,188	NZD	3,261	9/09/19	(132,959)
Goldman Sachs Bank USA	USD	2,231	BRL	8,868	9/04/19	(89,816)
Goldman Sachs Bank USA	USD	6,889	MXN	138,732	10/25/19	(26,832)
Goldman Sachs Bank USA	USD	4,375	SEK	41,395	9/20/19	(153,200)
Goldman Sachs Bank USA	USD	3,980	CNY	28,502	10/17/19	5,945
Goldman Sachs Bank USA	USD	2,888	INR	205,243	10/24/19	(47,126)
Goldman Sachs Bank USA	USD	2,130	IDR	30,694,159	11/21/19	7,179
Goldman Sachs Bank USA	USD	16,058	IDR	230,357,069	11/21/19	(20,776)
HSBC Bank USA	IDR	30,631,914	USD	2,071	11/21/19	(61,206)
HSBC Bank USA	SGD	10,087	USD	7,300	10/31/19	26,568
HSBC Bank USA	TRY	6,554	USD	1,123	9/12/19	2,075
HSBC Bank USA	ILS	3,889	USD	1,103	10/16/19	525
HSBC Bank USA	AUD	3,155	USD	2,138	9/05/19	13,036
HSBC Bank USA	NZD	2,818	USD	1,801	9/09/19	25,158
HSBC Bank USA	EUR	1,298	USD	1,471	10/10/19	40,059
HSBC Bank USA	GBP	588	USD	751	9/13/19	34,914
HSBC Bank USA	USD	1,416	NZD	2,244	9/09/19	(2,525)
HSBC Bank USA	USD	1,407	TRY	7,902	9/12/19	(56,148)
HSBC Bank USA	USD	1,631	CNY	11,664	10/24/19	(367)
HSBC Bank USA	USD	5,595	TWD	173,069	9/11/19	(66,071)
HSBC Bank USA	USD	1,451	INR	100,910	10/24/19	(54,520)

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	1,456	CLP	1,047,159	9/12/19	$(4,389)
JPMorgan Chase Bank, NA	INR	192,584	USD	2,701	9/09/19	12,336
JPMorgan Chase Bank, NA	INR	150,794	USD	2,102	10/24/19	14,710
JPMorgan Chase Bank, NA	PHP	128,579	USD	2,461	9/11/19	(5,146)
JPMorgan Chase Bank, NA	TWD	89,839	USD	2,864	9/11/19	(5,766)
JPMorgan Chase Bank, NA	CNY	60,283	USD	8,532	10/24/19	104,709
JPMorgan Chase Bank, NA	TWD	44,961	USD	1,438	9/11/19	1,792
JPMorgan Chase Bank, NA	MXN	38,597	USD	1,962	9/09/19	37,654
JPMorgan Chase Bank, NA	SEK	25,222	USD	2,697	9/20/19	123,990
JPMorgan Chase Bank, NA	BRL	8,273	USD	2,174	9/04/19	176,236
JPMorgan Chase Bank, NA	USD	3,228	CAD	4,283	9/19/19	(9,578)
JPMorgan Chase Bank, NA	USD	1,999	BRL	8,273	9/04/19	(1,207)
JPMorgan Chase Bank, NA	USD	1,534	NOK	13,085	9/20/19	(97,867)
JPMorgan Chase Bank, NA	USD	1,689	TWD	52,181	9/11/19	(21,882)
JPMorgan Chase Bank, NA	USD	1,279	INR	88,776	10/24/19	(49,619)
JPMorgan Chase Bank, NA	USD	6,597	JPY	712,506	9/12/19	113,712
Morgan Stanley Capital Services, Inc.	KRW	9,371,445	USD	7,776	10/30/19	21,665
Morgan Stanley Capital Services, Inc.	JPY	253,681	USD	2,345	12/13/19	(58,956)
Morgan Stanley Capital Services, Inc.	INR	103,071	USD	1,430	9/09/19	(9,457)
Morgan Stanley Capital Services, Inc.	TWD	52,583	USD	1,678	9/11/19	(1,871)
Morgan Stanley Capital Services, Inc.	ZAR	21,877	USD	1,431	9/18/19	(8,281)
Morgan Stanley Capital Services, Inc.	SEK	13,778	USD	1,429	9/20/19	24,076
Morgan Stanley Capital Services, Inc.	TRY	6,606	USD	1,172	9/12/19	42,233
Morgan Stanley Capital Services, Inc.	PLN	5,518	USD	1,451	10/11/19	63,616
Morgan Stanley Capital Services, Inc.	BRL	3,633	USD	878	9/04/19	530
Morgan Stanley Capital Services, Inc.	GBP	1,222	USD	1,562	9/13/19	74,099
Morgan Stanley Capital Services, Inc.	USD	2,067	AUD	2,949	9/05/19	(81,620)
Morgan Stanley Capital Services, Inc.	USD	1,605	CAD	2,124	9/13/19	(9,460)
Morgan Stanley Capital Services, Inc.	USD	898	BRL	3,633	9/04/19	(20,601)
Morgan Stanley Capital Services, Inc.	USD	1,469	BRL	5,962	9/18/19	(30,722)
Morgan Stanley Capital Services, Inc.	USD	2,831	CNY	19,576	10/17/19	(92,975)
Morgan Stanley Capital Services, Inc.	USD	8,757	EUR	7,783	10/10/19	(178,371)
Morgan Stanley Capital Services, Inc.	USD	1,876	ZAR	26,898	9/18/19	(105,781)
Morgan Stanley Capital Services, Inc.	USD	3,701	PLN	14,051	10/11/19	(169,194)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	8,658	ZAR	131,906	9/18/19	$21,718
Morgan Stanley Capital Services, Inc.	USD	1,464	TWD	45,387	9/11/19	(13,476)
Natwest Markets PLC	JPY	8,034,355	USD	73,941	9/13/19	(1,734,303)
Natwest Markets PLC	COP	2,455,583	USD	713	9/12/19	(50)
Natwest Markets PLC	CLP	2,404,915	USD	3,482	9/12/19	149,451
Natwest Markets PLC	JPY	160,982	USD	1,488	12/13/19	(38,047)
Natwest Markets PLC	ZAR	29,823	USD	1,952	9/18/19	(10,773)
Natwest Markets PLC	ZAR	25,818	USD	1,790	9/18/19	91,385
Natwest Markets PLC	BRL	37,253	USD	9,158	9/04/19	162,333
Natwest Markets PLC	SEK	34,427	USD	3,646	9/20/19	134,939
Natwest Markets PLC	BRL	5,962	USD	1,478	9/18/19	39,133
Natwest Markets PLC	EUR	7,454	USD	8,396	10/10/19	180,712
Natwest Markets PLC	CAD	2,841	USD	2,134	9/19/19	(192)
Natwest Markets PLC	USD	3,450	AUD	4,933	9/05/19	(127,691)
Natwest Markets PLC	USD	1,522	NZD	2,274	9/09/19	(89,158)
Natwest Markets PLC	USD	9,142	BRL	37,253	9/04/19	(145,506)
Natwest Markets PLC	USD	2,219	ILS	7,717	10/16/19	(30,443)
Natwest Markets PLC	USD	7,387	JPY	791,673	9/12/19	69,004
Natwest Markets PLC	USD	2,569	COP	8,258,461	9/12/19	(170,913)
Societe Generale	USD	4,566	CHF	4,494	9/12/19	(22,811)
Standard Chartered Bank	IDR	20,372,053	USD	1,401	11/21/19	(17,209)
Standard Chartered Bank	HUF	427,230	USD	1,461	10/11/19	40,053
Standard Chartered Bank	JPY	314,871	USD	2,928	9/12/19	(37,280)
Standard Chartered Bank	TWD	171,834	USD	5,454	9/11/19	(35,997)
Standard Chartered Bank	INR	153,824	USD	2,125	10/24/19	(4,630)
Standard Chartered Bank	TWD	45,019	USD	1,440	9/11/19	1,840
Standard Chartered Bank	ZAR	20,819	USD	1,456	9/18/19	86,280
Standard Chartered Bank	CAD	5,957	USD	4,524	9/19/19	48,670
Standard Chartered Bank	EUR	781	PLN	3,351	10/11/19	(18,596)
Standard Chartered Bank	USD	2,204	EUR	1,969	10/10/19	(34,189)
Standard Chartered Bank	EUR	2,020	SEK	21,347	9/20/19	(45,325)
Standard Chartered Bank	USD	1,469	NZD	2,200	9/09/19	(82,939)
Standard Chartered Bank	USD	685	PLN	2,625	10/11/19	(24,864)
Standard Chartered Bank	EUR	3,184	NOK	30,975	9/20/19	(102,524)
Standard Chartered Bank	USD	2,963	TWD	91,435	9/11/19	(41,920)
Standard Chartered Bank	USD	2,061	TRY	11,843	9/12/19	(36,044)
Standard Chartered Bank	USD	779	TWD	24,386	9/11/19	62
Standard Chartered Bank	USD	2,451	INR	175,506	10/24/19	(20,981)
State Street Bank & Trust Co.	HUF	692,692	USD	2,400	10/11/19	96,416
State Street Bank & Trust Co.	THB	80,773	USD	2,581	9/13/19	(61,451)
State Street Bank & Trust Co.	THB	41,207	USD	1,343	10/30/19	(6,909)
State Street Bank & Trust Co.	JPY	39,755	USD	367	9/13/19	(7,238)
State Street Bank & Trust Co.	CZK	20,719	USD	911	10/11/19	33,066
State Street Bank & Trust Co.	MXN	9,166	USD	456	10/25/19	2,450
State Street Bank & Trust Co.	EUR	10,198	USD	11,517	10/10/19	276,546
State Street Bank & Trust Co.	CHF	4,017	USD	4,061	9/12/19	(752)
State Street Bank & Trust Co.	ZAR	3,492	USD	246	9/18/19	16,233
State Street Bank & Trust Co.	ZAR	5,429	USD	353	9/18/19	(3,823)
State Street Bank & Trust Co.	CAD	2,011	USD	1,519	12/16/19	7,183
State Street Bank & Trust Co.	GBP	625	USD	768	10/18/19	5,245

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	400	USD	306	9/19/19	$5,328
State Street Bank & Trust Co.	GBP	452	USD	554	12/16/19	1,834
State Street Bank & Trust Co.	GBP	455	USD	578	9/13/19	24,119
State Street Bank & Trust Co.	EUR	303	USD	343	12/16/19	6,942
State Street Bank & Trust Co.	EUR	291	USD	333	9/13/19	13,135
State Street Bank & Trust Co.	CHF	107	USD	109	9/13/19	522
State Street Bank & Trust Co.	SEK	82	USD	9	9/20/19	555
State Street Bank & Trust Co.	GBP	34	USD	42	12/16/19	(157)
State Street Bank & Trust Co.	AUD	18	USD	12	9/13/19	26
State Street Bank & Trust Co.	USD	476	EUR	424	9/13/19	(9,572)
State Street Bank & Trust Co.	USD	108	CHF	107	9/13/19	(137)
State Street Bank & Trust Co.	USD	135	EUR	120	10/10/19	(3,560)
State Street Bank & Trust Co.	USD	95	CAD	126	12/16/19	(136)
State Street Bank & Trust Co.	USD	43	NOK	364	9/20/19	(2,979)
State Street Bank & Trust Co.	USD	200	PLN	750	9/13/19	(12,150)
State Street Bank & Trust Co.	USD	82	CZK	1,918	9/13/19	(836)
State Street Bank & Trust Co.	USD	145	ZAR	2,098	9/18/19	(7,286)
State Street Bank & Trust Co.	USD	1,655	PLN	6,282	10/11/19	(75,707)
State Street Bank & Trust Co.	USD	2,670	CNY	18,932	10/24/19	(22,873)
State Street Bank & Trust Co.	USD	3,512	SEK	32,287	9/20/19	(218,287)
State Street Bank & Trust Co.	USD	2,559	THB	80,773	9/13/19	83,735
State Street Bank & Trust Co.	USD	4,013	JPY	425,337	9/13/19	(6,811)
UBS AG	TWD	72,740	USD	2,323	9/11/19	(1,250)
UBS AG	BRL	56,252	USD	14,294	9/04/19	710,063
UBS AG	SGD	2,975	USD	2,144	10/31/19	(1,095)
UBS AG	GBP	1,521	USD	1,942	9/13/19	90,229
UBS AG	USD	737	AUD	1,047	9/05/19	(32,483)
UBS AG	USD	2,246	CHF	2,205	9/12/19	(17,287)
UBS AG	USD	14,184	BRL	56,252	9/04/19	(599,343)
UBS AG	USD	3,283	TWD	101,377	9/11/19	(43,698)
UBS AG	USD	2,147	TWD	67,476	9/11/19	8,391
UBS AG	USD	1,426	JPY	150,952	9/12/19	(4,345)
UBS AG	USD	2,839	INR	203,917	10/24/19	(16,646)
UBS AG	USD	4,117	KRW	4,995,514	10/30/19	16,597

						$(1,753,870)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
BRL vs. USD/ Natwest Markets PLC(w)	BRL	4.200	09/2019	35,872,200	BRL	35,872	$42,107	$(55,320)
INR vs. USD/ JPMorgan Chase Bank, NA(w)	INR	72.500	09/2019	1,030,660,000	INR	1,030,660	51,391	(12,023)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
MXN vs. USD/ JPMorgan Chase Bank, NA(w)	MXN	20.150	09/2019	214,839,300	MXN	214,839	$50,964	$(39,095)
RUB vs. USD/ Natwest Markets PLC(w)	RUB	68.325	12/2019	595,315,725	RUB	595,316	107,257	(175,703)
TRY vs. USD/ JPMorgan Chase Bank, NA(w)	TRY	8.000	10/2019	11,704,000	TRY	11,704	43,598	(358)
TRY vs. USD/ Natwest Markets PLC(w)	TRY	8.200	11/2019	58,302,000	TRY	58,302	187,775	(5,313)

							$483,092	$(287,812)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	2.79%	USD	5	$(373)	$(278)	$(95)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.79	USD	3,331	(258,969)	(175,809)	(83,160)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.79	USD	3,542	(275,387)	(202,248)	(73,139)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	2.85	USD	1,411	(119,653)	(83,470)	(36,183)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	3.05	USD	1,244	(106,274)	(98,469)	(7,805)

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Xover Series 28, 5 Year Index, 12/20/22*	(5.00	) %	Quarterly	2.24%	EUR	1,862	$(201,243)	$(186,050)	$(15,193)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)		Quarterly	4.24	USD	570	76,012	61,258	14,754
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)		Quarterly	4.24	USD	24	3,201	3,199	2

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00		Quarterly	2.79	USD	5	373	298	75
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	3.05	USD	1,244	106,274	42,192	64,082
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.40	USD	13,929	1,070,967	818,388	252,579
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.40	USD	8,526	657,334	596,174	61,160
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00		Quarterly	0.36	USD	84,550	1,656,224	1,124,302	531,922
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00		Quarterly	0.54	USD	1,090	25,195	23,277	1,918

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/24*	1.00%	Quarterly	1.34%	USD	395	$(5,250)	$(11,874)	$6,624
iTraxxx Europe Series 27, 5 Year Index, 6/20/22*	1.00	Quarterly	0.23	EUR	37,100	978,115	749,205	228,910
iTraxxx Europe Series 31, 5 Year Index, 6/20/24*	1.00	Quarterly	0.49	EUR	970	28,749	25,879	2,870
iTraxxx Xover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.52	EUR	4,496	597,536	499,087	98,449
Republic of South Africa, 5.500%, 3/09/20, 6/20/24*	1.00	Quarterly	1.78	USD	330	(10,974)	(12,766)	1,792
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	1.00	Quarterly	4.24	USD	806	(107,484)	(82,185)	(25,299)

						$4,114,373	$3,090,110	$1,024,263

*	Termination date

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
SEK	6,850	4/17/29	0.933%	3 Month STIBOR	Annual/ Quarterly	$(56,890)	$(49,254)	$(7,636)
SEK	6,850	4/17/29	3 Month STIBOR	0.933%	Quarterly/ Annual	57,120	—	57,120
CHF	2,360	4/17/29	6 Month LIBOR	0.106%	Semi-Annual/ Annual	181,762	—	181,762
CHF	950	5/07/29	6 Month LIBOR	0.090%	Semi-Annual/ Annual	71,262	—	71,262
NZD	7,400	7/03/29	3 Month BKBM	1.795%	Quarterly/ Semi-Annual	255,572	—	255,572
CHF	2,190	7/03/29	6 Month LIBOR	(0.244)%	Semi-Annual/ Annual	84,737	—	84,737
SEK	39,050	7/30/29	3 Month STIBOR	0.463%	Quarterly/ Annual	128,773	—	128,773
NZD	10,020	7/30/29	3 Month BKBM	1.678%	Quarterly/ Semi-Annual	273,455	—	273,455
SEK	9,130	7/30/29	0.463%	3 Month STIBOR	Annual/ Quarterly	(30,102)	(30,653)	551
NOK	24,650	8/05/29	6 Month NIBOR	1.760%	Semi-Annual/ Annual	56,773	—	56,773
SEK	65,060	8/13/29	3 Month STIBOR	0.283%	Quarterly/ Annual	92,173	—	92,173
NOK	46,500	9/02/29	6 Month NIBOR	1.520%	Semi-Annual/ Annual	(3,981)	—	(3,981)
CHF	1,600	9/02/29	6 Month LIBOR	(0.610)%	Semi-Annual/ Annual	(1,111)	—	(1,111)
NZD	1,290	9/02/29	3 Month BKBM	1.190%	Quarterly/ Semi-Annual	(1,852)	—	(1,852)

						$1,107,691	$(79,907)	$1,187,598

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00%	Monthly	12.37%	USD	2,500	$(448,319)	$(441,874)	$(6,445)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	5,800	(554,577)	(577,635)	23,058

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00%	Monthly	12.37%	USD	2,500	$(448,320)	$(451,295)	$2,975
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	2.00	USD	50	6,421	2,787	3,634

						$(1,444,795)	$(1,468,017)	$23,222

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund		Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	5,530	7/09/24	CPI	#	1.840%	Maturity	$57,764

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.0014%	Quarterly	USD	136,317	11/01/19	$1,739,831
Citibank, NA
CGABROE7	3 Month LIBOR Plus 0.20%	Quarterly	USD	1,264	5/15/20	18,544
CGABROE7	3 Month LIBOR Plus 0.20%	Quarterly	USD	2,766	5/15/20	(68,250)
Goldman Sachs & Co.
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	130	1/05/21	62
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	175	1/05/21	(10,225)

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Markit iBoxx EUR Liquid High Yield Index	EURIBOR	Maturity	EUR	521	9/20/19	$12,257
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	1,606	1/05/21	(209,142)
Russell 2000 Total Return Index	3 Month LIBOR	Quarterly	USD	9,848	5/15/20	213,653
JPMorgan Chase Bank, NA
JPQABACP	(0.10)%	Quarterly	USD	2,917	7/15/20	(212,881)
JPQABACP(1)	(0.10)%	Annual	USD	24,326	7/15/20	(1,786,295)
Morgan Stanley Capital Services LLC
Bloomberg Commodity Index	LIBOR Plus 0.33%	Quarterly	USD	49,406	9/16/19	(641,972)
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	1,719	9/20/19	23,642
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	969	9/20/19	12,748

Pay Total Return on Reference Obligation
Barclays Bank PLC
Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD	3 Month LIBOR Minus 0.001%	Quarterly	USD	5,598	4/15/20	(158,809)
Goldman Sachs & Co.
BB&T Corp.	LIBOR Minus 0.28%	Annual	USD	660	1/05/21	22,093
Global Payments, Inc.	LIBOR Minus 0.29%	Annual	USD	50	1/05/21	(5,238)
Global Payments, Inc.	LIBOR Minus 0.28%	Annual	USD	1,162	1/05/21	(97,349)
Global Payments, Inc.	LIBOR Minus 0.29%	Annual	USD	1,165	1/05/21	(99,507)
Goldman Sachs International
BB&T Corp.	LIBOR Plus 0.35%	Monthly	USD	961	1/05/21	52,733
BB&T Corp.	LIBOR Minus 0.30%	Monthly	USD	480	1/05/21	32,035
Centene Corp.	LIBOR Minus 0.29%	Monthly	USD	436	1/05/21	69,056
Centene Corp.	LIBOR Minus 0.29%	Annual	USD	327	1/05/21	53,439
Centene Corp.	LIBOR Minus 0.30%	Monthly	USD	321	1/05/21	28,690
Centene Corp.	LIBOR Minus 0.29%	Monthly	USD	130	1/05/21	17,797
S&P 500 Total Return Index	3 Month LIBOR plus 0.14%	Quarterly	USD	92,725	5/15/20	(2,464,224)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
Callon Petroleum Co.	LIBOR Minus 0.29%	Annual	USD	661	8/14/20	$214,854
Callon Petroleum Co.	LIBOR Minus 0.29%	Annual	USD	191	8/14/20	60,727
Callon Petroleum Co.	LIBOR Minus 0.28%	Annual	USD	333	8/14/20	56,038
Callon Petroleum Co.	LIBOR Minus 0.30%	Annual	USD	150	8/14/20	56,035
Callon Petroleum Co.	LIBOR Minus 0.28%	Annual	USD	47	8/14/20	15,211
Callon Petroleum Co.	LIBOR Minus 0.30%	Annual	USD	359	8/14/20	4,953
CBS Corp.	LIBOR Plus 0.40%	Annual	USD	945	8/14/20	41,127
CBS Corp.	LIBOR Minus 0.31%	Annual	USD	484	8/14/20	25,895
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	284	8/14/20	2,000
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	237	8/14/20	(586)
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	135	8/14/20	(1,174)
Natura Cosmeticos SA	LIBOR Minus 6.00%	Annual	USD	150	8/14/20	(12,859)
Natura Cosmeticos SA	LIBOR Minus 5.00%	Annual	USD	241	8/14/20	(14,199)
Natura Cosmeticos SA	LIBOR Minus 6.50%	Annual	USD	381	8/14/20	(15,783)
Natura Cosmeticos SA	LIBOR Minus 5.25%	Annual	USD	266	8/14/20	(19,556)
Natura Cosmeticos SA	LIBOR Plus 0.40%	Annual	USD	306	8/14/20	(20,112)
Natura Cosmeticos SA	LIBOR Minus 6.50%	Annual	USD	660	8/14/20	(38,937)
New Media Investment Group, Inc.	LIBOR Minus 0.86%	Annual	USD	3	8/14/20	(257)
New Media Investment Group, Inc.	LIBOR Plus 0.40%	Annual	USD	29	8/14/20	(2,347)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	45	8/14/20	(3,038)
New Media Investment Group, Inc.	LIBOR Minus 0.86%	Annual	USD	138	8/14/20	(9,057)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	54	8/14/20	(10,057)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	97	8/14/20	(16,029)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	227	8/14/20	(18,466)
New Media Investment Group, Inc.	LIBOR Plus 0.40%	Annual	USD	263	8/14/20	(35,509)

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
People’s United Financial, Inc.	LIBOR Minus 0.30%	Annual	USD	640	8/14/20	$90,203
People’s United Financial, Inc.	LIBOR Minus 0.28%	Annual	USD	80	8/14/20	9,716
People’s United Financial, Inc.	LIBOR Plus 0.40%	Annual	USD	13	8/14/20	989
Pembina Pipeline Corp.	CDOR Minus 0.48%	Annual	CAD	623	8/14/20	690
Pembina Pipeline Corp.	CDOR Plus 1.63%	Annual	CAD	52	8/14/20	(165)
Pembina Pipeline Corp.	CDOR Plus 1.63%	Annual	CAD	296	8/14/20	(956)
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	752	8/14/20	54,147
WesBanco, Inc.	LIBOR Minus 0.30%	Annual	USD	307	8/14/20	9,508
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	147	8/14/20	(129)
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	243	8/14/20	(470)
Morgan Stanley Capital Services LLC
AbbVie, Inc.	LIBOR Minus 2.37%	Annual	USD	116	1/27/21	9,435
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	181	1/27/21	5,774
AbbVie, Inc.	LIBOR Minus 2.40%	Annual	USD	94	1/27/21	1,850
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	345	1/27/21	254
Bristol-Myers Squibb Co.	LIBOR Minus 0.25%	Annual	USD	820	1/27/21	30,976
Bristol-Myers Squibb Co.	LIBOR Minus 0.29%	Annual	USD	270	1/27/21	(7,177)
Eldorado Resorts, Inc.	LIBOR Plus 0.30%	Annual	USD	587	1/27/21	183,010
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	12	1/27/21	(2,266)
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	19	1/27/21	(2,692)
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	56	1/27/21	(7,037)
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	37	1/27/21	(7,112)
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	138	1/27/21	(25,102)
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	269	1/27/21	(36,896)
Hillenbrand, Inc.	LIBOR Plus 0.30%	Annual	USD	280	1/27/21	73,088
Hillenbrand, Inc.	LIBOR Minus 2.37%	Annual	USD	184	1/27/21	59,550

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
II-VI, Inc.	LIBOR Minus 0.29%	Annual	USD	222	1/27/21	$12,504
II-VI, Inc.	LIBOR Minus 0.29%	Annual	USD	50	1/27/21	5,935
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	163	1/27/21	5,805
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	41	1/27/21	1,810
II-VI, Inc.	LIBOR Minus 2.37%	Annual	USD	15	1/27/21	(2,182)
II-VI, Inc.	LIBOR Plus 0.30%	Annual	USD	249	1/27/21	(21,048)
Keane Group, Inc.	LIBOR Minus 2.36%	Annual	USD	965	1/27/21	415,590
MSABHOWN	3 Month LIBOR Plus 0.35%	Quarterly	USD	1,659	8/17/20	(16,476)
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	402	1/27/21	112,215
Nanometrics, Inc.	LIBOR Minus 2.36%	Annual	USD	265	1/27/21	68,733
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	89	1/27/21	25,990
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	26	1/27/21	7,217
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	11	1/27/21	2,929
Oritani Financial Corp.	LIBOR Minus 2.36%	Annual	USD	700	1/27/21	18,773
Oritani Financial Corp.	LIBOR Plus 0.30%	Annual	USD	106	1/27/21	2,507
Oritani Financial Corp.	LIBOR Minus 0.29%	Annual	USD	326	1/27/21	1,116
Oritani Financial Corp.	LIBOR Plus 0.30%	Annual	USD	8	1/27/21	128
Prosperity Bancshares, Inc.	LIBOR Minus 2.36%	Annual	USD	1,530	1/27/21	(23,291)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	41	1/27/21	(2,432)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Annual	USD	618	1/27/21	(61,290)
T-Mobile US, Inc.	LIBOR Minus 0.25%	Annual	USD	927	1/27/21	(105,390)

						$(2,310,107)

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Euro STOXX 50 Price EUR Index 11/15/19*	20.20%	Maturity	EUR	982	$(131,477)		$—		$(131,477)
Citibank, NA
Nikkei 225 Index 11/08/19*	20.95	Maturity	JPY	66,451	(119,053)		—		(119,053)
Goldman Sachs International
Euro STOXX 50 Price EUR Index 10/18/19*	16.15	Maturity	EUR	789	21,098		—		21,098
FTSE 100 Index 10/18/19*	13.88	Maturity	GBP	468	147,179		—		147,179

Sale Contracts
Bank of America, NA
Euro STOXX 50 Price EUR Index 10/18/19*	18.80	Maturity	EUR	910	214,727		—		214,727
Citibank, NA
Russell 2000 Index 9/20/19*	24.50	Maturity	USD	335	92,137		—		92,137
JPMorgan Chase Bank, NA
Euro STOXX 50 Price EUR Index 9/20/19*	21.80	Maturity	USD	435	(48,186)		—		(48,186)
Nikkei 225 Index 9/13/19*	21.50	Maturity	JPY	76,909	355,354		—		355,354
Russell 2000 Index 9/20/19*	23.95	Maturity	USD	451	72,030		—		72,030

					$603,809	$	– 0	–	$603,809

*	Termination date

**	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate market value of these securities amounted to $50,162,711 or 7.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	4/26/17	$34,109	$297	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	4/26/17	182,045	45,958	0.01%
Monitronics International, Inc. 9.125%, 04/01/20	4/19/18	101,533	6,296	0.00%

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Defaulted.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2019.

(k)	Defaulted matured security.

(l)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of August 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group One Ltd. 8.25%, 12/30/22	1/09/19	$126,645	$78,603	0.01%
Exide International Holdings LP 10.75%, 10/31/21	6/18/19	101,826	109,062	0.02%
Exide Technologies 7.25%,4/30/27	12/01/18	168,575	59,000	0.01%
Exide Technologies 11.00%, 10/31/24	12/01/18	74,106	76,855	0.01%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	4/26/17	6,126	276	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	4/26/17	16,691	288	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	4/26/17	15	1	0.00%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	37,000	38,039	0.01%
Tonon Luxembourg SA 6.50%, 10/31/24	4/26/17	1,556	218	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	4/26/17	33,435	14,989	0.00%
YPF SA 16.50%, 5/09/22	12/14/17	136,435	17,551	0.00%

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(m)	Pays 10.75% cash or up to 4.5% PIK and remaining in cash.

(n)	Convertible security.

(o)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2019.

(p)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2019.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at August 31, 2019.

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	Affiliated investments.

(v)	The rate shown represents the 7-day yield as of period end.

(w)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

BA – Banker’s Acceptance

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPQABACP as of August 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
MSCI AC World Index	(17,958)	$(31,910,946)	(131.1)%
Royal Dutch Shell PLC	1,395	3,847,099	15.8%
Chevron Corp.	15,981	1,885,711	7.7%
BP PLC	2,725	1,659,529	6.8%
TOTAL SA	32,729	1,621,911	6.7%
Exxon Mobil Corp.	23,525	1,599,686	6.6%
Agnico Eagle Mines Ltd.	19,499	1,217,930	5.0%
EOG Resources Inc.	13,546	1,002,432	4.1%
Repsol SA	53,826	770,583	3.2%
Glencore PLC	2,607	752,541	3.1%
PetroChina Co. Ltd.	1,461,675	746,195	3.1%
LUKOIL PJSC	7,319	585,487	2.4%
Boliden AB	26,425	584,724	2.4%
Vale SA	50,322	553,547	2.3%
Motor Oil Hellas Corinth Refin	19,266	466,762	1.9%
MMC Norilsk Nickel PJSC	18,109	434,617	1.8%
Newcrest Mining Ltd.	15,969	398,087	1.6%
Antofagasta PLC	372	392,295	1.6%
Alcoa Corp.	21,486	386,740	1.6%
Rio Tinto PLC	73	368,627	1.5%
Mosaic Co./The	20,150	362,705	1.5%
Detour Gold Corp.	19,393	350,263	1.4%
Halliburton Co.	17,355	329,738	1.4%
Origin Energy Ltd.	58,713	316,461	1.3%
JXTG Holdings Inc.	72,572	300,148	1.2%
Yamato Kogyo Co. Ltd.	12,055	295,160	1.2%
First Quantum Minerals Ltd.	47,747	287,457	1.2%
Continental Resources Inc./OK	9,828	285,004	1.2%
Polyus PJSC	4,926	280,807	1.2%
Tupras Turkiye Petrol Rafineri	266,585	266,585	1.1%
Aker BP ASA	9,830	261,236	1.1%
Lundin Mining Corp.	56,108	253,349	1.0%
S-Oil Corp.	3,016	240,751	1.0%
C&J Energy Services Inc.	21,962	219,625	0.9%
Johnson Matthey PLC	60	212,768	0.9%
Sumitomo Metal Mining Co. Ltd.	7,301	205,812	0.8%

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Cosan SA	15,891	$192,287	0.8%
Occidental Petroleum Corp.	4,303	185,021	0.8%
Inpex Corp.	21,281	184,248	0.8%
Norsk Hydro ASA	56,365	179,502	0.7%
SM Energy Co.	18,260	164,338	0.7%
Concho Resources Inc.	2,231	162,828	0.7%
OZ Minerals Ltd.	23,895	144,891	0.6%
Petroleo Brasileiro SA	10,641	127,696	0.5%
Sasol Ltd.	67	127,073	0.5%
Industrias Penoles SAB de CV	10,565	126,878	0.5%
Incitec Pivot Ltd.	58,741	118,731	0.5%
APERAM SA	4,442	107,627	0.4%
Gran Tierra Energy Inc.	51,311	77,229	0.3%
Syrah Resources Ltd.	104,538	70,433	0.3%
Other	71,365	284,888	1.2%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $614,872,832)	$658,035,695	(a)
Affiliated issuers (cost $53,584,667—including investment of cash collateral for securities loaned of $8,911,005)	53,584,667
Cash collateral due from broker	13,360,003
Foreign currencies, at value (cost $10,364,154)	10,308,002
Unrealized appreciation on forward currency exchange contracts	9,205,930
Unrealized appreciation on total return swaps	3,983,862
Unaffiliated interest and dividends receivable	2,362,702
Receivable for investment securities sold	2,011,670
Unrealized appreciation on variance swaps	902,525
Receivable for variation margin on centrally cleared swaps	73,425
Affiliated dividends receivable	73,365
Unrealized appreciation on inflation swaps	57,764
Receivable for shares of beneficial interest sold	51,671
Receivable for terminated credit default swaps	7,220
Market value on credit default swaps (net premiums paid $2,787)	6,421
Other assets	17,539

Total assets	754,042,461

Liabilities
Due to custodian	128,497
Options written, at value (premiums received $483,092)	287,812
Unrealized depreciation on forward currency exchange contracts	10,959,800
Payable for collateral received on securities loaned	8,911,005
Unrealized depreciation on total return swaps	6,293,969
Cash collateral due to broker	3,588,000
Payable for investment securities purchased and foreign currency transactions	1,740,596
Market value on credit default swaps (net premiums received $1,470,804)	1,451,216
Payable for terminated total return swaps	494,085
Payable for shares of beneficial interest redeemed	474,562
Advisory fee payable	330,351
Unrealized depreciation on variance swaps	298,716
Distribution fee payable	162,965
Payable for variation margin on futures	37,471
Transfer Agent fee payable	22,887
Trustees’ fees payable	5,683
Accrued expenses and other liabilities	311,866

Total liabilities	35,499,481

Net Assets	$718,542,980

Composition of Net Assets
Shares of beneficial interest, at par	$459
Additional paid-in capital	667,956,666
Distributable earnings	50,585,855

	$718,542,980

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$578,918,742	36,992,894	$15.65	*

B	$4,454,256	286,299	$15.56

C	$37,609,379	2,444,963	$15.38

Advisor	$82,884,728	5,243,559	$15.81

R	$4,123,860	266,317	$15.48

K	$10,297,558	660,989	$15.58

I	$254,457	15,935	$15.97

(a)	Includes securities on loan with a value of $23,569,313 (see Note E).

*	The maximum offering price per share for Class A shares was $16.34 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $339,179)	$9,772,285
Affiliated issuers	1,309,851
Interest (net of foreign taxes withheld of $5,953)	6,431,013
Securities lending income	61,802
Other income	6,155	$17,581,106

Expenses
Advisory fee (see Note B)	3,999,797
Distribution fee—Class A	1,447,435
Distribution fee—Class B	51,149
Distribution fee—Class C	478,675
Distribution fee—Class R	20,861
Distribution fee—Class K	26,141
Transfer agency—Class A	574,780
Transfer agency—Class B	6,128
Transfer agency—Class C	49,825
Transfer agency—Advisor Class	79,761
Transfer agency—Class R	10,916
Transfer agency—Class K	21,085
Transfer agency—Class I	286
Custodian	417,337
Audit and tax	135,171
Printing	131,549
Registration fees	100,970
Legal	36,724
Trustees’ fees	23,074
Miscellaneous	107,258

Total expenses	7,718,922
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(488,239)

Net expenses		7,230,683

Net investment income		10,350,423

See notes to consolidated financial statements.

92 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(16,941,928)
Investment transactions(a)	21,971,927
Forward currency exchange contracts	1,854,051
Futures	16,157,832
Options written	(1,481,201)
Swaps	(7,808,500)
Swaptions written	106,327
Foreign currency transactions	1,275,765
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	12,603,393
Investments(b)	(8,490,832)
Forward currency exchange contracts	(2,938,755)
Futures	5,820,406
Options written	120,351
Swaps	6,305,856
Swaptions written	(12,204)
Foreign currency denominated assets and liabilities	(90,033)

Net gain on investment and foreign currency transactions	28,452,455

Contributions from Affiliates (see Note B)	9,807

Net Increase in Net Assets from Operations	$38,812,685

(a)	Net of foreign capital gains taxes of $4,922.

(b)	Net of increase in accrued foreign capital gains taxes of $18,774.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 93

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019		Year Ended August 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,350,423		$11,390,029
Net realized gain (loss) on investment transactions	15,134,273		(2,002,267)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,318,182		5,876,324
Contributions from Affiliates (see Note B)	9,807		5,436

Net increase in net assets from operations	38,812,685		15,269,522
Distributions to Shareholders
Class A	– 0	–	(8,377,199)
Class B	– 0	–	(37,962)
Class C	– 0	–	(218,557)
Advisor Class	– 0	–	(1,244,557)
Class R	– 0	–	(55,740)
Class K	– 0	–	(289,893)
Transactions in Shares of Beneficial Interest
Net decrease	(110,299,884)		(136,659,908)

Total decrease	(71,487,199)		(131,614,294)
Net Assets
Beginning of period	790,030,179		921,644,473

End of period	$718,542,980		$790,030,179

See notes to consolidated financial statements.

94 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2019

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2019, net assets of the Fund were $718,542,980, of which $10,834,480, or approximately 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Therefore, Class B shares were issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective August 2,

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 95

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. During November, 2019, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. All sales of Class B shares will cease on the conversion date. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

96 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 97

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

98 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 99

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$75,342,645		$8,466,112		$48,941		$83,857,698
Financials	40,651,898		19,473,925		– 0	–	60,125,823
Health Care	50,242,037		8,296,608		– 0	–	58,538,645
Consumer Discretionary	40,983,566		11,214,944		75,661		52,274,171
Industrials	24,806,025		14,768,250		20,271		39,594,546
Communication Services	26,224,783		11,463,950		– 0	–	37,688,733
Consumer Staples	13,492,081		10,214,371		69,449		23,775,901
Energy	9,173,550		4,909,743		69,424	(a)	14,152,717
Materials	8,348,462		4,726,467		5,174		13,080,103
Real Estate	3,822,326		3,725,653		– 0	–	7,547,979
Utilities	3,946,915		3,575,083		– 0	–	7,521,998
Investment Companies	50,663,511		– 0	–	– 0	–	50,663,511
Corporates – Non-Investment Grade	– 0	–	36,725,284		327,922	(a)	37,053,206
Governments – Treasuries	– 0	–	18,396,366		– 0	–	18,396,366
Corporates – Investment Grade	– 0	–	12,835,163		– 0	–	12,835,163
Emerging Markets – Sovereigns	– 0	–	12,170,030		– 0	–	12,170,030
Collateralized Mortgage Obligations	– 0	–	6,530,177		91,563		6,621,740

100 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$5,870,856		$36,971		$5,907,827
Inflation-Linked Securities		– 0	–	4,552,209		– 0	–	4,552,209
Emerging Markets – Treasuries		– 0	–	4,359,620		– 0	–	4,359,620
Bank Loans		– 0	–	4,109,155		209,010		4,318,165
Asset-Backed Securities		– 0	–	243,483		842,649		1,086,132
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	808,409		808,409
Collateralized Loan Obligations		– 0	–	– 0	–	544,551		544,551
Local Governments – US Municipal Bonds		– 0	–	237,605		– 0	–	237,605
Options Purchased – Puts		– 0	–	232,556		– 0	–	232,556
Local Governments – Regional Bonds		– 0	–	102,300		– 0	–	102,300
Quasi-Sovereigns		– 0	–	94,258		– 0	–	94,258
Preferred Stocks		52,079		2		– 0	–	52,081
Warrants		36,324		– 0	–	6,198	(a)	42,522
Mortgage Pass-Throughs		– 0	–	162		– 0	–	162
Short-Term Investments:
Governments – Treasuries		– 0	–	97,806,028		– 0	–	97,806,028
Investment Companies		44,673,662		– 0	–	– 0	–	44,673,662
U.S. Treasury Bills		– 0	–	1,992,940		– 0	–	1,992,940
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		8,911,005		– 0	–	– 0	–	8,911,005

Total Investments in Securities		401,370,869		307,093,300		3,156,193		711,620,362
Other Financial Instruments(b):
Assets:
Futures		7,247,684		414,077		– 0	–	7,661,761	(c)
Forward Currency Exchange Contracts		– 0	–	9,205,930		– 0	–	9,205,930
Centrally Cleared Credit Default Swaps		– 0	–	5,199,980		– 0	–	5,199,980	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,201,627		– 0	–	1,201,627	(c)
Credit Default Swaps		– 0	–	6,421		– 0	–	6,421

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 101

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Inflation (CPI) Swaps	$	– 0	–	$57,764	$	– 0	–	$57,764
Total Return Swaps		– 0	–	3,983,862		– 0	–	3,983,862
Variance Swaps		– 0	–	902,525		– 0	–	902,525
Liabilities:
Futures		(3,352,091)		(196,499)		– 0	–	(3,548,590	)(c)
Forward Currency Exchange Contracts		– 0	–	(10,959,800)		– 0	–	(10,959,800)
Currency Options Written		– 0	–	(287,812)		– 0	–	(287,812)
Centrally Cleared Credit Default Swaps		– 0	–	(1,085,607)		– 0	–	(1,085,607	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(93,936)		– 0	–	(93,936	)(c)
Credit Default Swaps		– 0	–	(1,451,216)		– 0	–	(1,451,216)
Total Return Swaps		– 0	–	(6,293,969)		– 0	–	(6,293,969)
Variance Swaps		– 0	–	(298,716)		– 0	–	(298,716)

Total		$405,266,462		$307,397,931		$3,156,193		$715,820,586

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

102 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 103

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $258,977 for the year ended August 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,850 from the sale of Class A shares and received $3,624, $2,455 and $1,465 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

104 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2019, such waiver amounted to $50,008.

In connection with the Fund’s investments in AB All Market Alternative Return Portfolio, the Adviser has contractually agreed to waive and reimburse expenses payable by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees and other expenses of the portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2019. For the year ended August 31, 2019, such waivers amounted to $435,612.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2019 is as follows:

													Distributions
Fund	Market Value 8/31/18 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/19 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$56,111	$401,685		$413,122	$	– 0	–	$	– 0	–	$44,674		$1,132		$	– 0	–
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio	125,226	– 0	–	120,887		(16,942)			12,603		– 0	–	– 0	–		– 0	–
Government Money Market Portfolio*	8,545	136,621		136,255		– 0	–		– 0	–	8,911		178			– 0	–

Total						$(16,942)			$12,603		$53,585		$1,310		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the years ended August 31, 2019 and August 31, 2018, the Adviser reimbursed the Fund $9,807 and $5,436, respectively, for trading losses incurred due to a trade entry error.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 105

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to

106 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

.50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$488,150,728	$648,693,207
U.S. government securities	4,967,667	4,057,426

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$676,510,679

Gross unrealized appreciation	$87,263,922
Gross unrealized depreciation	(49,258,064)

Net unrealized appreciation	$38,005,858

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 107

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

108 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 109

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2019, the Fund held written options for hedging and non-hedging purposes.

During the year ended August 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended August 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

110 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 111

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange

112 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 113

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the

114 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2019, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$7,047,529	*	Receivable/Payable for variation margin on futures	$2,063,593	*

Equity contracts	Receivable/Payable for variation margin on futures	614,232	*	Receivable/Payable for variation margin on futures	1,484,997	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,265,137	*	Receivable/Payable for variation margin on centrally cleared swaps	240,874	*

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 115

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,202,178	*	Receivable/Payable for variation margin on centrally cleared swaps	$14,580	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,205,930		Unrealized depreciation on forward currency exchange contracts	10,959,800

Foreign exchange contracts	Investments in securities, at value	232,556

Foreign exchange contracts				Options written, at value	287,812

Interest rate contracts	Unrealized appreciation on inflation swaps	57,764

Credit contracts	Market value on credit default swaps	6,421		Market value on credit default swaps	1,451,216

Interest contracts	Unrealized appreciation on total return swaps	1,739,831		Unrealized depreciation on total return swaps	158,809

Credit contracts	Unrealized appreciation on total return swaps	48,647

Commodity contracts				Unrealized depreciation on total return swaps	641,972

Equity contracts	Unrealized appreciation on total return swaps	2,195,384		Unrealized depreciation on total return swaps	5,493,188

Equity contracts	Unrealized appreciation on variance swaps	902,525		Unrealized depreciation on variance swaps	298,716

Total		$24,518,134			$23,095,557

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

116 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$20,148,360	$4,693,678

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,461,667)	15,193

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(528,861)	1,111,535

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,854,051	(2,938,755)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	451	8,428

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,042,275)	212,936

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,821	– 0	–

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 117

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(12,237)	$10,766

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,400,492	303,748

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(2,881,693)	(183,397)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	84,067	(12,204)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	22,260	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,691,458	1,999,533

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,219,459)	1,540,499

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(67,379)	(787)

118 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$593,971	$1,521,918

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(8,807,091)	1,244,693

Total		$7,776,269	$9,527,784

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2019:

Futures:
Average notional amount of buy contracts	$528,720,486
Average notional amount of sale contracts	$112,256,611
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$248,672,772
Average principal amount of sale contracts	$353,103,458
Purchased Options:
Average notional amount	$44,085,532
Purchased Swaptions:
Average notional amount	$3,172,400	(a)
Options Written:
Average notional amount	$75,634,081
Swaptions Written:
Average notional amount	$8,493,155	(b)
Inflation Swaps:
Average notional amount	$64,102,222	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$57,099,711	(d)
Credit Default Swaps:
Average notional amount of buy contracts	$262,000	(e)
Average notional amount of sale contracts	$11,788,923
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$27,211,950
Average notional amount of sale contracts	$142,764,001
Total Return Swaps:
Average notional amount	$413,402,760
Variance Swaps:
Average notional amount	$3,614,322

(a)	Positions were open for four months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for eight months during the year.

(d)	Positions were open for ten months during the year.

(e)	Positions were open for three months during the year.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 119

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$76,570	$	– 0	–	$	– 0	–	$	– 0	–	$76,570
Bank of America, NA	331,697	(331,697)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	2,283,611	(968,603)	(1,315,008)	– 0	–	– 0	–
BNP Paribas SA	1,005,027	(1,005,027)	– 0	–	– 0	–	– 0	–
Citibank, NA	2,869,381	(1,501,897)	(1,125,000)	– 0	–	242,484
Credit Suisse International	1,032,032	(1,032,032)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	65,455	(65,455)	– 0	–	– 0	–	– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	963,785	(963,785)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	142,335	(142,335)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,654,616	(1,654,616)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,329,516	(1,101,156)	– 0	–	– 0	–	228,360
Natwest Markets PLC	826,957	(826,957)	– 0	–	– 0	–	– 0	–

120 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Standard Chartered Bank	$176,905	$(176,905)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	573,335	(440,664)	– 0	–	– 0	–	132,671
UBS AG	1,057,836	(716,147)	– 0	–	(303,421)	38,268

Total	$14,389,058	$(10,927,276)	$(2,440,008)	$(303,421)	$718,353	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$1,475,971	$(331,697)	$	– 0	–	$(645,456)	$498,818
Barclays Bank PLC	968,603	(968,603)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	1,134,179	(1,005,027)	– 0	–	– 0	–	129,152
Citibank, NA	1,501,897	(1,501,897)	– 0	–	– 0	–	– 0	–
Citigroup Global Markets, Inc.	448,319	– 0	–	– 0	–	(448,319)	– 0	–
Credit Suisse International	1,057,705	(1,032,032)	– 0	–	(25,673)	– 0	–
Deutsche Bank AG	478,107	(65,455)	– 0	–	(412,652)	– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	3,463,257	(963,785)	– 0	–	(2,138,047)	361,425
HSBC Bank USA	245,226	(142,335)	– 0	–	– 0	–	102,891
JPMorgan Chase Bank, NA	2,509,589	(1,654,616)	– 0	–	(854,973)	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,101,156	(1,101,156)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	2,583,412	(826,957)	– 0	–	(296,275)	1,460,180
Societe Generale	22,811	– 0	–	– 0	–	– 0	–	22,811
Standard Chartered Bank	502,498	(176,905)	– 0	–	– 0	–	325,593
State Street Bank & Trust Co.	440,664	(440,664)	– 0	–	– 0	–	– 0	–
UBS AG	716,147	(716,147)	– 0	–	– 0	–	– 0	–

Total	$18,649,541	$(10,927,276)	$	– 0	–	$(4,821,395)	$2,900,870	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 121

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AB All Market Total Return Portfolio (Cayman), Ltd.
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$641,972	$	– 0	–	$(641,972)	$	– 0	–	$	– 0	–

Total	$641,972	$	– 0	–	$(641,972)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both

122 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of August 31, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan commitment was $23.

Borrower	Unfunded Loan Commitment	Funded
Allied Universal Holdco LLC. 2019 Delayed Draw Term	$2,942	$	– 0 –

As of August 31, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended August 31, 2019, the Fund did not receive commitment fees or additional funding fees.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 123

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$23,569,313	$8,911,005	$15,333,547	$61,802	$178,060	$2,619

*	As of August 31, 2019.

124 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2019		Year Ended August 31, 2018	Year Ended August 31, 2019		Year Ended August 31, 2018

Class A
Shares sold	754,606		1,079,900	$10,993,967		$15,939,312

Shares issued in reinvestment of dividends	– 0	–	519,128	– 0	–	7,703,868

Shares converted from Class B	87,389		146,595	1,293,882		2,155,088

Shares converted from Class C	998,633		1,410,748	14,854,998		20,687,511

Shares redeemed	(6,827,578)		(7,991,450)	(100,255,434)		(118,060,979)

Net decrease	(4,986,950)		(4,835,079)	$(73,112,587)		$(71,575,200)

Class B
Shares sold	12,397		20,523	$181,418		$303,624

Shares issued in reinvestment of dividends	– 0	–	2,444	– 0	–	36,537

Shares converted to Class A	(87,575)		(146,064)	(1,293,882)		(2,155,088)

Shares redeemed	(43,392)		(69,200)	(643,135)		(1,026,106)

Net decrease	(118,570)		(192,297)	$(1,755,599)		$(2,841,033)

Class C
Shares sold	63,736		141,598	$917,960		$2,072,554

Shares issued in reinvestment of dividends	– 0	–	12,596	– 0	–	186,164

Shares converted to Class A	(1,012,075)		(1,422,213)	(14,854,998)		(20,687,511)

Shares redeemed	(803,893)		(1,600,537)	(11,628,893)		(23,385,272)

Net decrease	(1,752,232)		(2,868,556)	$(25,565,931)		$(41,814,065)

Advisor Class
Shares sold	943,849		1,116,494	$14,010,777		$16,595,977

Shares issued in reinvestment of dividends	– 0	–	69,270	– 0	–	1,034,204

Shares redeemed	(1,222,656)		(1,804,611)	(18,161,766)		(26,809,697)

Net decrease	(278,807)		(618,847)	$(4,150,989)		$(9,179,516)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 125

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2019		Year Ended August 31, 2018	Year Ended August 31, 2019		Year Ended August 31, 2018

Class R
Shares sold	122,979		39,661	$1,751,806		$580,933

Shares issued in reinvestment of dividends	– 0	–	3,769	– 0	–	55,741

Shares redeemed	(157,136)		(166,537)	(2,253,718)		(2,446,974)

Net decrease	(34,157)		(123,107)	$(501,912)		$(1,810,300)

Class K
Shares sold	112,395		273,709	$1,622,694		$3,984,014

Shares issued in reinvestment of dividends	– 0	–	19,587	– 0	–	289,892

Shares redeemed	(471,773)		(933,374)	(6,845,454)		(13,725,366)

Net decrease	(359,378)		(640,078)	$(5,222,760)		$(9,451,460)

Class I
Shares sold	721		838	$10,827		$12,538

Shares redeemed	(62)		(59)	(933)		(872)

Net increase	659		779	$9,894		$11,666

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

126 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 127

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sales Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the

128 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019			2018
Distributions paid from:
Ordinary income	$	– 0	–	$10,223,908

Total taxable distributions paid	$	– 0	–	$10,223,908

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,087,542
Undistributed capital gains	4,455,521	(a)
Other losses	(1,045,382	)(b)
Unrealized appreciation/(depreciation)	37,802,597	(c)

Total accumulated earnings/(deficit)	$45,300,278	(d)

(a)	During the fiscal year, the Fund utilized $10,541,302 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2019, the cumulative deferred loss on straddles was $1,045,382

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 129

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the consolidated financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the

130 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 131

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.78	$ 14.71	$ 13.85	$ 13.49	$ 14.31

Income From Investment Operations

Net investment income(a)(b)	.21	.20	.44	.38	.43

Net realized and unrealized gain (loss) on investment transactions	.66	.05	.85	.29	(.93)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.87	.25	1.29	.67	(.50)

Less: Dividends

Dividends from net investment income	– 0	–	(.18)	(.43)	(.31)	(.32)

Net asset value, end of period	$ 15.65	$ 14.78	$ 14.71	$ 13.85	$ 13.49

Total Return

Total investment return based on net asset value(d)*	5.88%	1.79%	9.61%	5.13%	(3.46)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$578,919	$620,635	$688,485	$684,917	$713,524

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.96%	.84%	.83%	.86%	.85%

Expenses, before waivers/reimbursements(e)‡	1.03%	1.03%	.97%	.94%	.93%

Net investment income(b)	1.45%	1.38%	3.14%	2.89%	3.07%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

132 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.81	$ 14.73	$ 13.76	$ 13.32	$ 14.13

Income From Investment Operations

Net investment income(a)(b)	.10	.09	.36	.33	.39

Net realized and unrealized gain (loss) on investment transactions	.65	.06	.83	.24	(.98)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75	.15	1.19	.57	(.59)

Less: Dividends

Dividends from net investment income	– 0	–	(.07)	(.22)	(.13)	(.22)

Net asset value, end of period	$ 15.56	$ 14.81	$ 14.73	$ 13.76	$ 13.32

Total Return

Total investment return based on net asset value(d)*	5.13%	.96%	8.82%	4.33%	(4.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,454	$5,995	$8,798	$19,162	$52,097

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.73%	1.60%	1.60%	1.62%	1.61%

Expenses, before waivers/reimbursements(e)‡	1.80%	1.80%	1.73%	1.70%	1.69%

Net investment income(b)	.69%	.61%	2.57%	2.50%	2.79%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 133

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.64	$ 14.53	$ 13.68	$ 13.32	$ 14.15

Income From Investment Operations

Net investment income(a)(b)	.10	.09	.38	.29	.33

Net realized and unrealized gain (loss) on investment transactions	.64	.06	.79	.27	(.92)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	.15	1.17	.56	(.59)

Less: Dividends

Dividends from net investment income	– 0	–	(.04)	(.32)	(.20)	(.24)

Net asset value, end of period	$ 15.38	$ 14.64	$ 14.53	$ 13.68	$ 13.32

Total Return

Total investment return based on net asset value(d)*	5.05%	1.01%	8.84%	4.31%	(4.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,609	$61,466	$102,696	$198,792	$220,663

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.71%	1.58%	1.59%	1.61%	1.60%

Expenses, before waivers/reimbursements(e)‡	1.78%	1.78%	1.71%	1.69%	1.68%

Net investment income(b)	.71%	.63%	2.73%	2.17%	2.40%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

134 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.90	$ 14.80	$ 13.93	$ 13.58	$ 14.40

Income From Investment Operations

Net investment income(a)(b)	.25	.24	.48	.42	.48

Net realized and unrealized gain (loss) on investment transactions	.66	.07	.86	.28	(.94)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.91	.31	1.34	.70	(.46)

Less: Dividends

Dividends from net investment income	– 0	–	(.21)	(.47)	(.35)	(.36)

Net asset value, end of period	$ 15.81	$ 14.90	$ 14.80	$ 13.93	$ 13.58

Total Return

Total investment return based on net asset value(d)*	6.17%	2.02%	9.99%	5.30%	(3.21)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$82,885	$82,258	$90,911	$88,863	$94,932

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.71%	.59%	.59%	.61%	.60%

Expenses, before waivers/reimbursements(e)‡	.78%	.78%	.72%	.69%	.68%

Net investment income(b)	1.70%	1.63%	3.40%	3.16%	3.42%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%
See footnote summary on page 139.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 135

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.69	$ 14.63	$ 13.77	$ 13.39	$ 14.21

Income From Investment Operations

Net investment income(a)(b)	.15	.14	.38	.36	.38

Net realized and unrealized gain (loss) on investment transactions	.64	.06	.85	.25	(.92)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79	.20	1.23	.61	(.54)

Less: Dividends

Dividends from net investment income	– 0	–	(.14)	(.37)	(.23)	(.28)

Net asset value, end of period	$ 15.48	$ 14.69	$ 14.63	$ 13.77	$ 13.39

Total Return

Total investment return based on net asset value(d)*	5.45%	1.34%	9.17%	4.69%	(3.82)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,124	$4,414	$6,196	$6,381	$10,762

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38%	1.25%	1.25%	1.27%	1.26%

Expenses, before waivers/reimbursements(e)‡	1.44%	1.44%	1.38%	1.35%	1.34%

Net investment income(b)	1.04%	.97%	2.69%	2.70%	2.71%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

136 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 14.73	$ 14.66	$ 13.80	$ 13.44	$ 14.26

Income From Investment Operations

Net investment income(a)(b)	.20	.19	.41	.38	.38

Net realized and unrealized gain (loss) on investment transactions	.65	.06	.86	.28	(.89)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.85	.25	1.27	.66	(.51)

Less: Dividends

Dividends from net investment income	– 0	–	(.18)	(.41)	(.30)	(.31)

Net asset value, end of period	$ 15.58	$ 14.73	$ 14.66	$ 13.80	$ 13.44

Total Return

Total investment return based on net asset value(d)*	5.84%	1.60%	9.56%	5.04%	(3.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,298	$15,032	$23,344	$27,129	$30,439

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.06%	.94%	.94%	.95%	.95%

Expenses, before waivers/reimbursements(e)‡	1.13%	1.13%	1.07%	1.03%	1.03%

Net investment income(b)	1.36%	1.28%	2.95%	2.85%	2.74%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 137

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 15.05	$ 14.76	$ 13.89	$ 13.54	$ 14.35

Income From Investment Operations

Net investment income(a)(b)	.25	.24	.47	.42	.49

Net realized and unrealized gain (loss) on investment transactions	.67	.05	.87	.27	(.95)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.92	.29	1.34	.69	(.46)

Less: Dividends

Dividends from net investment income	– 0	–	– 0	–	(.47)	(.34)	(.35)

Net asset value, end of period	$ 15.97	$ 15.05	$ 14.76	$ 13.89	$ 13.54

Total Return

Total investment return based on net asset value(d)*	6.18%	1.97%	9.92%	5.28%	(3.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$254	$230	$214	$11,299	$11,912

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.74%	.62%	.61%	.63%	.62%

Expenses, before waivers/reimbursements(e)‡	.80%	.81%	.74%	.71%	.70%

Net investment income(b)	1.68%	1.60%	3.33%	3.14%	3.45%

Portfolio turnover rate	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 139.

138 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .07%, .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

†	Consolidated (see Note A).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 139

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights (consolidated for 2017, 2018 and 2019) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its financial highlights (consolidated for 2017, 2018 and 2019) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

140 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 25, 2019

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 141

BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the AB All Market Total Return Portfolio’s portfolio.

142 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 143

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

144 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 145

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

146 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 147

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

148 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Alexander Barenboym 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 63	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 149

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

150 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2017. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 151

Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this

152 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 153

directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

154 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 155

NOTES

156 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 157

NOTES

158 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 159

NOTES

160 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0819

AUG    08.31.19

ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

ANNUAL REPORT

October 14, 2019

This report provides management’s discussion of fund performance for AB Conservative Wealth Strategy for the annual reporting period ended August 31, 2019.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2019 (unaudited)

	6 Months	12 Months

AB CONSERVATIVE WEALTH STRATEGY

Class A Shares	4.75%	4.47%

Class B Shares[1]	4.40%	3.73%

Class C Shares	4.42%	3.73%

Advisor Class Shares[2]	4.98%	4.81%

Class R Shares[2]	4.57%	4.06%

Class K Shares[2]	4.75%	4.45%

Class I Shares[2]	4.93%	4.72%

Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	7.98%	10.74%

MSCI ACWI (net)	2.73%	-0.28%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2019.

For both periods, all share classes of the Fund underperformed the primary benchmark, but outperformed the MSCI ACWI (net), before sales charges. Overall within the Fund, diversifiers detracted, while equity and fixed-income holdings contributed to absolute performance. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

derivatives, real estate related securities and inflation-linked securities. Security selection within fixed-income assets detracted, though overall security selection for the Fund was positive.

The Fund utilized derivatives for hedging and investment purposes. For both periods, futures, forwards, variance swaps, inflation swaps, interest rate swaps and credit default swaps contributed to returns on an absolute basis. Purchased options and written options contributed for the six-month period and detracted for the 12-month period, while total return swaps detracted for the six-month period and contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose modestly during the 12-month period ended August 31, 2019; emerging-market and international stocks declined, as all markets experienced volatility amid trade tensions, slowing global growth and geopolitical unrest. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. At the end of 2018, US and global stocks declined, driven lower by concerns over rising interest rates, intensifying trade tensions between the US and China and slowing global growth. All markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings and optimism over the possibility of a trade truce between the US and China buoyed investor sentiment. Escalation of the trade war continued, however, and emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson initiated a period of increased market volatility. Slowing global growth, a weak outlook for the Chinese economy, and the prospect of a recession in Germany prompted the world’s central banks to implement monetary policy stimulus. The Fed announced a one-quarter percentage point rate cut in July.

Fixed-income markets rallied over the period. Globally, treasury securities were strong performers, with emerging-market sovereign debt outpacing developed-country government bonds. Developed-market treasury yield curves generally flattened across the board over the reporting period, with longer maturities falling further than shorter-term securities (bond yields move inversely to price). However, portions of the yield curves in the US, Germany and Japan inverted—typically thought to be a harbinger of recession. Investment-grade corporate returns were robust and outperformed the rally in high-yield bonds (due to lower risk and interest-rate sensitivity) and spreads remained near historical lows. Despite the European Central Bank formally ending its bond-buying program in January, the bank also turned more conciliatory, citing a continent-wide slowdown in economic growth, with market participants strongly anticipating further rate cuts and quantitative easing. The Bank of Canada grew dovish as well, while the Reserve Bank of Australia brought its cash rate to a record low. The Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities will consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as real-estate related securities and inflation-indexed securities. Alternative investment strategies that may be

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

(continued on next page)

pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor. In order to gain exposure to real-estate related securities, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio, an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obli-

6 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

gations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2009 TO 8/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/2009 to 8/31/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.47%	0.02%

5 Years	2.93%	2.04%

10 Years	4.59%	4.14%

CLASS B SHARES

1 Year	3.73%	-0.27%

5 Years	2.14%	2.14%

10 Years[1]	3.98%	3.98%

CLASS C SHARES

1 Year	3.73%	2.73%

5 Years	2.16%	2.16%

10 Years	3.84%	3.84%

ADVISOR CLASS SHARES[2]

1 Year	4.81%	4.81%

5 Years	3.20%	3.20%

10 Years	4.89%	4.89%

CLASS R SHARES[2]

1 Year	4.06%	4.06%

5 Years	2.52%	2.52%

10 Years	4.19%	4.19%

CLASS K SHARES[2]

1 Year	4.45%	4.45%

5 Years	2.83%	2.83%

10 Years	4.52%	4.52%

CLASS I SHARES[2]

1 Year	4.72%	4.72%

5 Years	3.14%	3.14%

10 Years	4.84%	4.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.50%, 2.26%, 2.23%, 1.25%, 1.91%, 1.61% and 1.19% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.29%, 2.05%, 2.02%, 1.04%, 1.70%, 1.40% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2019. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.65%

5 Years	2.52%

10 Years	3.94%

CLASS B SHARES

1 Year	0.37%

5 Years	2.62%

10 Years[1]	3.77%

CLASS C SHARES

1 Year	3.31%

5 Years	2.62%

10 Years	3.62%

ADVISOR CLASS SHARES[2]

1 Year	5.47%

5 Years	3.66%

10 Years	4.67%

CLASS R SHARES[2]

1 Year	4.72%

5 Years	2.98%

10 Years	3.98%

CLASS K SHARES[2]

1 Year	5.03%

5 Years	3.32%

10 Years	4.32%

CLASS I SHARES[2]

1 Year	5.38%

5 Years	3.62%

10 Years	4.64%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,047.50	$5.68	1.10%	$6.61	1.28%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$6.51	1.28%
Class B
Actual	$1,000	$1,044.00	$9.58	1.86%	$10.51	2.04%
Hypothetical**	$1,000	$1,015.83	$9.45	1.86%	$10.36	2.04%
Class C
Actual	$1,000	$1,044.20	$9.53	1.85%	$10.46	2.03%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%	$10.31	2.03%
Advisor Class
Actual	$1,000	$1,049.80	$4.39	0.85%	$5.32	1.03%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%	$5.24	1.03%
Class R
Actual	$1,000	$1,045.70	$7.79	1.51%	$8.71	1.69%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%	$8.59	1.69%
Class K
Actual	$1,000	$1,047.50	$6.19	1.20%	$7.12	1.38%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%	$7.02	1.38%
Class I
Actual	$1,000	$1,049.30	$4.65	0.90%	$5.58	1.08%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%	$5.50	1.08%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $177.6

1

All data are as of August 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO OF INVESTMENTS

August 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 40.1%
Information Technology – 8.4%
Communications Equipment – 0.5%
Acacia Communications, Inc.(a)	6,103	$384,794
Cisco Systems, Inc.	3,686	172,542
Finisar Corp.(a)	16,219	366,712

		924,048

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	8,877	777,093
Hitachi Ltd.	1,400	47,757
IPG Photonics Corp.(a)	813	100,592

		925,442

IT Services – 2.8%
Accenture PLC – Class A	870	172,408
Akamai Technologies, Inc.(a)	1,405	125,228
Altran Technologies SA	3,560	56,664
Amadeus IT Group SA – Class A	1,810	134,973
Atos SE	760	57,501
Automatic Data Processing, Inc.	2,641	448,547
Booz Allen Hamilton Holding Corp.	2,906	219,432
Capgemini SE	1,155	138,585
CGI, Inc.(a)	785	61,567
Cognizant Technology Solutions Corp. – Class A	8,571	526,174
Fidelity National Information Services, Inc.	1,100	149,842
Mastercard, Inc. – Class A	5,012	1,410,227
Paychex, Inc.	3,130	255,721
Total System Services, Inc.	4,227	567,348
Visa, Inc. – Class A	3,627	655,833

		4,980,050

Semiconductors & Semiconductor Equipment – 1.0%
Cypress Semiconductor Corp.	17,518	403,089
Intel Corp.	6,111	289,722
NXP Semiconductors NV	1,290	131,761
Rudolph Technologies, Inc.(a)	6,240	137,218
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	5,890	251,091
Texas Instruments, Inc.	1,382	171,022
Versum Materials, Inc.	7,467	388,284

		1,772,187

Software – 2.8%
Cadence Design Systems, Inc.(a)	1,794	122,853
Check Point Software Technologies Ltd.(a)	2,340	252,018
Constellation Software, Inc./Canada	220	214,268
Fortinet, Inc.(a)	1,408	111,485
Intuit, Inc.	543	156,579

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Microsoft Corp.	19,199	$2,646,774
Nice Ltd.(a)	2,145	328,463
Oracle Corp.	8,282	431,161
Oracle Corp. Japan	3,000	258,009
ServiceNow, Inc.(a)	470	123,065
Synopsys, Inc.(a)	978	138,690
Trend Micro, Inc./Japan	3,000	145,117

		4,928,482

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.	3,317	692,391
Cray, Inc.(a)	8,577	299,595
Samsung Electronics Co., Ltd.	9,381	341,552
Xerox Holdings Corp.(a)	3,930	113,931

		1,447,469

		14,977,678

Financials – 6.1%
Banks – 2.6%
Banco do Brasil SA	1,900	21,216
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	16,866	21,434
Bank Leumi Le-Israel BM	39,130	266,626
Bank of China Ltd. – Class A	45,696	22,576
Bank of Communications Co., Ltd. – Class A	10,900	8,253
China CITIC Bank Corp., Ltd.	6,700	5,242
China Everbright Bank Co., Ltd.	42,645	22,441
China Minsheng Banking Corp., Ltd.	20,400	16,588
China Minsheng Banking Corp., Ltd. – Class H	40,000	26,282
Chongqing Rural Commercial Bank Co., Ltd. – Class H	45,000	21,713
CIT Group, Inc.	2,490	106,049
Citigroup, Inc.	3,508	225,740
Credicorp Ltd.	505	104,596
DBS Group Holdings Ltd.	28,700	506,069
DNB ASA	5,095	82,082
Grupo Financiero Banorte SAB de CV – Class O	4,470	24,119
Hang Seng Bank Ltd.	5,300	110,405
JPMorgan Chase & Co.	1,445	158,748
Jyske Bank A/S(a)	8,856	248,517
KB Financial Group, Inc.	820	26,792
KBC Group NV	1,950	112,854
LegacyTexas Financial Group, Inc.	8,143	328,977
Nordea Bank Abp	379	2,365
Old Line Bancshares, Inc.	9,642	254,742
PNC Financial Services Group, Inc. (The)	1,280	165,030
Royal Bank of Canada	2,600	194,463
SunTrust Banks, Inc.	6,211	382,039
Toronto-Dominion Bank (The)	4,028	218,433

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Valley National Bancorp	19,419	$204,094
Wells Fargo & Co.	12,484	581,380
Westpac Banking Corp.(b)	4,340	82,354

		4,552,219

Capital Markets – 1.5%
BlackRock, Inc. – Class A	322	136,064
Charles Schwab Corp. (The)	22,090	845,384
China Cinda Asset Management Co., Ltd. – Class H	105,000	21,775
CME Group, Inc. – Class A	2,220	482,383
Franklin Resources, Inc.	3,541	93,058
Japan Exchange Group, Inc.	1,400	22,136
Julius Baer Group Ltd.(a)	11,004	436,755
Korea Investment Holdings Co., Ltd.	371	22,200
Partners Group Holding AG	223	181,506
S&P Global, Inc.	708	184,215
Singapore Exchange Ltd.	53,500	315,829

		2,741,305

Consumer Finance – 0.1%
Ally Financial, Inc.	3,763	117,970
Samsung Card Co., Ltd.	900	24,660

		142,630

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(a)	3,032	616,740
Far East Horizon Ltd.	26,000	23,214
Investor AB – Class B	1,336	62,761
Pargesa Holding SA	1,355	99,285
Voya Financial, Inc.	1,442	71,119

		873,119

Insurance – 1.3%
Admiral Group PLC	3,130	82,023
Aegon NV	12,248	46,624
American Financial Group, Inc./OH	1,360	137,319
Everest Re Group Ltd.	945	222,907
Fidelity National Financial, Inc.	8,540	375,248
Gjensidige Forsikring ASA	2,190	42,262
Ia Financial Corp., Inc.(a)	1,369	56,934
Japan Post Holdings Co., Ltd.	4,000	36,348
Legal & General Group PLC	8,559	22,931
Manulife Financial Corp.	3,377	56,030
MetLife, Inc.	1,192	52,806
PICC Property & Casualty Co., Ltd. – Class H	26,000	29,731
Porto Seguro SA	1,900	25,694
Poste Italiane SpA(c)	6,365	68,639
Principal Financial Group, Inc.	2,180	116,020
Progressive Corp. (The)	2,693	204,129
Prudential Financial, Inc.	1,302	104,277

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Reinsurance Group of America, Inc. – Class A	840	$129,335
Sampo Oyj – Class A	3,790	150,581
Stewart Information Services Corp.	3,770	135,041
Swiss Re AG	900	86,827
Zurich Insurance Group AG	376	133,990

		2,315,696

Thrifts & Mortgage Finance – 0.1%
United Financial Bancorp, Inc.	10,448	130,600

		10,755,569

Health Care – 5.9%
Biotechnology – 0.7%
AbbVie, Inc.	770	50,619
Amgen, Inc.	86	17,941
Celgene Corp.(a)	4,137	400,462
Exact Sciences Corp.(a)(b)	710	84,646
Gilead Sciences, Inc.	6,011	381,939
Spark Therapeutics, Inc.(a)	2,077	202,321
Vertex Pharmaceuticals, Inc.(a)	550	99,011

		1,236,939

Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	13,029	1,111,634
Baxter International, Inc.	1,566	137,730
Koninklijke Philips NV	7,694	362,651
Medtronic PLC	1,630	175,861
ResMed, Inc.	309	43,044
STERIS PLC	200	30,880
Stryker Corp.	458	101,062

		1,962,862

Health Care Providers & Services – 1.0%
Anthem, Inc.	3,142	821,696
Centene Corp.(a)	2,130	99,300
Henry Schein, Inc.(a)	4,009	247,035
Sinopharm Group Co., Ltd. – Class H	6,400	23,098
UnitedHealth Group, Inc.	940	219,960
WellCare Health Plans, Inc.(a)	1,406	380,660

		1,791,749

Health Care Technology – 0.3%
Cerner Corp.	1,761	121,351
Medidata Solutions, Inc.(a)	4,293	393,153
Veeva Systems, Inc. – Class A(a)	450	72,171

		586,675

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.	1,481	105,314
IQVIA Holdings, Inc.(a)	6,164	956,344
Pacific Biosciences of California, Inc.(a)	32,147	178,416
Sartorius Stedim Biotech	448	69,342

		1,309,416

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 2.1%
Allergan PLC	2,357	$376,460
Astellas Pharma, Inc.	7,900	109,047
Bristol-Myers Squibb Co.	3,690	177,378
Eli Lilly & Co.	2,300	259,831
Johnson & Johnson	1,171	150,310
Merck & Co., Inc.	6,156	532,309
Novo Nordisk A/S – Class B	5,430	282,916
Pfizer, Inc.	5,205	185,038
Roche Holding AG	2,332	637,243
Zoetis, Inc.	7,325	926,027

		3,636,559

		10,524,200

Consumer Discretionary – 5.2%
Auto Components – 0.3%
Aptiv PLC	7,496	623,442

Automobiles – 0.1%
Fiat Chrysler Automobiles NV	5,120	66,958
Hyundai Motor Co.	240	25,511

		92,469

Diversified Consumer Services – 0.5%
H&R Block, Inc.(b)	4,365	105,720
Service Corp. International/US	16,577	767,515

		873,235

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	9,580	191,902
Caesars Entertainment Corp.(a)	33,844	389,544
Choice Hotels International, Inc.	1,150	104,627
Compass Group PLC	13,623	345,512
Greene King PLC	28,538	292,684
Las Vegas Sands Corp.	4,680	259,600
Marriott International, Inc./MD – Class A	1,024	129,085
McDonald’s Corp.	850	185,274
Transat AT, Inc.(a)	15,429	176,262

		2,074,490

Household Durables – 0.2%
Auto Trader Group PLC	15,780	102,297
Garmin Ltd.	890	72,597
NVR, Inc.(a)	26	93,574

		268,468

Internet & Direct Marketing Retail – 0.8%
Amazon.com, Inc.(a)	165	293,088
Booking Holdings, Inc.(a)	274	538,796
eBay, Inc.	3,268	131,668
Naspers Ltd. – Class N	2,270	516,574

		1,480,126

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.4%
Gannett Co., Inc.	32,107	$337,765
Tribune Media Co. – Class A	8,422	392,297

		730,062

Multiline Retail – 0.2%
Dollar General Corp.	1,850	288,766
Next PLC	1,195	86,505

		375,271

Specialty Retail – 1.2%
AutoZone, Inc.(a)	192	211,525
GrandVision NV(c)	3,638	109,838
Home Depot, Inc. (The)	936	213,324
Home Product Center PCL	47,900	28,202
O’Reilly Automotive, Inc.(a)	338	129,711
Ross Stores, Inc.	2,600	275,626
TJX Cos., Inc. (The)	12,978	713,400
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,033	483,305

		2,164,931

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	1,014	300,564
Deckers Outdoor Corp.(a)	500	73,725
Fila Korea Ltd.	90	4,254
Samsonite International SA(c)	122,168	232,490

		611,033

		9,293,527

Industrials – 4.0%
Aerospace & Defense – 0.4%
Airbus SE	630	86,810
Arconic, Inc.	4,859	125,557
BAE Systems PLC	17,020	113,185
L3Harris Technologies, Inc.	920	194,497
Leonardo SpA	5,405	66,414
MTU Aero Engines AG	350	95,777

		682,240

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.(b)	2,107	178,020
Hyundai Glovis Co., Ltd.	196	25,905
SG Holdings Co., Ltd.	4,600	122,926
ZTO Express Cayman, Inc. (ADR)	1,970	40,405

		367,256

Airlines – 0.1%
Qantas Airways Ltd.	47,543	195,477

Building Products – 0.3%
Allegion PLC	4,903	472,012
LIXIL Group Corp.	300	4,908

		476,920

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.0%
Advanced Disposal Services, Inc.(a)	11,993	$388,813
Copart, Inc.(a)	1,672	126,052
Republic Services, Inc. – Class A	1,060	94,605
Secom Co., Ltd.	7,200	613,483
Stericycle, Inc.(a)(b)	12,122	544,157

		1,767,110

Construction & Engineering – 0.0%
Obayashi Corp.	4,600	42,333

Electrical Equipment – 0.0%
Acuity Brands, Inc.	190	23,828

Industrial Conglomerates – 0.1%
3M Co.	860	139,079

Machinery – 0.8%
Cummins, Inc.	602	89,860
Dover Corp.	3,340	313,091
Milacron Holdings Corp.(a)	19,129	303,195
Mitsubishi Heavy Industries Ltd.	1,200	45,047
NSK Ltd.	5,600	44,811
PACCAR, Inc.	1,853	121,483
Volvo AB – Class B	4,889	67,659
WABCO Holdings, Inc.(a)	2,912	388,781
Weichai Power Co., Ltd. – Class H	15,000	22,890

		1,396,817

Professional Services – 0.9%
51job, Inc. (ADR)(a)	1,261	90,704
Experian PLC	4,920	151,317
ManpowerGroup, Inc.	557	45,529
RELX PLC	16,405	392,260
Thomson Reuters Corp.	803	55,180
Verisk Analytics, Inc. – Class A	4,477	723,214
Wolters Kluwer NV	2,890	208,039

		1,666,243

Road & Rail – 0.1%
ALD SA(c)	4,850	72,720
Nippon Express Co., Ltd.	200	10,324

		83,044

Trading Companies & Distributors – 0.0%
Xiamen C & D, Inc.	21,400	25,610

Transportation Infrastructure – 0.1%
Airports of Thailand PCL	13,000	30,616
Flughafen Zurich AG	652	119,868
International Container Terminal Services, Inc.	8,910	23,248
Westports Holdings Bhd	25,800	25,731

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zhejiang Expressway Co., Ltd. – Class H	26,000	$21,717

		221,180

		7,087,137

Communication Services – 3.8%
Diversified Telecommunication Services – 0.5%
HKT Trust & HKT Ltd. – Class SS	117,000	182,770
Inmarsat PLC	55,990	412,252
Nippon Telegraph & Telephone Corp.	3,700	177,370
Telenor ASA	3,258	66,866
Verizon Communications, Inc.	2,261	131,500

		970,758

Entertainment – 0.5%
Daiichikosho Co., Ltd.	1,700	76,655
Live Nation Entertainment, Inc.(a)	1,679	116,707
Nintendo Co., Ltd.	450	170,280
Viacom, Inc. – Class B	19,187	479,292

		842,934

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class A(a)	133	158,340
Alphabet, Inc. – Class C(a)	1,522	1,808,288
Facebook, Inc. – Class A(a)	3,726	691,807

		2,658,435

Media – 0.5%
Cogeco Communications, Inc.	1,310	102,958
Comcast Corp. – Class A	18,203	805,665
Omnicom Group, Inc.	621	47,233

		955,856

Wireless Telecommunication Services – 0.8%
China Mobile Ltd.	25,000	206,864
Globe Telecom, Inc.	570	22,227
KDDI Corp.	14,900	396,874
PLDT, Inc.	1,150	26,059
SoftBank Group Corp.	7,500	339,852
Sprint Corp.(a)	36,152	245,472
T-Mobile US, Inc.(a)	1,210	94,441

		1,331,789

		6,759,772

Consumer Staples – 2.4%
Beverages – 0.3%
Coca-Cola European Partners PLC	2,071	116,680
Heineken Holding NV	668	66,110
PepsiCo, Inc.	1,867	255,275

		438,065

Food & Staples Retailing – 0.4%
Casino Guichard Perrachon SA(b)	1,765	74,295

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CP ALL PCL	9,700	$26,651
Empire Co., Ltd. – Class A	1,950	53,796
Koninklijke Ahold Delhaize NV	6,800	159,293
Metro, Inc./CN	681	28,894
Sysco Corp.	1,910	141,970
Walmart, Inc.	2,600	297,076

		781,975

Food Products – 0.5%
Ajinomoto Co., Inc.	2,600	47,376
Bunge Ltd.	2,050	109,491
Danone SA	2,346	210,176
General Mills, Inc.	94	5,057
Hershey Co. (The)	130	20,602
Ingredion, Inc.	1,480	114,360
Inner Mongolia Yili Industrial Group Co., Ltd. – Class A	1,000	4,009
Nestle Malaysia Bhd	700	24,537
Nestle SA	1,210	135,973
Salmar ASA	4,770	226,295
Tyson Foods, Inc. – Class A	644	59,918

		957,794

Household Products – 0.4%
Clorox Co. (The)	170	26,887
Kimberly-Clark de Mexico SAB de CV – Class A(a)	13,340	27,357
Procter & Gamble Co. (The)	4,336	521,318
Reckitt Benckiser Group PLC	2,554	199,597

		775,159

Personal Products – 0.5%
Avon Products, Inc.(a)	74,667	324,801
L’Oreal SA	759	207,250
LG Household & Health Care Ltd.	20	19,512
Unilever PLC	4,455	281,459

		833,022

Tobacco – 0.3%
British American Tobacco PLC	5,469	191,843
KT&G Corp.	290	24,421
Philip Morris International, Inc.	3,321	239,411

		455,675

		4,241,690

Energy – 1.4%
Energy Equipment & Services – 0.1%
C&J Energy Services, Inc.(a)	20,579	196,735

Oil, Gas & Consumable Fuels – 1.3%
Carrizo Oil & Gas, Inc.(a)(b)	37,711	312,624
Chevron Corp.	1,498	176,345
Enbridge, Inc.(b)	310	10,368

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Exxon Mobil Corp.	1,095	$74,986
HollyFrontier Corp.	1,620	71,863
Inpex Corp.	4,200	36,256
Kinder Morgan Canada Ltd.(c)	11,838	130,526
LUKOIL PJSC (Sponsored ADR)(b)	2,768	223,876
Marathon Petroleum Corp.	5,455	268,440
Phillips 66	460	45,370
PTT Exploration & Production PCL	6,100	24,841
Repsol SA	8,500	123,670
Royal Dutch Shell PLC (Sponsored ADR)	800	44,608
Royal Dutch Shell PLC – Class B	20,617	570,881
Suncor Energy, Inc. (New York)	1,590	46,476
TOTAL SA	1,927	96,232
TOTAL SA (Sponsored ADR)	920	45,926
Yanzhou Coal Mining Co., Ltd. – Class H	32,000	27,642

		2,330,930

		2,527,665

Materials – 1.3%
Chemicals – 1.1%
Akzo Nobel NV	760	68,124
BASF SE	6,692	442,789
Ecolab, Inc.	2,030	418,809
International Flavors & Fragrances, Inc.(b)	5,453	598,467
Mitsubishi Chemical Holdings Corp.	5,500	37,699
Nitto Denko Corp.	600	27,890
OMNOVA Solutions, Inc.(a)	24,248	243,693
Sinopec Shanghai Petrochemical Co., Ltd.	35,516	20,973
Sumitomo Chemical Co., Ltd.	9,900	43,259

		1,901,703

Containers & Packaging – 0.1%
Avery Dennison Corp.	970	112,103
Sealed Air Corp.	980	39,024

		151,127

Metals & Mining – 0.1%
Cia Siderurgica Nacional SA	7,000	24,274
Evraz PLC	10,340	62,455
Fortescue Metals Group Ltd.	9,298	50,164
Kirkland Lake Gold Ltd.	1,016	49,404

		186,297

Paper & Forest Products – 0.0%
Mondi PLC	4,412	86,049

		2,325,176

Utilities – 0.8%
Electric Utilities – 0.3%
Electricite de France SA	5,570	67,736
Emera, Inc.(b)	1,323	57,316
Enel SpA	38,929	282,422

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Manila Electric Co.	3,930	$27,552
PPL Corp.	4,070	120,268
Terna Rete Elettrica Nazionale SpA	10,107	63,685

		618,979

Gas Utilities – 0.1%
Snam SpA	5,940	30,124
UGI Corp.	2,410	117,295

		147,419

Multi-Utilities – 0.3%
Ameren Corp.	1,200	92,580
Atco Ltd./Canada – Class I	1,555	55,571
Canadian Utilities Ltd. – Class A	220	6,353
Consolidated Edison, Inc.	1,420	126,238
Public Service Enterprise Group, Inc.	2,180	131,825
Suez	1,910	29,655

		442,222

Water Utilities – 0.1%
Guangdong Investment Ltd.	68,000	143,150

		1,351,770

Real Estate – 0.8%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Apartment Investment & Management Co. – Class A	2,323	118,473
Fibra Uno Administracion SA de CV	18,548	25,682
Host Hotels & Resorts, Inc.	7,164	114,910
Merlin Properties Socimi SA	12,500	167,260
Nippon Building Fund, Inc.	31	227,598
Vornado Realty Trust	1,957	118,340

		772,263

Real Estate Management & Development – 0.3%
Agile Group Holdings Ltd.	18,000	22,915
Aroundtown SA	7,650	63,652
CBRE Group, Inc. – Class A(a)	5,843	305,414
Guangzhou R&F Properties Co., Ltd. – Class H(b)	12,800	20,546
Nomura Real Estate Holdings, Inc.	2,200	46,585
Vonovia SE	2,280	113,770

		572,882

		1,345,145

Total Common Stocks (cost $64,533,821)		71,189,329

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 24.9%
Funds and Investment Trusts – 24.9%(d)
AB All Market Real Return Portfolio – Class Z(e)		2,742,199	$22,623,146
AB High Income Fund, Inc. – Class Z(e)		2,219,656	18,201,177
Consumer Staples Select Sector SPDR Fund		8,420	511,262
iShares Core U.S. Aggregate Bond ETF		7,770	886,790
iShares Global Healthcare ETF(b)		10,330	630,027
iShares JP Morgan USD Emerging Markets Bond ETF		2,340	269,147
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		7,455	245,791
Vanguard Total International Bond ETF		13,600	804,168

Total Investment Companies (cost $46,023,511)			44,171,508

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 8.8%
Austria – 0.2%
Republic of Austria Government Bond 0.50%, 2/20/29(c)	EUR	359	430,902

Belgium – 0.5%
Kingdom of Belgium Government Bond Series 71 3.75%, 6/22/45(c)		25	50,662
Series 81 0.80%, 6/22/27(c)		202	244,604
Series 84 1.45%, 6/22/37(c)		95	128,819
Series 87 0.90%, 6/22/29(c)		123	152,166
Series 88 1.70%, 6/22/50(c)		171	251,224

			827,475

Canada – 0.5%
Canadian Government Bond 2.25%, 3/01/24	CAD	1,080	847,606

Chile – 0.2%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 3/01/26	CLP	210,000	325,073

Finland – 0.2%
Finland Government Bond 0.50%, 9/15/29(c)	EUR	348	418,850

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

France – 1.1%
French Republic Government Bond OAT 1.25%, 5/25/34(c)	EUR	973	$1,283,949
1.50%, 5/25/50(c)		190	273,253
1.75%, 6/25/39(c)		240	348,514

			1,905,716

Ireland – 0.2%
Ireland Government Bond 1.00%, 5/15/26(c)		339	407,222

Italy – 1.2%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		350	398,338
1.85%, 5/15/24		95	111,725
2.20%, 6/01/27		289	352,437
3.35%, 3/01/35(c)		433	597,240
3.85%, 9/01/49(c)		327	506,908
5.50%, 11/01/22(c)		108	138,864

			2,105,512

Japan – 0.9%
Japan Government Thirty Year Bond Series 62 0.50%, 3/20/49	JPY	36,000	373,355
Japan Government Twenty Year Bond Series 143 1.60%, 3/20/33		27,400	319,404
Series 158 0.50%, 9/20/36		29,000	297,436
Series 159 0.60%, 12/20/36		28,400	295,623
Series 169 0.30%, 6/20/39		35,900	354,587

			1,640,405

Malaysia – 0.6%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	521	128,890
Series 0119 3.906%, 7/15/26		463	114,159
Series 0217 4.059%, 9/30/24		523	128,852
Series 0218 3.757%, 4/20/23		948	229,599
Series 0219 3.885%, 8/15/29		660	164,112

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 0313 3.48%, 3/15/23	MYR	460	$110,309
Series 0316 3.90%, 11/30/26		432	106,342

			982,263

Mexico – 0.3%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	8,852	455,332

Russia – 0.5%
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	4,385	66,260
Series 6215 7.00%, 8/16/23		23,730	359,596
Series 6222 7.10%, 10/16/24		7,822	118,846
Series 6227 7.40%, 7/17/24		24,330	374,797

			919,499

Singapore – 0.2%
Singapore Government Bond 2.75%, 3/01/46	SGD	330	272,156
3.375%, 9/01/33		73	62,277

			334,433

Spain – 0.9%
Spain Government Bond 1.95%, 4/30/26(c)	EUR	327	411,479
2.35%, 7/30/33(c)		443	616,837
2.90%, 10/31/46(c)		170	274,252
4.20%, 1/31/37(c)		145	256,379

			1,558,947

United Kingdom – 0.4%
United Kingdom Gilt 1.50%, 7/22/47(c)	GBP	176	239,386
1.625%, 10/22/28(c)		176	237,561
1.75%, 9/07/37(c)		225	313,404

			790,351

United States – 0.9%
U.S. Treasury Bonds 2.50%, 2/15/46	U.S.$	720	799,081
3.125%, 8/15/44		101	124,419
5.375%, 2/15/31		224	314,300

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.375%, 8/31/26	U.S.$	190	$188,991
2.625%, 2/15/29		210	230,574

			1,657,365

Total Governments – Treasuries (cost $14,602,599)			15,606,951

CORPORATES – INVESTMENT GRADE – 6.1%
Industrial – 3.1%
Basic – 0.2%
Glencore Finance Europe Ltd. 1.875%, 9/13/23(c)	EUR	100	116,603
Glencore Funding LLC 4.00%, 3/27/27(c)	U.S.$	62	63,869
SABIC Capital II BV 4.00%, 10/10/23(c)		200	213,460

			393,932

Capital Goods – 0.3%
General Electric Co. 0.875%, 5/17/25	EUR	105	113,380
United Technologies Corp. 1.15%, 5/18/24		115	133,132
1.25%, 5/22/23		125	144,101
Wabtec Corp. 4.40%, 3/15/24	U.S.$	37	39,606

			430,219

Communications - Media – 0.2%
CBS Corp. 4.00%, 1/15/26		18	19,289
4.20%, 6/01/29		69	75,976
5.50%, 5/15/33		40	48,193
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		78	86,050
Comcast Corp. 4.60%, 8/15/45		45	54,350

			283,858

Communications - Telecommunications – 0.1%
AT&T, Inc. 3.55%, 6/01/24		115	120,964
Bell Canada, Inc. 4.70%, 9/11/23	CAD	52	42,468

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Rogers Communications, Inc. 4.00%, 6/06/22		CAD	66	$52,083

				215,515

Consumer Cyclical - Automotive – 0.4%
Daimler AG 1.00%, 11/15/27(c)		EUR	90	104,878
General Motors Co. 5.15%, 4/01/38		U.S.$	60	62,249
General Motors Financial Co., Inc. 2.20%, 4/01/24(c)		EUR	110	129,017
3.70%, 5/09/23		U.S.$	25	25,648
5.10%, 1/17/24			70	75,655
Harley-Davidson Financial Services, Inc. 4.05%, 2/04/22(c)			230	238,222
Volkswagen Leasing GmbH 2.625%, 1/15/24(c)		EUR	60	72,327

				707,996

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.20%, 8/08/24	U.S.$		115	117,173
3.50%, 8/18/26			44	44,881

				162,054

Consumer Non-Cyclical – 0.8%
Allergan Funding SCS 2.625%, 11/15/28		EUR	135	170,083
Altria Group, Inc. 1.70%, 6/15/25			150	176,640
Amgen, Inc. 4.663%, 6/15/51		U.S.$	100	118,869
BAT Capital Corp. 3.222%, 8/15/24			120	123,277
CVS Health Corp. 3.25%, 8/15/29			39	39,580
4.30%, 3/25/28			90	98,156
Kraft Heinz Foods Co. 3.95%, 7/15/25			20	20,761
Medtronic Global Holdings SCA 1.125%, 3/07/27		EUR	120	140,994
Mylan NV 3.95%, 6/15/26		U.S.$	135	140,301
Reynolds American, Inc. 4.45%, 6/12/25			72	77,916
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(c)			200	216,722
Tyson Foods, Inc. 4.00%, 3/01/26			35	38,150

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.35%, 3/01/29	U.S.$	38	$43,422
4.55%, 6/02/47		45	51,732

			1,456,603

Energy – 0.4%
Energy Transfer Operating LP 4.50%, 4/15/24		55	59,012
Hess Corp. 4.30%, 4/01/27		78	81,488
Marathon Petroleum Corp. 4.75%, 12/15/23-9/15/44		155	168,575
Occidental Petroleum Corp. 2.90%, 8/15/24		60	60,515
3.20%, 8/15/26		12	12,129
4.20%, 3/15/48		45	45,193
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		103	105,980
Williams Cos., Inc. (The) 3.90%, 1/15/25		78	82,136
4.50%, 11/15/23		35	37,626

			652,654

Services – 0.1%
Equifax, Inc. 3.30%, 12/15/22		160	164,861
IHS Markit Ltd. 3.625%, 5/01/24		34	35,444

			200,305

Technology – 0.5%
Apple, Inc. 4.65%, 2/23/46		40	51,041
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		31	31,672
3.875%, 1/15/27		33	33,012
Broadcom, Inc. 3.625%, 10/15/24(c)		70	71,033
4.25%, 4/15/26(c)		45	46,280
Fidelity National Information Services, Inc. 1.50%, 5/21/27	EUR	103	123,457
Fiserv, Inc. 1.125%, 7/01/27		105	121,399
International Business Machines Corp. 0.875%, 1/31/25		165	190,376
KLA Corp. 4.65%, 11/01/24	U.S.$	91	100,592

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(c)	U.S.$	52	$54,660
Seagate HDD Cayman 4.75%, 1/01/25		72	75,080

			898,602

			5,401,738

Financial Institutions – 2.8%
Banking – 1.7%
AIB Group PLC 4.263%, 4/10/25(c)		200	208,068
Banco Santander SA 3.25%, 4/04/26(c)	EUR	100	127,131
Bank of America Corp. 1.379%, 2/07/25(c)		105	122,358
2.375%, 6/19/24(c)		100	122,796
Barclays PLC 2.375%, 10/06/23(c)	GBP	100	122,372
BBVA USA 5.50%, 4/01/20	U.S.$	147	149,574
Capital One Financial Corp. 0.80%, 6/12/24	EUR	145	163,447
Cooperatieve Rabobank UA 4.375%, 8/04/25	U.S.$	250	270,192
Credit Suisse Group AG 2.125%, 9/12/25(c)	GBP	100	123,466
Danske Bank A/S 0.875%, 5/22/23(c)	EUR	160	179,910
Goldman Sachs Group, Inc. (The) 3.307%, 10/31/25	CAD	145	112,687
Mitsubishi UFJ Financial Group, Inc. 0.872%, 9/07/24(c)	EUR	100	114,890
Morgan Stanley 3.00%, 2/07/24	CAD	145	111,451
Series G 1.375%, 10/27/26	EUR	111	131,586
1.75%, 3/11/24		100	118,264
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(c)(f)	GBP	36	44,316
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	118	126,966
Standard Chartered PLC 3.785%, 5/21/25(c)		200	206,746
UniCredit SpA 3.75%, 4/12/22(c)		200	204,814
US Bancorp 0.85%, 6/07/24	EUR	103	118,498

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series J 5.30%, 4/15/27(f)	U.S.$	46	$48,929
Wells Fargo & Co. 2.125%, 6/04/24(c)	EUR	100	120,932

			3,049,393

Brokerage – 0.1%
SURA Asset Management SA 4.875%, 4/17/24(b)(c)	U.S.$	107	114,891

Finance – 0.1%
Synchrony Financial 3.95%, 12/01/27		15	15,537
4.375%, 3/19/24		15	16,026
4.50%, 7/23/25		93	99,947

			131,510

Insurance – 0.8%
Aon PLC 2.875%, 5/14/26	EUR	135	170,147
ASR Nederland NV 5.125%, 9/29/45(c)		110	145,609
Berkshire Hathaway, Inc. 1.125%, 3/16/27		140	166,361
Chubb INA Holdings, Inc. 0.875%, 6/15/27		125	144,132
1.55%, 3/15/28		100	121,193
CNP Assurances 4.25%, 6/05/45(c)		100	127,612
Credit Agricole Assurances SA 4.75%, 9/27/48(c)	U.S.$	100	133,402
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		21	36,758
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(c)	EUR	100	133,171
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)	U.S.$	41	71,193
Prudential Financial, Inc. 5.625%, 6/15/43		98	104,923
Swiss Re America Holding Corp. 7.00%, 2/15/26		77	96,673
UnitedHealth Group, Inc. 4.75%, 7/15/45		40	49,914

			1,501,088

REITS – 0.1%
Welltower, Inc. 4.00%, 6/01/25		171	183,507

			4,980,389

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.0%
Iberdrola Finanzas SA 7.375%, 1/29/24	GBP	50	$76,900

Other Utility – 0.2%
Severn Trent Utilities Finance PLC 3.625%, 1/16/26(c)		150	205,955
Yorkshire Water Finance PLC 6.588%, 2/21/23		80	115,389

			321,344

			398,244

Total Corporates – Investment Grade (cost $10,430,576)			10,780,371

MORTGAGE PASS-THROUGHS – 3.0%
Agency Fixed Rate 30-Year – 2.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 6/01/49	U.S.$	111	116,701
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		30	32,786
Series 2018 4.00%, 12/01/48		215	228,023
4.50%, 11/01/48		227	242,175
Series 2019 4.50%, 2/01/49		171	183,707
Federal National Mortgage Association Series 2003 5.50%, 4/01/33		23	25,046
Series 2004 5.50%, 4/01/34-5/01/34		22	24,329
Series 2005 5.50%, 2/01/35		16	17,988
Series 2018 3.50%, 3/01/48-4/01/48		1,088	1,140,714
3.50%, 9/12/49, TBA		772	793,411
4.00%, 8/01/48-9/01/48		658	696,994
4.50%, 9/01/48		392	417,889
4.50%, 9/12/49, TBA		817	859,956
5.00%, 9/12/49, TBA		280	299,075

			5,078,794

Other Agency Fixed Rate Programs – 0.1%
Canadian Mortgage Pools 6.125%, 12/01/24	CAD	284	249,695

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2011 4.625% (LIBOR 12 Month + 1.76%), 5/01/38(g)	U.S.$	34	$35,382
Federal National Mortgage Association Series 2003 4.81% (LIBOR 12 Month + 1.81%), 12/01/33(g)		20	21,225

			56,607

Total Mortgage Pass-Throughs (cost $5,253,652)			5,385,096

INFLATION-LINKED SECURITIES – 3.0%
Japan – 2.0%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	125,138	1,217,384
Series 22 0.10%, 3/10/27		115,010	1,128,308
Series 23 0.10%, 3/10/28		121,049	1,191,868

			3,537,560

United States – 1.0%
U.S. Treasury Inflation Index 0.125%, 7/15/24-7/15/26 (TIPS)	U.S.$	1,369	1,381,572
0.75%, 7/15/28 (TIPS)		210	224,604
2.375%, 1/15/25 (TIPS)		122	137,394

			1,743,570

Total Inflation-Linked Securities (cost $5,050,301)			5,281,130

COVERED BONDS – 1.4%
Banco de Sabadell SA 0.875%, 11/12/21(c)	EUR	100	113,387
Bank of Montreal 0.75%, 9/21/22(c)		170	194,164
Canadian Imperial Bank of Commerce 0.00%, 7/25/22(c)		177	197,483
Credit Suisse AG/Guernsey 0.75%, 9/17/21(c)		110	124,057
1.75%, 1/15/21(c)		166	188,071
Danske Bank A/S 0.125%, 2/14/22(c)		100	111,723
1.25%, 6/11/21(c)		100	113,444
DNB Boligkreditt AS 2.75%, 3/21/22(c)		160	190,876
3.875%, 6/16/21(c)		147	174,454

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 4.375%, 2/28/22(c)	EUR	150	$184,982
Santander UK PLC 1.625%, 11/26/20(c)		156	175,861
Stadshypotek AB Series 1588 1.50%, 3/01/24(c)	SEK	2,000	218,288
Swedbank Hypotek AB Series 194 1.00%, 9/18/24(c)		2,100	224,942
UBS AG/London 1.375%, 4/16/21(c)	EUR	169	191,508
4.00%, 4/08/22(c)		84	103,253

Total Covered Bonds (cost $2,478,085)			2,506,493

COLLATERALIZED LOAN OBLIGATIONS – 1.1%
CLO - Floating Rate – 1.1%
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.436% (LIBOR 3 Month + 1.16%), 1/27/31(c)(g)(h)	U.S.$	250	248,576
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 4.078% (LIBOR 3 Month + 1.80%), 7/21/31(c)(g)(h)		250	243,758
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.48% (LIBOR 3 Month + 1.18%), 12/18/30(c)(g)(h)		250	248,738
Neuberger Berman Loan Advisers CLO Ltd. Series 2018-29A, Class B1 4.003% (LIBOR 3 Month + 1.70%), 10/19/31(c)(g)(h)		250	246,356
Octagon Investment Partners 30 Ltd. Series 2017-1A, Class A1 3.598% (LIBOR 3 Month + 1.32%), 3/17/30(c)(g)(h)		250	250,628
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.468% (LIBOR 3 Month + 1.19%), 10/20/30(c)(g)(h)		250	249,880
TIAA CLO I Ltd. Series 2016-1A, Class AR 3.478% (LIBOR 3 Month + 1.20%), 7/20/31(c)(g)(h)		250	248,991

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TIAA CLO II Ltd. Series 2017-1A, Class A 3.558% (LIBOR 3 Month + 1.28%), 4/20/29(c)(g)(h)	U.S.$	250	$250,035

Total Collateralized Loan Obligations (cost $1,996,788)			1,986,962

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.9%
Non-Agency Floating Rate CMBS – 0.6%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.095% (LIBOR 1 Month + 0.90%), 4/15/35(c)(g)		161	160,760
Series 2018-KEYS, Class A 3.195% (LIBOR 1 Month + 1.00%), 5/15/35(c)(g)		100	100,049
BHMS Series 2018-ATLS, Class A 3.445% (LIBOR 1 Month + 1.25%), 7/15/35(c)(g)		140	140,002
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.015% (LIBOR 1 Month + 0.82%), 6/15/35(c)(g)		100	99,624
BX Commercial Mortgage Trust Series 2019-IMC, Class A 3.195% (LIBOR 1 Month + 1.00%), 4/15/34(c)(g)		105	104,593
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.212% (LIBOR 1 Month + 1.03%), 11/19/35(c)(g)		140	140,263
Invitation Homes Trust Series 2018-SFR4, Class A 3.282% (LIBOR 1 Month + 1.10%), 1/17/38(c)(g)		170	171,139
MSCG Trust Series 2018-SELF, Class A 3.095% (LIBOR 1 Month + 0.90%), 10/15/37(c)(g)		150	149,910
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 2.979% (LIBOR 1 Month + 0.78%), 7/15/33(c)(g)		110	110,007

			1,176,347

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.3%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(h)	U.S.$	160	$165,722
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		57	56,556
Series 2013-G1, Class A2 3.557%, 4/10/31(c)		134	137,731
WFRBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47		120	129,529

			489,538

Total Commercial Mortgage-Backed Securities (cost $1,644,879)			1,665,885

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Risk Share Floating Rate – 0.8%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.495% (LIBOR 1 Month + 1.35%), 8/25/28(c)(g)		150	150,356
Eagle RE Ltd. Series 2018-1, Class M1 3.845% (LIBOR 1 Month + 1.70%), 11/25/28(c)(g)		167	167,301
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 4.345% (LIBOR 1 Month + 2.20%), 2/25/24(g)		122	124,131
Series 2015-DNA2, Class M2 4.745% (LIBOR 1 Month + 2.60%), 12/25/27(g)		44	44,501
Series 2016-DNA2, Class M2 4.345% (LIBOR 1 Month + 2.20%), 10/25/28(g)		23	23,141
Series 2017-DNA2, Class M1 3.345% (LIBOR 1 Month + 1.20%), 10/25/29(g)		169	169,508
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M1 3.745% (LIBOR 1 Month + 1.60%), 1/25/24(g)		2	1,538

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 7.145% (LIBOR 1 Month + 5.00%), 11/25/24(g)	U.S.$	98	$103,889
Series 2016-C03, Class 1M1 4.145% (LIBOR 1 Month + 2.00%), 10/25/28(g)		15	15,061
Series 2016-C04, Class 1M1 3.595% (LIBOR 1 Month + 1.45%), 1/25/29(g)		17	17,091
Series 2016-C06, Class 1M1 3.445% (LIBOR 1 Month + 1.30%), 4/25/29(g)		103	102,849
Series 2016-C06, Class 1M2 6.395% (LIBOR 1 Month + 4.25%), 4/25/29(g)		228	241,888
Series 2017-C02, Class 2M1 3.295% (LIBOR 1 Month + 1.15%), 9/25/29(g)		37	36,876
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.241% (LIBOR 1 Month + 2.00%), 3/27/24(g)(i)		160	159,740

			1,357,870

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 3.318%, 5/28/35(h)		33	31,125

Non-Agency Fixed Rate – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.376%, 5/25/35		23	23,009

Total Collateralized Mortgage Obligations (cost $1,411,019)			1,412,004

ASSET-BACKED SECURITIES – 0.5%
Autos - Fixed Rate – 0.3%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class C 4.95%, 3/20/25(c)		120	129,216
Flagship Credit Auto Trust Series 2018-3, Class D 4.15%, 12/16/24(c)		78	81,866
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/21(c)		140	141,183

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1A, Class B 4.10%, 3/25/23(c)	U.S.$	165	$170,375

			522,640

Other ABS - Fixed Rate – 0.2%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(c)(h)		104	104,013
Series 2014-2A, Class C 3.869%, 10/15/49(c)(h)		85	89,151
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(c)(h)		37	37,747
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(c)(h)		115	118,293

			349,204

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 3.27% (LIBOR 1 Month + 1.13%), 12/25/32(g)(h)		12	12,002

Total Asset-Backed Securities (cost $854,376)			883,846

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Indonesia – 0.1%
Indonesia Government International Bond 4.45%, 2/11/24		235	253,210

Qatar – 0.1%
Qatar Government International Bond 5.25%, 1/20/20(c)		100	101,140

Saudi Arabia – 0.2%
Saudi Government International Bond 2.875%, 3/04/23(c)		200	206,000
4.375%, 4/16/29(c)		200	230,700

			436,700

Total Governments – Sovereign Bonds (cost $732,843)			791,050

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.2%
Supranational – 0.2%
European Investment Bank 1.25%, 5/12/25(c) (cost $321,076)	SEK	2,860	$314,538

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Sweden – 0.2%
Kommuninvest I Sverige AB Series 2410 1.00%, 10/02/24(c) (cost $319,350)		2,890	311,286

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.625%, 3/01/40 (cost $236,065)	U.S.$	165	275,256

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
China – 0.1%
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(c)		200	199,935

Mexico – 0.0%
Petroleos Mexicanos 6.75%, 9/21/47		75	71,250

Total Quasi-Sovereigns (cost $269,852)			271,185

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNH/USD Expiration: Oct 2019; Contracts: 7,519,900; Exercise Price: CNH 6.95; Counterparty: UBS AG(a) (premiums paid $4,014)	CNH	7,519,900	34,512

		Shares
SHORT-TERM INVESTMENTS – 6.7%
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(d)(e)(j) (cost $10,963,532)		10,963,532	10,963,532

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 0.5%
U.S. Treasury Bill Zero Coupon, 10/29/19 (cost $937,153)	U.S.$	940	$937,090

Total Short-Term Investments (cost $11,900,685)			11,900,622

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $168,063,492)			174,768,024

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(d)(e)(j) (cost $828,082)		828,082	828,082

Total Investments – 98.9% (cost $168,891,574)			175,596,106
Other assets less liabilities – 1.1%			2,024,393

Net Assets – 100.0%			$177,620,499

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	9	December 2019	$980,712	$3,906
10 Yr Japan Bond (OSE) Futures	17	September 2019	24,835,506	282,193
Amsterdam Index Futures	2	September 2019	245,339	5,192
DAX Index Futures	2	September 2019	654,621	196
Euro-BTP Futures	23	September 2019	3,673,167	76,755
Euro-CAC40 10 Futures	10	September 2019	602,059	15,817
Euro-Schatz Futures	5	December 2019	619,232	(60)
FTSE 100 Index Futures	2	September 2019	174,745	(2,758)
FTSE/MIB Index Futures	1	September 2019	117,159	4,667
IBEX 35 Index Futures	1	September 2019	96,678	1,970
Long Gilt Futures	19	December 2019	3,104,445	4,836
MSCI Emerging Markets Futures	67	September 2019	3,296,400	(131,031)
OMXS30 Index Futures	75	September 2019	1,203,367	36,230
Russell 2000 E-Mini Futures	19	September 2019	1,419,490	(42,897)
S&P Mid 400 E-Mini Futures	9	September 2019	1,693,260	(31,442)
U.S. 10 Yr Ultra Futures	9	December 2019	1,299,938	10,527
U.S. Long Bond (CBT) Futures	5	December 2019	826,250	2,024

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
U.S. T-Note 5 Yr (CBT) Futures	45	December 2019	$5,398,945	$294
U.S. T-Note 10 Yr (CBT) Futures	4	December 2019	526,875	182
U.S. Ultra Bond (CBT) Futures	52	December 2019	10,266,750	84,126

Sold Contracts
10 Yr Australian Bond Futures	11	September 2019	1,102,217	(30,401)
10 Yr Canadian Bond Futures	12	December 2019	1,307,616	(3,993)
10 Yr Mini Japan Government Bond Futures	49	September 2019	7,158,931	(77,235)
E-Mini Russell 1000 Futures	17	September 2019	1,376,320	(14,341)
Euro Buxl 30 Yr Bond Futures	5	September 2019	1,232,584	(149,476)
Euro STOXX 50 Futures	24	September 2019	901,836	(12,431)
Euro-BOBL Futures	13	December 2019	1,953,121	(14)
Euro-Bund Futures	38	September 2019	7,479,912	(39,749)
Hang Seng Index Futures	4	September 2019	653,283	366
MSCI EAFE Futures	12	September 2019	1,106,340	12,553
MSCI Singapore Index ETS Futures	10	September 2019	256,891	(4,214)
S&P 500 E-Mini Futures	137	September 2019	20,034,880	(37,941)
S&P/TSX 60 Index Futures	6	September 2019	884,633	(2,388)
SPI 200 Futures	3	September 2019	331,893	1,060
TOPIX Index Futures	3	September 2019	426,413	10,146
U.S. T-Note 2 Yr (CBT) Futures	12	December 2019	2,593,406	(2,648)

				$(29,979)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	JPY	57,088	USD	540	9/12/19	$1,993
Bank of America, NA	CLP	179,721	USD	253	9/12/19	3,687
Bank of America, NA	RUB	56,665	USD	859	9/19/19	11,446
Bank of America, NA	BRL	1,303	USD	315	9/04/19	190
Bank of America, NA	USD	344	BRL	1,303	9/04/19	(29,557)
Bank of America, NA	USD	3,073	RUB	198,207	9/19/19	(108,232)
Bank of America, NA	USD	374	INR	26,004	10/24/19	(14,426)
Bank of America, NA	USD	929	JPY	99,451	9/12/19	7,351
Barclays Bank PLC	IDR	4,759,410	USD	328	11/21/19	(3,389)
Barclays Bank PLC	PHP	55,590	USD	1,083	9/11/19	17,039
Barclays Bank PLC	INR	100,786	USD	1,400	10/24/19	4,365
Barclays Bank PLC	PHP	43,079	USD	819	9/11/19	(7,333)
Barclays Bank PLC	TWD	13,465	USD	428	9/11/19	(2,528)
Barclays Bank PLC	TWD	11,800	USD	381	9/11/19	3,771
Barclays Bank PLC	CNY	2,162	USD	315	10/17/19	12,138
Barclays Bank PLC	BRL	1,889	USD	453	9/04/19	(3,444)
Barclays Bank PLC	BRL	695	USD	181	9/04/19	13,397
Barclays Bank PLC	USD	625	BRL	2,584	9/04/19	(377)
Barclays Bank PLC	USD	884	EUR	796	10/10/19	(6,231)
Barclays Bank PLC	USD	779	CAD	1,030	9/19/19	(5,217)

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	452	BRL	1,889	10/02/19	$3,506
Barclays Bank PLC	USD	608	TRY	3,474	9/12/19	(13,874)
Barclays Bank PLC	USD	623	TWD	19,338	9/11/19	(5,446)
Barclays Bank PLC	USD	167	PHP	8,544	9/11/19	(2,993)
Barclays Bank PLC	USD	398	PHP	20,783	9/11/19	496
Barclays Bank PLC	USD	894	TWD	28,085	9/11/19	3,569
BNP Paribas SA	HUF	372,428	USD	1,257	10/11/19	18,748
BNP Paribas SA	NOK	5,061	USD	558	9/20/19	2,687
BNP Paribas SA	PLN	2,171	USD	559	10/11/19	12,943
BNP Paribas SA	NZD	1,634	USD	1,074	9/09/19	43,886
BNP Paribas SA	AUD	1,565	USD	1,067	9/05/19	13,248
BNP Paribas SA	PEN	1,304	USD	383	9/12/19	(1,006)
BNP Paribas SA	CHF	923	USD	941	9/12/19	7,571
BNP Paribas SA	USD	653	CHF	644	9/12/19	(1,305)
BNP Paribas SA	USD	1,615	EUR	1,442	10/10/19	(24,980)
BNP Paribas SA	USD	242	PEN	799	9/12/19	(7,006)
BNP Paribas SA	USD	1,083	NZD	1,636	9/09/19	(51,937)
BNP Paribas SA	USD	1,191	AUD	1,701	9/13/19	(44,635)
Citibank, NA	IDR	19,924,255	USD	1,377	11/21/19	(9,682)
Citibank, NA	CLP	2,225,238	USD	3,239	9/12/19	154,953
Citibank, NA	COP	1,218,552	USD	379	9/12/19	25,059
Citibank, NA	JPY	161,366	USD	1,494	9/13/19	(26,197)
Citibank, NA	RUB	13,245	USD	202	9/19/19	3,975
Citibank, NA	NOK	12,118	USD	1,428	9/20/19	97,317
Citibank, NA	SEK	8,211	USD	892	9/20/19	54,309
Citibank, NA	BRL	5,323	USD	1,311	9/04/19	26,032
Citibank, NA	BRL	4,094	USD	983	10/02/19	(3,528)
Citibank, NA	CAD	2,444	USD	1,864	9/19/19	28,402
Citibank, NA	CNY	1,520	USD	212	10/24/19	(92)
Citibank, NA	USD	297	BRL	1,229	9/04/19	(179)
Citibank, NA	USD	314	CNY	2,259	10/24/19	1,411
Citibank, NA	USD	627	PLN	2,480	10/11/19	(3,283)
Citibank, NA	USD	985	BRL	4,094	9/04/19	3,331
Citibank, NA	USD	343	RUB	21,859	9/19/19	(15,685)
Citibank, NA	USD	569	INR	39,518	10/24/19	(22,334)
Citibank, NA	USD	583	JPY	63,336	12/13/19	17,710
Credit Suisse International	CZK	12,644	USD	547	9/13/19	11,646
Credit Suisse International	HKD	8,363	USD	1,066	5/26/20	309
Credit Suisse International	SEK	7,563	USD	802	9/20/19	30,915
Credit Suisse International	NOK	4,571	USD	515	9/20/19	12,866
Credit Suisse International	CHF	520	USD	535	9/12/19	8,949
Credit Suisse International	USD	588	EUR	522	9/20/19	(13,640)
Credit Suisse International	USD	814	CHF	803	9/12/19	(1,888)
Credit Suisse International	USD	337	SEK	3,194	9/13/19	(11,347)
Credit Suisse International	USD	717	TRY	4,201	9/12/19	1,260
Credit Suisse International	USD	535	SEK	5,101	9/20/19	(15,095)
Credit Suisse International	USD	534	JPY	56,785	9/12/19	733
Goldman Sachs Bank USA	JPY	604,385	USD	5,685	9/12/19	(6,776)
Goldman Sachs Bank USA	MXN	23,076	USD	1,146	10/25/19	4,463
Goldman Sachs Bank USA	INR	14,892	USD	213	10/24/19	7,263
Goldman Sachs Bank USA	RUB	11,299	USD	169	9/19/19	264
Goldman Sachs Bank USA	MYR	3,265	USD	776	2/13/20	4,210

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	ILS	2,164	USD	612	10/16/19	$(1,809)
Goldman Sachs Bank USA	BRL	789	USD	191	9/04/19	115
Goldman Sachs Bank USA	BRL	660	USD	159	10/02/19	(298)
Goldman Sachs Bank USA	USD	198	BRL	789	9/04/19	(7,043)
Goldman Sachs Bank USA	USD	704	CNY	5,038	10/17/19	1,051
Goldman Sachs Bank USA	USD	733	INR	51,569	10/24/19	(18,903)
Goldman Sachs Bank USA	USD	1,016	MXN	20,458	10/25/19	(3,957)
Goldman Sachs Bank USA	USD	317	IDR	4,563,516	11/21/19	1,067
Goldman Sachs Bank USA	USD	2,717	IDR	38,969,581	11/21/19	(3,515)
HSBC Bank USA	IDR	4,557,799	USD	308	11/21/19	(9,107)
HSBC Bank USA	SGD	1,503	USD	1,087	10/31/19	3,958
HSBC Bank USA	USD	950	TWD	29,394	9/11/19	(11,125)
HSBC Bank USA	USD	215	INR	14,948	10/24/19	(8,076)
HSBC Bank USA	USD	257	CLP	185,155	9/12/19	(776)
JPMorgan Chase Bank, NA	INR	28,842	USD	405	9/09/19	1,848
JPMorgan Chase Bank, NA	PHP	22,772	USD	436	9/11/19	(911)
JPMorgan Chase Bank, NA	INR	22,582	USD	315	10/24/19	2,203
JPMorgan Chase Bank, NA	TWD	35,720	USD	1,133	9/11/19	(7,860)
JPMorgan Chase Bank, NA	CNY	9,080	USD	1,285	10/24/19	15,771
JPMorgan Chase Bank, NA	TWD	6,743	USD	216	9/11/19	269
JPMorgan Chase Bank, NA	MXN	5,781	USD	294	9/09/19	5,640
JPMorgan Chase Bank, NA	BRL	1,227	USD	322	9/04/19	26,133
JPMorgan Chase Bank, NA	USD	318	CAD	423	9/19/19	(190)
JPMorgan Chase Bank, NA	USD	531	EUR	472	10/10/19	(11,518)
JPMorgan Chase Bank, NA	USD	958	CHF	930	9/12/19	(16,976)
JPMorgan Chase Bank, NA	USD	296	BRL	1,227	9/04/19	(179)
JPMorgan Chase Bank, NA	USD	190	INR	13,214	10/24/19	(7,386)
JPMorgan Chase Bank, NA	USD	467	TWD	14,648	9/11/19	776
JPMorgan Chase Bank, NA	USD	713	TWD	22,023	9/11/19	(9,235)
JPMorgan Chase Bank, NA	USD	976	JPY	105,377	9/12/19	16,818
Morgan Stanley Capital Services, Inc.	KRW	1,653,360	USD	1,372	10/30/19	3,822
Morgan Stanley Capital Services, Inc.	INR	15,281	USD	212	9/09/19	(1,402)
Morgan Stanley Capital Services, Inc.	PEN	798	USD	235	9/12/19	(247)
Morgan Stanley Capital Services, Inc.	BRL	467	USD	113	9/04/19	68
Morgan Stanley Capital Services, Inc.	USD	115	BRL	467	9/04/19	(2,646)
Morgan Stanley Capital Services, Inc.	USD	449	AUD	637	9/05/19	(20,014)
Morgan Stanley Capital Services, Inc.	USD	219	BRL	890	9/18/19	(4,586)
Morgan Stanley Capital Services, Inc.	USD	1,303	EUR	1,158	10/10/19	(26,541)
Morgan Stanley Capital Services, Inc.	USD	499	CNY	3,453	10/17/19	(16,398)
Morgan Stanley Capital Services, Inc.	USD	217	TWD	6,730	9/11/19	(1,998)
Morgan Stanley Capital Services, Inc.	USD	834	ZAR	12,036	9/18/19	(41,804)

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	1,069	ZAR	16,286	9/18/19	$2,374
Natwest Markets PLC	COP	365,108	USD	106	9/12/19	(7)
Natwest Markets PLC	CLP	356,525	USD	516	9/12/19	22,161
Natwest Markets PLC	EUR	13,519	USD	15,270	10/10/19	368,815
Natwest Markets PLC	ZAR	3,829	USD	266	9/18/19	13,553
Natwest Markets PLC	BRL	5,523	USD	1,358	9/04/19	24,069
Natwest Markets PLC	BRL	890	USD	221	9/18/19	5,842
Natwest Markets PLC	USD	1,355	BRL	5,523	9/04/19	(21,573)
Natwest Markets PLC	USD	1,093	JPY	117,086	9/12/19	10,206
Natwest Markets PLC	USD	379	COP	1,218,552	9/12/19	(25,225)
Standard Chartered Bank	IDR	3,030,399	USD	208	11/21/19	(2,560)
Standard Chartered Bank	TWD	54,089	USD	1,721	9/11/19	(7,548)
Standard Chartered Bank	INR	22,846	USD	316	10/24/19	(689)
Standard Chartered Bank	TWD	6,737	USD	216	9/11/19	275
Standard Chartered Bank	CAD	455	USD	346	9/19/19	3,616
Standard Chartered Bank	EUR	472	NOK	4,588	9/20/19	(15,187)
Standard Chartered Bank	USD	700	TWD	21,598	9/11/19	(10,423)
Standard Chartered Bank	USD	432	INR	30,964	10/24/19	(3,702)
State Street Bank & Trust Co.	HUF	185,628	USD	640	10/11/19	22,801
State Street Bank & Trust Co.	JPY	180,200	USD	1,702	9/12/19	4,580
State Street Bank & Trust Co.	JPY	167,255	USD	1,556	9/12/19	(19,555)
State Street Bank & Trust Co.	JPY	35,419	USD	328	9/13/19	(5,924)
State Street Bank & Trust Co.	JPY	62,463	USD	577	12/13/19	(14,578)
State Street Bank & Trust Co.	THB	7,277	USD	237	10/30/19	(1,220)
State Street Bank & Trust Co.	THB	6,920	USD	221	9/13/19	(5,265)
State Street Bank & Trust Co.	ZAR	15,833	USD	1,031	9/18/19	(10,809)
State Street Bank & Trust Co.	SEK	27,845	USD	2,923	9/20/19	82,385
State Street Bank & Trust Co.	NOK	9,118	USD	1,034	9/20/19	33,049
State Street Bank & Trust Co.	ZAR	13,453	USD	931	9/18/19	45,596
State Street Bank & Trust Co.	PLN	7,248	USD	1,897	10/11/19	75,314
State Street Bank & Trust Co.	CZK	3,556	USD	156	10/11/19	5,676
State Street Bank & Trust Co.	SEK	5,817	USD	619	9/13/19	26,080
State Street Bank & Trust Co.	TRY	3,961	USD	682	9/12/19	4,350
State Street Bank & Trust Co.	ILS	1,739	USD	492	10/16/19	(1,438)
State Street Bank & Trust Co.	PLN	1,288	USD	336	9/13/19	12,518
State Street Bank & Trust Co.	GBP	1,073	USD	1,315	10/18/19	7,906
State Street Bank & Trust Co.	NZD	2,937	USD	1,915	9/09/19	63,487
State Street Bank & Trust Co.	AUD	2,621	USD	1,799	9/05/19	33,994
State Street Bank & Trust Co.	CAD	2,222	USD	1,683	9/19/19	13,149
State Street Bank & Trust Co.	CHF	1,066	USD	1,077	9/12/19	(1,541)
State Street Bank & Trust Co.	ILS	577	USD	164	10/16/19	16
State Street Bank & Trust Co.	EUR	3,240	USD	3,644	10/10/19	72,356
State Street Bank & Trust Co.	AUD	775	USD	541	9/13/19	18,558
State Street Bank & Trust Co.	SGD	482	USD	348	10/31/19	727
State Street Bank & Trust Co.	CHF	2,239	USD	2,291	9/12/19	27,868
State Street Bank & Trust Co.	CAD	424	USD	319	9/19/19	(28)
State Street Bank & Trust Co.	EUR	776	USD	884	9/13/19	30,149
State Street Bank & Trust Co.	CAD	372	USD	284	9/13/19	4,541
State Street Bank & Trust Co.	GBP	541	USD	695	9/13/19	36,092
State Street Bank & Trust Co.	CAD	197	USD	147	9/13/19	(519)
State Street Bank & Trust Co.	CAD	367	USD	277	12/16/19	1,294

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	GBP	179	USD	218	12/16/19	$(783)
State Street Bank & Trust Co.	EUR	76	USD	86	12/16/19	1,741
State Street Bank & Trust Co.	GBP	83	USD	101	12/16/19	333
State Street Bank & Trust Co.	CHF	20	USD	20	9/13/19	98
State Street Bank & Trust Co.	USD	16	GBP	13	9/13/19	(367)
State Street Bank & Trust Co.	USD	20	CHF	20	9/13/19	(26)
State Street Bank & Trust Co.	USD	18	CAD	24	12/16/19	(26)
State Street Bank & Trust Co.	USD	2,313	NOK	20,136	9/20/19	(102,264)
State Street Bank & Trust Co.	USD	810	EUR	717	9/13/19	(21,532)
State Street Bank & Trust Co.	USD	2,252	EUR	2,016	10/10/19	(29,353)
State Street Bank & Trust Co.	EUR	116	PLN	496	10/11/19	(2,796)
State Street Bank & Trust Co.	USD	341	PLN	1,289	9/13/19	(17,235)
State Street Bank & Trust Co.	USD	1,816	AUD	2,600	9/05/19	(65,604)
State Street Bank & Trust Co.	EUR	193	CHF	213	9/12/19	2,698
State Street Bank & Trust Co.	USD	212	EUR	193	9/12/19	405
State Street Bank & Trust Co.	USD	1,919	CHF	1,882	9/12/19	(15,333)
State Street Bank & Trust Co.	USD	1,672	PLN	6,441	10/11/19	(53,077)
State Street Bank & Trust Co.	USD	1,724	NZD	2,613	9/09/19	(77,215)
State Street Bank & Trust Co.	USD	1,077	CAD	1,417	9/19/19	(12,704)
State Street Bank & Trust Co.	USD	315	EUR	279	12/16/19	(6,173)
State Street Bank & Trust Co.	EUR	299	SEK	3,162	9/20/19	(6,851)
State Street Bank & Trust Co.	USD	456	ZAR	6,552	9/18/19	(24,549)
State Street Bank & Trust Co.	USD	301	AUD	434	9/13/19	(8,555)
State Street Bank & Trust Co.	USD	545	CZK	12,644	9/13/19	(9,293)
State Street Bank & Trust Co.	USD	425	CAD	569	9/13/19	2,815
State Street Bank & Trust Co.	USD	1,024	TRY	5,835	9/12/19	(26,819)
State Street Bank & Trust Co.	USD	2,278	SEK	21,215	9/20/19	(114,355)
State Street Bank & Trust Co.	USD	1,289	ILS	4,488	10/16/19	(15,762)
State Street Bank & Trust Co.	USD	78	MXN	1,564	10/25/19	(418)
State Street Bank & Trust Co.	USD	648	CNY	4,607	10/24/19	(3,575)
State Street Bank & Trust Co.	SEK	2,497	EUR	231	9/20/19	(129)
State Street Bank & Trust Co.	USD	277	SEK	2,623	9/13/19	(9,776)
State Street Bank & Trust Co.	SEK	3,052	EUR	285	9/20/19	1,731
State Street Bank & Trust Co.	USD	214	ZAR	3,272	9/18/19	955
State Street Bank & Trust Co.	USD	431	CZK	10,072	10/11/19	(4,416)
State Street Bank & Trust Co.	USD	219	THB	6,920	9/13/19	7,174
State Street Bank & Trust Co.	USD	156	JPY	16,834	9/13/19	2,651
State Street Bank & Trust Co.	USD	1,065	JPY	114,583	9/12/19	14,243
State Street Bank & Trust Co.	USD	574	JPY	60,814	9/12/19	(978)
State Street Bank & Trust Co.	USD	940	JPY	99,616	9/13/19	(1,595)
UBS AG	TWD	10,885	USD	348	9/11/19	(187)
UBS AG	BRL	8,559	USD	2,176	9/04/19	108,627
UBS AG	SGD	443	USD	319	10/31/19	(163)
UBS AG	USD	2,158	BRL	8,559	9/04/19	(90,651)
UBS AG	USD	690	TWD	21,311	9/11/19	(9,034)
UBS AG	USD	322	TWD	10,105	9/11/19	1,257
UBS AG	USD	421	INR	30,235	10/24/19	(2,468)
UBS AG	USD	726	KRW	880,600	10/30/19	2,926

						$398,003

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
BRL vs. USD/ Natwest Markets PLC(k)	BRL	4.200	09/2019	5,355,000	BRL	5,355	$6,286	$(8,258)
INR vs. USD/ JPMorgan Chase Bank, NA(k)	INR	72.500	09/2019	154,352,500	INR	154,353	7,696	(1,800)
MXN vs. USD/ JPMorgan Chase Bank, NA(k)	MXN	20.150	09/2019	32,179,550	MXN	32,180	7,634	(5,856)
RUB vs. USD/ Natwest Markets PLC(k)	RUB	68.330	12/2019	88,617,525	RUB	88,618	15,966	(26,155)
TRY vs. USD/ JPMorgan Chase Bank, NA(k)	TRY	8.000	10/2019	1,760,000	TRY	1,760	6,556	(54)
TRY vs. USD/ Natwest Markets PLC(k)	TRY	8.200	11/2019	8,806,800	TRY	8,807	28,364	(803)

							$72,502	$(42,926)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxxx Australia Series 31, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.64%	USD	1,200	$(22,495)	$(12,377)	$(10,118)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.40	USD	2,465	189,532	144,829	44,703

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00%	Quarterly	0.36%	USD	15,360	$300,882	$174,229	$126,653
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00	Quarterly	0.54	USD	280	6,473	4,523	1,950
iTraxxx Europe Series 27, 5 Year Index, 6/20/22*	1.00	Quarterly	0.23	EUR	6,710	176,904	100,969	75,935
iTraxxx Europe Series 29, 5 Year Index, 6/20/23*	1.00	Quarterly	0.36	EUR	240	7,030	4,836	2,194

						$658,326	$417,009	$241,317

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,350	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi- Annual	$97,270	$—	$97,270
USD	1,800	5/24/21	2.288%	3 Month LIBOR	Semi- Annual/ Quarterly	(32,774)	—	(32,774)
USD	2,220	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	151,747	—	151,747
CAD	1,960	5/22/24	3 Month CDOR	1.980%	Semi- Annual/ Semi- Annual	30,670	1	30,669
USD	740	5/24/24	2.200%	3 Month LIBOR	Semi- Annual/ Quarterly	(33,956)	—	(33,956)

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
SEK	1,320	4/17/29	0.926%	3 Month STIBOR	Annual/Quarterly	$(10,875)	$(10,480)	$(395)
SEK	1,320	4/17/29	3 Month STIBOR	0.926%	Quarterly/ Annual	10,917	—	10,917
CHF	440	4/17/29	6 Month LIBOR	0.098%	Semi- Annual/ Annual	33,495	—	33,495
CHF	180	5/07/29	6 Month LIBOR	0.088%	Semi- Annual/ Annual	13,455	—	13,455
NZD	1,340	7/03/29	3 Month BKBM	1.792%	Quarterly/Semi-Annual	46,038	—	46,038
CHF	360	7/03/29	6 Month LIBOR	(0.235)%	Semi- Annual/ Annual	563	4	559
SEK	6,840	7/30/29	3 Month STIBOR	0.460%	Quarterly/Annual	22,381	—	22,381
NZD	1,760	7/30/29	3 Month BKBM	1.681%	Quarterly/Semi-Annual	48,514	—	48,514
SEK	1,530	7/30/29	0.460%	3 Month STIBOR	Annual/Quarterly	(5,005)	(4,967)	(38)
NOK	4,390	8/05/29	6 Month NIBOR	1.765%	Semi- Annual/ Annual	10,333	—	10,333
	SEK 11,650	8/13/29	3 Month STIBOR	0.286%	Quarterly/Annual	16,921	—	16,921
	NOK 8,320	9/02/29	6 Month NIBOR	1.510%	Semi- Annual/ Annual	(1,553)	—	(1,553)
CHF	280	9/02/29	6 Month LIBOR	(0.605)%	Semi- Annual/ Annual	(46)	—	(46)
NZD	240	9/02/29	3 Month BKBM	1.185%	Quarterly/Semi-Annual	(416)	—	(416)
USD	1,010	9/10/48	2.980%	3 Month LIBOR	Semi- Annual/ Quarterly	(357,589)	—	(357,589)

						$40,090	$(15,442)	$55,532

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.07%	USD	300	$(290)	$(5,712)	$5,422
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	370	(357)	(15,229)	14,872
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	53	(51)	(502)	451
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	111	(107)	(633)	526
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	56	(54)	(404)	350
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	55	(54)	(335)	281
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.07	USD	6	(6)	(112)	106

						$(919)	$(22,927)	$22,008

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD 22,200	7/18/22	1.937%	CPI#	Maturity	$(141,816)
Goldman Sachs International	1,230	1/18/23	2.206%	CPI#	Maturity	(29,742)

						$(171,558)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
CGABROE7	3 Month LIBOR Plus 0.20%	Quarterly	USD	292	5/15/20	$4,282
CGABROE7	3 Month LIBOR Plus 0.20%	Quarterly	USD	709	5/15/20	(17,481)
Goldman Sachs & Co.
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	24	1/05/21	12
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	32	1/05/21	(1,874)
Goldman Sachs International
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	293	1/05/21	(38,164)

Pay Total Return on Reference Obligation
Barclays Bank PLC
Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD	3 Month LIBOR Minus 0.001%	Quarterly	USD	1,424	4/15/20	(40,412)
Goldman Sachs & Co.
BB&T Corp.	LIBOR Minus 0.28%	Annual	USD	115	1/05/21	3,865
Global Payments, Inc.	LIBOR Minus 0.29%	Annual	USD	9	1/05/21	(965)
Global Payments, Inc.	LIBOR Minus 0.28%	Annual	USD	212	1/05/21	(17,773)
Global Payments, Inc.	LIBOR Minus 0.29%	Annual	USD	212	1/05/21	(18,146)
Goldman Sachs International
BB&T Corp.	LIBOR Plus 0.35%	Monthly	USD	179	1/05/21	9,822
BB&T Corp.	LIBOR Minus 0.30%	Monthly	USD	89	1/05/21	5,963
Centene Corp.	LIBOR Minus 0.29%	Annual	USD	81	1/05/21	12,738
Centene Corp.	LIBOR Minus 0.29%	Annual	USD	57	1/05/21	9,241
Centene Corp.	LIBOR Minus 0.30%	Monthly	USD	60	1/05/21	5,332
Centene Corp.	LIBOR Minus 0.29%	Monthly	USD	24	1/05/21	3,316
JPMorgan Chase Bank, NA
Callon Petroleum Co.	LIBOR Minus 0.29%	Annual	USD	121	8/14/20	39,200
Callon Petroleum Co.	LIBOR Minus 0.29%	Annual	USD	35	8/14/20	11,078

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Callon Petroleum Co.	LIBOR Minus 0.30%	Annual	USD	27	8/14/20	$10,223
Callon Petroleum Co.	LIBOR Minus 0.28%	Annual	USD	61	8/14/20	10,222
Callon Petroleum Co.	LIBOR Minus 0.28%	Annual	USD	9	8/14/20	2,775
Callon Petroleum Co.	LIBOR Minus 0.30%	Annual	USD	65	8/14/20	903
CBS Corp.	LIBOR Plus 0.40%	Annual	USD	169	8/14/20	7,343
CBS Corp.	LIBOR Minus 0.31%	Annual	USD	92	8/14/20	4,920
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	52	8/14/20	365
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	43	8/14/20	(107)
CBS Corp.	LIBOR Minus 0.30%	Annual	USD	25	8/14/20	(214)
Natura Cosmeticos SA	LIBOR Minus 6.00%	Annual	USD	19	8/14/20	(1,642)
Natura Cosmeticos SA	LIBOR Minus 5.00%	Annual	USD	43	8/14/20	(2,539)
Natura Cosmeticos SA	LIBOR Minus 6.50%	Annual	USD	70	8/14/20	(2,905)
Natura Cosmeticos SA	LIBOR Minus 5.25%	Annual	USD	49	8/14/20	(3,631)
Natura Cosmeticos SA	LIBOR Plus 0.40%	Annual	USD	56	8/14/20	(3,666)
Natura Cosmeticos SA	LIBOR Minus 6.50%	Annual	USD	120	8/14/20	(7,054)
New Media Investment Group, Inc.	LIBOR Plus 0.40%	Annual	USD	5	8/14/20	(389)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	8	8/14/20	(553)
New Media Investment Group, Inc.	LIBOR Minus 0.86%	Annual	USD	23	8/14/20	(1,500)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	10	8/14/20	(1,832)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	18	8/14/20	(2,924)
New Media Investment Group, Inc.	LIBOR Minus 0.30%	Annual	USD	41	8/14/20	(3,368)
New Media Investment Group, Inc.	LIBOR Plus 0.40%	Annual	USD	48	8/14/20	(6,478)
People’s United Financial, Inc.	LIBOR Minus 0.30%	Annual	USD	117	8/14/20	16,460
People’s United Financial, Inc.	LIBOR Minus 0.28%	Annual	USD	15	8/14/20	1,772
People’s United Financial, Inc.	LIBOR Plus 0.40%	Annual	USD	2	8/14/20	179

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
PPL.CT	BA Minus 47.50%	Annual	CAD	85	8/14/20	$126
PPL.CT	BA Plus 162.50%	Annual	CAD	7	8/14/20	(30)
PPL.CT	BA Plus 162.50%	Annual	CAD	40	8/14/20	(174)
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	137	8/14/20	9,877
WesBanco, Inc.	LIBOR Minus 0.30%	Annual	USD	56	8/14/20	1,734
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	25	8/14/20	(22)
WesBanco, Inc.	LIBOR Plus 0.40%	Annual	USD	41	8/14/20	(79)
Morgan Stanley Capital Services LLC
AbbVie, Inc.	LIBOR Minus 2.37%	Annual	USD	21	1/27/21	1,724
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	33	1/27/21	1,055
AbbVie, Inc.	LIBOR Minus 2.40%	Annual	USD	17	1/27/21	336
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	63	1/27/21	46
Bristol-Myers Squibb Co.	LIBOR Minus 0.25%	Annual	USD	152	1/27/21	5,709
Bristol-Myers Squibb Co.	LIBOR Minus 0.29%	Annual	USD	46	1/27/21	(1,235)
Eldorado Resorts, Inc.	LIBOR Plus 0.30%	Annual	USD	117	1/27/21	23,288
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	3	1/27/21	(474)
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	4	1/27/21	(727)
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	10	1/27/21	(1,235)
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	7	1/27/21	(1,324)
Fidelity National Financial, Inc.	LIBOR Minus 0.30%	Monthly	USD	26	1/27/21	(4,663)
Fidelity National Financial, Inc.	LIBOR Minus 0.29%	Annual	USD	47	1/27/21	(6,419)
Hillenbrand, Inc.	LIBOR Plus 0.30%	Annual	USD	51	1/27/21	13,341
Hillenbrand, Inc.	LIBOR Minus 2.37%	Annual	USD	33	1/27/21	10,852
II-VI, Inc.	LIBOR Minus 0.29%	Annual	USD	39	1/27/21	2,181
II-VI, Inc.	LIBOR Minus 0.29%	Annual	USD	9	1/27/21	1,083

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	30	1/27/21	$1,082
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	8	1/27/21	338
II-VI, Inc.	LIBOR Minus 2.37%	Annual	USD	3	1/27/21	(394)
II-VI, Inc.	LIBOR Plus 0.30%	Annual	USD	47	1/27/21	(3,924)
Keane Group, Inc.	LIBOR Minus 2.36%	Annual	USD	176	1/27/21	75,831
MSABHOWN	3 Month LIBOR Plus 0.35%	Quarterly	USD	413	8/17/20	(4,102)
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	71	1/27/21	19,754
Nanometrics, Inc.	LIBOR Minus 2.36%	Annual	USD	46	1/27/21	11,950
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	16	1/27/21	4,574
Nanometrics, Inc.	LIBOR Plus 0.30%	Annual	USD	5	1/27/21	1,270
Oritani Financial Corp.	LIBOR Minus 2.36%	Annual	USD	128	1/27/21	3,425
Oritani Financial Corp.	LIBOR Plus 0.30%	Annual	USD	19	1/27/21	458
Oritani Financial Corp.	LIBOR Minus 0.29%	Annual	USD	61	1/27/21	208
Prosperity Bancshares, Inc.	LIBOR Minus 2.36%	Annual	USD	279	1/27/21	(4,250)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	8	1/27/21	(450)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	107	1/27/21	(10,653)
T-Mobile US, Inc.	LIBOR Minus 0.25%	Annual	USD	174	1/27/21	(19,869)

						$116,612

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Euro STOXX 50 Price EUR Index 11/15/19*	20.20%	Maturity	EUR	176	$(23,572)	$—	$(23,572)
Citibank, NA
Nikkei 225 Index 11/8/19*	20.95	Maturity	JPY	11,941	(21,393)	—	(21,393)
Goldman Sachs International
Euro STOXX 50 Price EUR Index 10/18/19*	16.15	Maturity	EUR	141	3,781	—	3,781

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
FTSE 100 Index 10/18/19*	13.88%	Maturity	GBP	84	$26,374		$—		$26,374

Sale Contracts
Bank of America, NA
Euro STOXX 50 Price EUR Index 10/18/19*	18.80	Maturity	EUR	163	38,477		—		38,477
Citibank, NA
Russell 2000 Index 9/20/19*	24.50	Maturity	USD	60	16,469		—		16,469
JPMorgan Chase Bank, NA
Euro STOXX 50 Price EUR Index 9/20/19*	21.80	Maturity	EUR	78	(8,652)		—		(8,652)
Nikkei 225 Index 9/13/19*	21.50	Maturity	JPY	13,810	63,809		—		63,809
Russell 2000 Index 9/20/19*	23.95	Maturity	USD	81	12,936		—		12,936

					$108,229	$	– 0	–	$108,229

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate market value of these securities amounted to $20,607,338 or 11.6% of net assets.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2019.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of August 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A
4.241%, 3/27/24	3/21/19	$159,931	$159,740	0.09%

(j)	The rate shown represents the 7-day yield as of period end.

(k)	One contract relates to 1 share.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

BA – Banker’s Acceptance Rate

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

58 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $114,351,646)	$122,980,169	(a)
Affiliated issuers (cost $54,539,928—including investment of cash collateral for securities loaned of $828,082)	52,615,937
Cash	393,596
Cash collateral due from broker	2,994,957
Foreign currencies, at value (cost $1,939,836)	1,934,239
Unrealized appreciation on forward currency exchange contracts	1,977,998
Receivable for investment securities sold and foreign currency transactions	753,670
Unaffiliated interest and dividends receivable	424,854
Unrealized appreciation on total return swaps	350,253
Unrealized appreciation on variance swaps	161,846
Affiliated dividends receivable	124,861
Receivable for shares of beneficial interest sold	22,796
Other assets	11,209

Total assets	184,746,385

Liabilities
Options written, at value (premiums received $72,502)	42,926
Payable for investment securities purchased and foreign currency transactions	3,678,101
Unrealized depreciation on forward currency exchange contracts	1,579,995
Payable for collateral received on securities loaned	828,082
Unrealized depreciation on total return swaps	233,641
Unrealized depreciation on inflation swaps	171,558
Payable for shares of beneficial interest redeemed	93,906
Payable for terminated total return swaps	81,183
Advisory fee payable	60,532
Payable for variation margin on centrally cleared swaps	58,446
Unrealized depreciation on variance swaps	53,617
Distribution fee payable	47,397
Payable for variation margin on futures	13,172
Transfer Agent fee payable	5,885
Trustees’ fees payable	5,683
Market value on credit default swaps (net premiums received $22,927)	919
Accrued expenses and other liabilities	170,843

Total liabilities	7,125,886

Net Assets	$177,620,499

Composition of Net Assets
Shares of beneficial interest, at par	$141
Additional paid-in capital	166,516,162
Distributable earnings	11,104,196

	$177,620,499

(a)	Includes securities on loan with a value of $2,417,431 (see Note E).

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 59

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$145,002,505	11,529,030	$12.58	*

B	$696,005	54,366	$12.80

C	$14,989,154	1,198,171	$12.51

Advisor	$6,464,048	511,318	$12.64

R	$4,604,070	366,145	$12.57

K	$5,831,755	464,688	$12.55

I	$32,962	2,579	$12.78

*	The maximum offering price per share for Class A shares was $13.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

60 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $64,034)	$1,311,579
Affiliated issuers	1,965,689
Interest (net of foreign taxes withheld of $1,436)	1,084,325
Securities lending income	17,905
Other income	110	$4,379,608

Expenses
Advisory fee (see Note B)	1,012,420
Distribution fee—Class A	369,495
Distribution fee—Class B	8,456
Distribution fee—Class C	180,771
Distribution fee—Class R	21,463
Distribution fee—Class K	15,606
Transfer agency—Class A	152,699
Transfer agency—Class B	1,057
Transfer agency—Class C	19,296
Transfer agency—Advisor Class	7,034
Transfer agency—Class R	10,995
Transfer agency—Class K	12,485
Transfer agency—Class I	18
Custodian	229,303
Registration fees	101,317
Audit and tax	94,578
Legal	53,793
Printing	48,003
Trustees’ fees	23,074
Miscellaneous	44,159

Total expenses	2,406,022
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(319,534)

Net expenses		2,086,488

Net investment income		2,293,120

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 61

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(2,364,414)
Investment transactions(a)	4,269,584
Forward currency exchange contracts	715,584
Futures	925,837
Options written	(365,987)
Swaps	261,569
Foreign currency transactions	368,600
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(229,039)
Investments(b)	321,591
Forward currency exchange contracts	21,909
Futures	1,194,663
Options written	(14,197)
Swaps	(107,683)
Foreign currency denominated assets and liabilities	(34,354)

Net gain on investment and foreign currency transactions	4,963,663

Contributions from Affiliates (see Note B)	345

Net Increase in Net Assets from Operations	$7,257,128

(a)	Net of foreign capital gains taxes of $849.

(b)	Net of increase in accrued foreign capital gains taxes of $763.

See notes to financial statements.

62 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2019	Year Ended August 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,293,120	$2,782,199
Net realized gain (loss) on investment transactions	3,810,773	(1,265,904)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,152,890	3,117,869
Contributions from Affiliates (see Note B)	345	– 0	–

Net increase in net assets from operations	7,257,128	4,634,164
Distributions to Shareholders*
Class A	(1,166,247)	(9,850,368)
Class B	– 0	–	(56,946)
Class C	– 0	–	(1,498,377)
Advisor Class	(74,105)	(525,912)
Class R	(15,968)	(213,832)
Class K	(44,322)	(384,932)
Class I	(105)	(1,841)
Return of capital
Class A	– 0	–	(2,552,102)
Class B	– 0	–	(13,216)
Class C	– 0	–	(350,112)
Advisor Class	– 0	–	(137,962)
Class R	– 0	–	(53,905)
Class K	– 0	–	(99,145)
Class I	– 0	–	(452)
Transactions in Shares of Beneficial Interest
Net decrease	(31,348,509)	(24,160,136)

Total decrease	(25,392,128)	(35,265,074)
Net Assets
Beginning of period	203,012,627	238,277,701

End of period	$177,620,499	$203,012,627

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Therefore, Class B shares were issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. During November, 2019, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. All sales of Class B shares will cease on the conversion date. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end

64 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 65

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

66 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 67

NOTES TO FINANCIAL STATEMENTS (continued)

transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

68 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$13,469,057		$1,508,621		$	– 0	–	$14,977,678
Financials	7,284,333		3,471,236			– 0	–	10,755,569
Health Care	9,039,903		1,484,297			– 0	–	10,524,200
Consumer Discretionary	7,290,800		2,002,727			– 0	–	9,293,527
Industrials	4,458,062		2,629,075			– 0	–	7,087,137
Communication Services	4,703,930		2,055,842			– 0	–	6,759,772
Consumer Staples	2,417,188		1,824,502			– 0	–	4,241,690
Energy	1,648,143		879,522			– 0	–	2,527,665
Materials	1,485,774		839,402			– 0	–	2,325,176
Utilities	707,446		644,324			– 0	–	1,351,770
Real Estate	682,819		662,326			– 0	–	1,345,145
Investment Companies	44,171,508		– 0	–		– 0	–	44,171,508
Governments – Treasuries	– 0	–	15,606,951			– 0	–	15,606,951
Corporates – Investment Grade	– 0	–	10,780,371			– 0	–	10,780,371
Mortgage Pass-Throughs	– 0	–	5,385,096			– 0	–	5,385,096
Inflation-Linked Securities	– 0	–	5,281,130			– 0	–	5,281,130
Covered Bonds	– 0	–	2,506,493			– 0	–	2,506,493
Collateralized Loan Obligations	– 0	–	– 0	–		1,986,962		1,986,962
Commercial Mortgage-Backed Securities	– 0	–	1,500,163			165,722		1,665,885
Collateralized Mortgage Obligations	– 0	–	1,380,879			31,125		1,412,004
Asset-Backed Securities	– 0	–	522,640			361,206		883,846
Governments – Sovereign Bonds	– 0	–	791,050			– 0	–	791,050
Supranationals	– 0	–	314,538			– 0	–	314,538
Local Governments – Regional Bonds	– 0	–	311,286			– 0	–	311,286
Local Governments – US Municipal Bonds	– 0	–	275,256			– 0	–	275,256
Quasi-Sovereigns	– 0	–	271,185			– 0	–	271,185
Options Purchased – Puts	– 0	–	34,512			– 0	–	34,512
Short-Term Investments:
Investment Companies	10,963,532		– 0	–		– 0	–	10,963,532
U.S. Treasury Bills	– 0	–	937,090			– 0	–	937,090
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	828,082		– 0	–		– 0	–	828,082

Total Investments in Securities	109,150,577		63,900,514			2,545,015		175,596,106
Other Financial Instruments(a):
Assets:
Futures	477,396		75,644			– 0	–	553,040	(b)
Forward Currency Exchange Contracts	– 0	–	1,977,998			– 0	–	1,977,998
Centrally Cleared Credit Default Swaps	– 0	–	680,821			– 0	–	680,821	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	482,304			– 0	–	482,304	(b)
Total Return Swaps	– 0	–	350,253			– 0	–	350,253
Variance Swaps	– 0	–	161,846			– 0	–	161,846

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 69

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Liabilities:
Futures	$(563,616)		$(19,403)	$	– 0	–	$(583,019	)(b)
Forward Currency Exchange Contracts	– 0	–	(1,579,995)		– 0	–	(1,579,995)
Currency Options Written	– 0	–	(42,926)		– 0	–	(42,926)
Centrally Cleared Credit Default Swaps	– 0	–	(22,495)		– 0	–	(22,495	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(442,214)		– 0	–	(442,214	)(b)
Credit Default Swaps	– 0	–	(919)		– 0	–	(919)
Inflation (CPI) Swaps	– 0	–	(171,558)		– 0	–	(171,558)
Total Return Swaps	– 0	–	(233,641)		– 0	–	(233,641)
Variance Swaps	– 0	–	(53,617)		– 0	–	(53,617)

Total	$109,064,357		$65,062,612		$2,545,015		$176,671,984

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Loan Obligations		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/18	$749,998		$9,382		$30,393
Accrued discounts/(premiums)	381		(3)		133
Realized gain (loss)	– 0	–	65		– 0	–
Change in unrealized appreciation/depreciation	(9,823)		5,379		599
Purchases/Payups	996,406		160,281		– 0	–
Sales/Paydowns	– 0	–	(9,382)		– 0	–
Transfers in to Level 3	250,000		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/19	$1,986,962		$165,722		$31,125

Net change in unrealized appreciation/depreciation from investments held as of 8/31/19(a)	$(9,823)		$5,444		$599

70 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Asset-Backed Securities		Total
Balance as of 8/31/18	$388,628		$1,178,401
Accrued discounts/(premiums)	28		539
Realized gain (loss)	39		104
Change in unrealized appreciation/depreciation	9,177		5,332
Purchases/Payups	– 0	–	1,156,687
Sales/Paydowns	(36,666)		(46,048)
Transfers in to Level 3	– 0	–	250,000	(b)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/19	$361,206		$2,545,015

Net change in unrealized appreciation/depreciation from investments held as of 8/31/19(a)	$9,177		$5,397

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of August 31, 2019, all Level 3 securities were priced by third party vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 71

NOTES TO FINANCIAL STATEMENTS (continued)

invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

72 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $66,890 for the year ended August 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,098 from the sale of Class A shares and received $179, $560 and $257 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2019, such waiver amounted to $8,950.

In connection with the Fund’s investments in AB All Market Alternative Return Portfolio (“AMAR”), the Adviser has contractually agreed to waive its fees and/or reimburse expenses payable by the Fund in an amount equal to the benefit to the Adviser of reduced waivers and/or reimbursements under the expense limitation undertaking in place for the AMAR as a result of the investment of Fund assets in AMAR. In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2019. For the year ended August 31, 2019, such waivers and/or reimbursements amounted to $310,279.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 73

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2019 is as follows:

													Distributions
Fund	Market Value 8/31/18 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/19 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$1,824	$78,665		$69,525	$	– 0	–	$	– 0	–	$10,964		$205		$	– 0	–
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio	16,364	– 0	–	15,797		(2,087)			1,520		– 0	–	– 0	–		– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	20,431	6,132		2,088		24			(1,876)		22,623		455			– 0	–
AB High Income Fund, Inc.	20,301	1,287		3,213		(301)			127		18,201		1,285			– 0	–
Government Money Market Portfolio*	385	35,881		35,438		– 0	–		– 0	–	828		21			– 0	–

Total						$(2,364)			$(229)		$52,616		$1,966		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2019, the Adviser reimbursed the Fund $345 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore

74 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 75

NOTES TO FINANCIAL STATEMENTS (continued)

expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares. The fees are accrued daily and paid monthly.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$129,829,860	$160,595,492
U.S. government securities	44,620,772	50,775,574

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$169,371,279

Gross unrealized appreciation	$15,519,741
Gross unrealized depreciation	(8,969,996)

Net unrealized appreciation	$6,549,745

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may

76 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 77

NOTES TO FINANCIAL STATEMENTS (continued)

contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised,

78 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2019, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 79

NOTES TO FINANCIAL STATEMENTS (continued)

statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

80 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 81

NOTES TO FINANCIAL STATEMENTS (continued)

buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To

82 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2019, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 83

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$464,843	*	Receivable/Payable for variation margin on futures	$303,576	*

Equity contracts	Receivable/Payable for variation margin on futures	88,197	*	Receivable/Payable for variation margin on futures	279,443	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	251,435	*	Receivable/Payable for variation margin on centrally cleared swaps	10,118	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	482,299	*	Receivable/Payable for variation margin on centrally cleared swaps	426,767	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,977,998		Unrealized depreciation on forward currency exchange contracts	1,579,995

Foreign exchange contracts	Investments in securities, at value	34,512

Foreign exchange contracts				Options written, at value	42,926

Interest rate contracts				Unrealized depreciation on inflation swaps	171,558

Credit contracts				Market value on credit default swaps	919

Interest rate contracts				Unrealized depreciation on total return swaps	40,412

Equity contracts	Unrealized appreciation on total return swaps	350,253		Unrealized depreciation on total return swaps	193,229

Equity contracts	Unrealized appreciation on variance swaps	161,846		Unrealized depreciation on variance swaps	53,617

Total		$3,811,383			$3,102,560

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

84 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,584,886	$231,895

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,659,049)	962,768

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	715,584	21,909

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(130,676)	29,644

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	25,166	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	174,462	20,463

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(540,449)	(34,660)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	576,495	(769,501)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 85

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(17,537)	$249,698

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(297,389)	412,120

Total		$1,431,493	$1,124,336

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2019:

Futures:
Average notional amount of buy contracts	$65,181,511
Average notional amount of sale contracts	$39,404,534
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$44,881,402
Average principal amount of sale contracts	$75,515,860
Purchased Options:
Average notional amount	$6,715,545
Options Written:
Average notional amount	$11,337,140
Inflation Swaps:
Average notional amount	$30,705,385
Centrally Cleared Interest Rate Swaps:
Average notional amount	$18,841,558
Credit Default Swaps:
Average notional amount of sale contracts	$1,471,154
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,906,954
Average notional amount of sale contracts	$24,932,595
Total Return Swaps:
Average notional amount	$15,018,033
Variance Swaps:
Average notional amount	$955,251	(a)

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

86 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$1,993	$	– 0	–	$	– 0	–	$	– 0	–	$1,993
Bank of America, NA	61,151	(61,151)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	58,281	(58,281)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	99,083	(99,083)	– 0	–	– 0	–	– 0	–
Citibank, NA	433,250	(119,854)	– 0	–	– 0	–	313,396
Credit Suisse International	66,678	(42,260)	– 0	–	– 0	–	24,418
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	98,877	(98,877)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	3,958	(3,958)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	263,380	(109,724)	– 0	–	– 0	–	153,656
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	184,769	(175,361)	– 0	–	– 0	–	9,408
Natwest Markets PLC	444,646	(82,021)	– 0	–	– 0	–	362,625
Standard Chartered Bank	3,891	(3,891)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	657,330	(657,330)	– 0	–	– 0	–	– 0	–
UBS AG	147,322	(102,503)	– 0	–	– 0	–	44,819

Total	$2,524,609	$(1,614,294)	$	– 0	–	$	– 0	–	$910,315	^

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 87

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$175,787	$(61,151)	$	– 0	–	$	– 0	–	$114,636
Barclays Bank PLC	233,060	(58,281)	– 0	–	– 0	–	174,779
BNP Paribas SA	130,869	(99,083)	– 0	–	– 0	–	31,786
Citibank, NA	119,854	(119,854)	– 0	–	– 0	–	– 0	–
Credit Suisse International	42,260	(42,260)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	408	– 0	–	– 0	–	– 0	–	408
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	149,180	(98,877)	– 0	–	– 0	–	50,303
HSBC Bank USA	29,084	(3,958)	– 0	–	– 0	–	25,126
JPMorgan Chase Bank, NA	109,724	(109,724)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	175,361	(175,361)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	82,021	(82,021)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	40,109	(3,891)	– 0	–	– 0	–	36,218
State Street Bank & Trust Co.	692,436	(657,330)	– 0	–	– 0	–	35,106
UBS AG	102,503	(102,503)	– 0	–	– 0	–	– 0	–

Total	$2,082,656	$(1,614,294)	$	– 0	–	$	– 0	–	$468,362	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.
^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

88 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$2,417,431	$828,082	$1,657,477	$17,905	$20,748	$305

*	As of August 31, 2019.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2019		Year Ended August 31, 2018	Year Ended August 31, 2019		Year Ended August 31, 2018

Class A
Shares sold	371,297		698,626	$4,432,106		$8,786,849

Shares issued in reinvestment of dividends	92,047		924,025	1,051,174		11,208,429

Shares converted from Class B	18,178		22,576	219,660		277,100

Shares converted from Class C	414,009		856,851	5,030,661		10,418,142

Shares redeemed	(2,592,566)		(2,935,476)	(31,086,593)		(36,171,038)

Net decrease	(1,697,035)		(433,398)	$(20,352,992)		$(5,480,518)

Class B
Shares sold	1,355		5,741	$16,600		$72,401

Shares issued in reinvestment of dividends	– 0	–	5,154	– 0	–	63,965

Shares converted to Class A	(17,816)		(22,220)	(219,660)		(277,100)

Shares redeemed	(13,754)		(20,082)	(168,707)		(252,278)

Net decrease	(30,215)		(31,407)	$(371,767)		$(393,012)

90 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2019		Year Ended August 31, 2018	Year Ended August 31, 2019		Year Ended August 31, 2018

Class C
Shares sold	72,805		96,338	$870,226		$1,181,595

Shares issued in reinvestment of dividends	– 0	–	134,905	– 0	–	1,635,037

Shares converted to Class A	(415,694)		(861,155)	(5,030,661)		(10,418,142)

Shares redeemed	(285,478)		(854,508)	(3,433,284)		(10,605,679)

Net decrease	(628,367)		(1,484,420)	$(7,593,719)		$(18,207,189)

Advisor Class
Shares sold	127,306		222,564	$1,537,369		$2,755,457

Shares issued in reinvestment of dividends	5,464		48,553	62,624		590,896

Shares redeemed	(340,465)		(273,175)	(4,092,985)		(3,396,486)

Net decrease	(207,695)		(2,058)	$(2,492,992)		$(50,133)

Class R
Shares sold	269,091		69,338	$3,218,239		$849,934

Shares issued in reinvestment of dividends	1,395		22,000	15,968		267,737

Shares redeemed	(225,449)		(89,933)	(2,702,888)		(1,098,935)

Net increase	45,037		1,405	$531,319		$18,736

Class K
Shares sold	30,856		117,076	$373,932		$1,413,580

Shares issued in reinvestment of dividends	3,888		39,973	44,322		484,073

Shares redeemed	(126,164)		(157,286)	(1,508,435)		(1,921,336)

Net decrease	(91,420)		(237)	$(1,090,181)		$(23,683)

Class I
Shares sold	1,768		967	$21,823		$12,013

Shares issued in reinvestment of dividends	0	(a)	186	0	(b)	2,294

Shares redeemed	– 0	–	(3,134)	– 0	–	(38,644)

Net increase (decrease)	1,768		(1,981)	$21,823		$(24,337)

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 91

NOTES TO FINANCIAL STATEMENTS (continued)

securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

92 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2019.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 93

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,300,747		$9,480,247
Net long-term capital gains	– 0	–	3,051,961

Total taxable distributions paid	1,300,747		12,532,208
Return of capital	– 0	–	3,206,894

Total distributions	$1,300,747		$15,739,102

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,057,475
Undistributed capital gains	547,441	(a)
Other losses	(14,426	)(b)
Unrealized appreciation/(depreciation)	6,513,706	(c)

Total accumulated earnings/(deficit)	$11,104,196

(a)	During the fiscal year, the Fund utilized $1,808,162 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2019, the cumulative deferred loss on straddles was $14,426.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser and prior year post audited financial statement adjustments resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for

94 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 95

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.14	$ 12.79	$ 12.38	$ 12.18	$ 12.43

Income From Investment Operations

Net investment income(a)(b)	.16	.17	.38	.27	.28

Net realized and unrealized gain (loss) on investment transactions	.37	.10	.34	.19	(.48)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53	.27	.72	.46	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.56)	(.31)	(.26)	(.05)

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.19)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.92)	(.31)	(.26)	(.05)

Net asset value, end of period	$ 12.58	$ 12.14	$ 12.79	$ 12.38	$ 12.18

Total Return

Total investment return based on net asset value(d)*	4.47%	2.14%	5.93%	3.86%	(1.59)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$145,002	$160,517	$174,667	$180,380	$189,751

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.05%	1.04%	1.01%	.94%	.92%

Expenses, before waivers/reimbursements(e)‡	1.23%	1.25%	1.09%	1.00%	.98%

Net investment income(b)	1.32%	1.36%	3.08%	2.20%	2.28%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%
See footnote summary on page 103.

96 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.35	$ 12.85	$ 12.23	$ 12.00	$ 12.29

Income From Investment Operations

Net investment income(a)(b)	.07	.08	.29	.21	.22

Net realized and unrealized gain (loss) on investment transactions	.38	.09	.33	.16	(.51)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.45	.17	.62	.37	(.29)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.37)	– 0	–	(.14)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.67)	– 0	–	(.14)	– 0	–

Net asset value, end of period	$ 12.80	$ 12.35	$ 12.85	$ 12.23	$ 12.00

Total Return

Total investment return based on net asset value(d)*	3.73%	1.32%	5.07%	3.11%	(2.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$696	$1,045	$1,490	$5,150	$18,706

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.82%	1.80%	1.76%	1.69%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.99%	2.01%	1.84%	1.75%	1.74%

Net investment income(b)	.58%	.60%	2.37%	1.77%	1.80%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 97

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.07	$ 12.58	$ 12.17	$ 12.00	$ 12.29

Income From Investment Operations

Net investment income(a)(b)	.07	.08	.29	.17	.19

Net realized and unrealized gain (loss) on investment transactions	.37	.09	.32	.19	(.48)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	.17	.61	.36	(.29)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)	(.20)	(.19)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.68)	(.20)	(.19)	– 0	–

Net asset value, end of period	$ 12.51	$ 12.07	$ 12.58	$ 12.17	$ 12.00

Total Return

Total investment return based on net asset value(d)*	3.73%	1.37%	5.12%	3.09%	(2.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,989	$22,039	$41,637	$73,686	$83,574

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.80%	1.77%	1.75%	1.69%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.98%	1.98%	1.82%	1.75%	1.74%

Net investment income(b)	.59%	.64%	2.41%	1.45%	1.54%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

98 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.20	$ 12.86	$ 12.45	$ 12.24	$ 12.48

Income From Investment Operations

Net investment income(a)(b)	.19	.20	.41	.32	.33

Net realized and unrealized gain (loss) on investment transactions	.37	.10	.33	.17	(.49)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	.30	.74	.49	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.59)	(.33)	(.28)	(.08)

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.20)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.96)	(.33)	(.28)	(.08)

Net asset value, end of period	$ 12.64	$ 12.20	$ 12.86	$ 12.45	$ 12.24

Total Return

Total investment return based on net asset value(d)*	4.81%	2.39%	6.15%	4.12%	(1.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,464	$8,772	$9,274	$12,277	$13,802

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80%	.79%	.75%	.69%	.67%

Expenses, before waivers/reimbursements(e)‡	.97%	1.00%	.83%	.75%	.73%

Net investment income(b)	1.58%	1.60%	3.26%	2.60%	2.66%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 99

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.13	$ 12.76	$ 12.36	$ 12.15	$ 12.42

Income From Investment Operations

Net investment income(a)(b)	.11	.12	.33	.25	.25

Net realized and unrealized gain (loss) on investment transactions	.38	.09	.32	.17	(.50)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.49	.21	.65	.42	(.25)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.50)	(.25)	(.21)	(.02)

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.84)	(.25)	(.21)	(.02)

Net asset value, end of period	$ 12.57	$ 12.13	$ 12.76	$ 12.36	$ 12.15

Total Return

Total investment return based on net asset value(d)*	4.06%	1.73%	5.42%	3.56%	(2.02)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,604	$3,896	$4,078	$4,532	$5,632

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.46%	1.45%	1.42%	1.34%	1.34%

Expenses, before waivers/reimbursements(e)‡	1.63%	1.66%	1.50%	1.40%	1.40%

Net investment income(b)	.89%	.94%	2.63%	2.03%	2.00%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

100 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.11	$ 12.75	$ 12.35	$ 12.15	$ 12.41

Income From Investment Operations

Net investment income(a)(b)	.15	.15	.37	.25	.27

Net realized and unrealized gain (loss) on investment transactions	.37	.11	.32	.20	(.49)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	.26	.69	.45	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.55)	(.29)	(.25)	(.04)

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.90)	(.29)	(.25)	(.04)

Net asset value, end of period	$ 12.55	$ 12.11	$ 12.75	$ 12.35	$ 12.15

Total Return

Total investment return based on net asset value(d)*	4.45%	2.07%	5.72%	3.82%	(1.73)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,832	$6,734	$7,096	$7,277	$8,204

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.15%	1.15%	1.11%	1.03%	1.01%

Expenses, before waivers/reimbursements(e)‡	1.32%	1.36%	1.19%	1.09%	1.07%

Net investment income(b)	1.24%	1.23%	2.96%	2.08%	2.19%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 101

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.34	$ 12.82	$ 12.42	$ 12.21	$ 12.46

Income From Investment Operations

Net investment income(a)(b)	.18	.25	.40	.29	.41

Net realized and unrealized gain (loss) on investment transactions	.39	.05	.34	.20	(.59)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57	.30	.74	.49	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.46)	(.34)	(.28)	(.07)

Distributions from net realized gain on investment transactions	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.78)	(.34)	(.28)	(.07)

Net asset value, end of period	$ 12.78	$ 12.34	$ 12.82	$ 12.42	$ 12.21

Total Return

Total investment return based on net asset value(d)*	4.72%	2.34%	6.09%	4.11%	(1.41)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33	$10	$36	$453	$454

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.86%	.73%	.78%	.72%	.70%

Expenses, before waivers/reimbursements(e)‡	1.02%	.94%	.86%	.77%	.76%

Net investment income(b)	1.46%	1.99%	3.25%	2.41%	3.32%

Portfolio turnover rate	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

102 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .17%, .21% and .08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 103

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Conservative Wealth Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Wealth Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

104 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 25, 2019

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 105

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2019. For individual shareholders, the Fund designates 52.47% of dividends paid as qualified dividend income. For corporate shareholders, 11.63% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 11.14% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

106 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the AB Conservative Wealth Strategy’s portfolio.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 107

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

108 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 109

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

110 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 111

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

112 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 113

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Alexander Barenboym 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 63	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

114 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 115

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

116 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to the Fund’s.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 117

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

118 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 119

NOTES

120 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 121

NOTES

122 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 123

NOTES

124 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0151-0819

AUG    08.31.19

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 14, 2019

This report provides management’s discussion of fund performance for AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2019.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2019 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	7.22%	7.22%

Class B Shares[1]	6.79%	6.35%

Class C Shares	6.75%	6.33%

Advisor Class Shares[2]	7.34%	7.48%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	3.68%	6.25%

MSCI ACWI (net)	2.73%	-0.28%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2019.

All share classes of the Fund outperformed the primary benchmark and the MSCI ACWI (net) for both periods, before sales charges. During both periods, overall asset allocation to equity and fixed-income assets, particularly exposure to high-income municipals and high-quality municipals, contributed to absolute performance. Security selection within fixed-income holdings, specifically high-quality municipals and US sovereigns, detracted. For the 12-month period, active currency management contributed. Security selection within global high yield detracted, as did overall allocation to developed equities. During the six-month period, security selection within preferred real estate investment trusts detracted. Active currency management was neutral over the six-month period.

2 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, credit default swaps, interest rate swaps and total return swaps, which contributed to absolute performance for both periods, while written options and inflation swaps detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose modestly during the 12-month period ended August 31, 2019; emerging-market and international stocks declined, as all markets experienced volatility amid trade tensions, slowing global growth and geopolitical unrest. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. At the end of 2018, US and global stocks declined, driven lower by concerns over rising interest rates, intensifying trade tensions between the US and China and slowing global growth. All markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings and optimism over the possibility of a trade truce between the US and China buoyed investor sentiment. Escalation of the trade war continued, however, and emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson initiated a period of increased market volatility. Slowing global growth, a weak outlook for the Chinese economy, and the prospect of a recession in Germany prompted the world’s central banks to implement monetary policy stimulus. The Fed announced a one-quarter percentage point rate cut in July.

Fixed-income markets rallied over the period. Globally, treasury securities were strong performers, with emerging-market sovereign debt outpacing developed-country government bonds. Developed-market treasury yield curves generally flattened across the board over the reporting period, with longer maturities falling further than shorter-term securities (bond yields move inversely to price). However, portions of the yield curves in the US, Germany and Japan inverted—typically thought to be a harbinger of recession. Investment-grade corporate returns were robust and outperformed the rally in high-yield bonds (due to lower risk and interest-rate sensitivity) and spreads remained near historical lows. Despite the European Central Bank formally ending its bond-buying program in January, the bank also turned more conciliatory, citing a continent-wide slowdown in economic growth, with market participants strongly anticipating further rate cuts and quantitative easing. The Bank of Canada grew dovish as well, while the Reserve Bank of Australia brought its cash rate to a record low. The Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 3

taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2019, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 5.27% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser will also acquire equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt

(continued on next page)

4 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged in the sense that its gross investment exposure substantially exceeds its net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to

6 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

8 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

www.abfunds.com. The performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2009 TO 8/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2009 to 8/31/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

10 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.22%	2.69%

5 Years	3.82%	2.92%

10 Years	5.32%	4.86%

CLASS B SHARES

1 Year	6.35%	2.35%

5 Years	3.01%	3.01%

10 Years[1]	4.69%	4.69%

CLASS C SHARES

1 Year	6.33%	5.33%

5 Years	3.02%	3.02%

10 Years	4.55%	4.55%

ADVISOR CLASS SHARES[2]

1 Year	7.48%	7.48%

5 Years	4.08%	4.08%

10 Years	5.61%	5.61%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.13%, 2.09% and 1.10% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2019. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.05%

5 Years	3.48%

10 Years	4.62%

CLASS B SHARES

1 Year	3.91%

5 Years	3.61%

10 Years[1]	4.46%

CLASS C SHARES

1 Year	6.81%

5 Years	3.60%

10 Years	4.32%

ADVISOR CLASS SHARES[2]

1 Year	8.92%

5 Years	4.64%

10 Years	5.37%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	1.86%

5 Years	2.05%

10 Years	3.82%

CLASS B SHARES

1 Year	2.00%

5 Years	2.42%

10 Years[1]	3.74%

CLASS C SHARES

1 Year	4.89%

5 Years	2.40%

10 Years	3.66%

ADVISOR CLASS SHARES[2]

1 Year	6.54%

5 Years	3.14%

10 Years	4.52%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	2.71%

5 Years	2.54%

10 Years	3.66%

CLASS B SHARES

1 Year	2.61%

5 Years	2.63%

10 Years[1]	3.49%

CLASS C SHARES

1 Year	4.34%

5 Years	2.64%

10 Years	3.39%

ADVISOR CLASS SHARES[2]

1 Year	5.61%

5 Years	3.44%

10 Years	4.29%

(footnotes continued on next page)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 13

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

14 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 15

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,072.20	$5.17	0.99%	$5.28	1.01%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%	$5.14	1.01%
Class B
Actual	$1,000	$1,067.90	$9.07	1.74%	$9.17	1.76%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%	$8.94	1.76%
Class C
Actual	$1,000	$1,067.50	$9.07	1.74%	$9.17	1.76%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%	$8.94	1.76%
Advisor Class
Actual	$1,000	$1,073.40	$3.87	0.74%	$3.97	0.76%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%	$3.87	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

August 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $104.2

1

All data are as of August 31, 2019. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

August 31, 2019 (unaudited)

1

All data are as of August 31, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

18 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 55.5%
Long-Term Municipal Bonds – 54.9%
Alabama – 1.6%
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/49	$265	$300,335
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)†	250	288,685
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/25	1,000	1,049,600

		1,638,620

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(a)	100	112,796

Arizona – 2.2%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	1,685	1,804,349
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/40†	335	363,542
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)†	110	126,646

		2,294,537

California – 1.0%
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/54(a)†	250	269,422
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47†	200	205,028

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of California Series 2017 5.00%, 8/01/26	$440	$555,012

		1,029,462

Colorado – 0.7%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/28	545	702,172

Connecticut – 1.2%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	1,135	1,274,866

Delaware – 0.2%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	225	238,410

Florida – 4.3%
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 6.00%, 7/01/50(a)†	270	297,499
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 7/01/46(a)†	340	364,521
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)†	100	110,686
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/25	560	623,006
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	789,987
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)†	225	214,308

20 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 3/01/49	$315	$377,102
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	425	489,191
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35†	15	15,150
Series 2010A-2 6.125%, 5/01/35†	35	35,387
Tampa Bay Water Series 2011A 5.00%, 10/01/23	1,105	1,196,207

		4,513,044

Georgia – 1.6%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 7/01/30	200	247,592
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	625	723,863
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018C 4.00%, 8/01/48	450	495,045
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	210	238,585

		1,705,085

Guam – 0.3%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	300	315,573

Illinois – 7.3%
Chicago Board of Education
Series 2012A 5.00%, 12/01/42	950	1,004,606
Series 2016A 7.00%, 12/01/44	100	121,854

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017B 6.75%, 12/01/30(a)	$135	$174,456
7.00%, 12/01/42(a)	100	127,745
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 7/01/33	105	127,410
City of Chicago IL Series 2014A 5.00%, 1/01/35	100	108,776
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/41	415	494,995
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 2/15/47	210	238,972
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46†	475	494,048
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/46	430	496,009
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 5/15/55†	498	445,894
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 8/01/49	425	485,860
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/41-12/15/50	675	270,227
Series 2017A 5.00%, 6/15/57	115	128,970
Series 2017B Zero Coupon, 12/15/54	150	40,641
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/23	365	412,432
State of Illinois Series 2013 5.00%, 7/01/22	315	340,490

22 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 4/01/20	$75	$76,405
Series 2016 5.00%, 2/01/23-2/01/28	1,170	1,326,458
Series 2017A 5.00%, 12/01/25	135	154,964
Series 2017D 5.00%, 11/01/24-11/01/28	480	550,467

		7,621,679

Indiana – 0.6%
Indiana Bond Bank Series 2007A 5.25%, 10/15/19	460	461,983
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)†	185	191,077

		653,060

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	110	119,683
Xenia Rural Water District Series 2016 5.00%, 12/01/31	340	402,917

		522,600

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 6/01/40	310	326,015

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37-8/15/46	620	729,132
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	315	365,249
5.25%, 6/01/41	150	176,349

		1,270,730

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.4%
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	$400	$465,464

Maryland – 0.9%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	400	474,524
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38†	215	238,895
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 9/01/45(a)	215	242,099

		955,518

Massachusetts – 1.9%
Commonwealth of Massachusetts Series 2019C 5.00%, 5/01/22	355	391,604
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 7/01/44	175	197,616
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/47	320	360,323
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	635	686,238
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/22(b)†	235	208,969
Series 2017A 7.75%, 12/01/44(a)†	100	103,420

		1,948,170

Michigan – 2.7%
City of Detroit MI 5.00%, 4/01/36-4/01/37	65	73,179

24 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/47†	$325	$349,053
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	325	381,173
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,172,840
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017C 5.00%, 12/01/23	445	514,473
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp/MI) Series 2007A 6.00%, 6/01/48	305	306,531

		2,797,249

Minnesota – 0.1%
City of Bethel MN (Lodge at Stillwater LLC (The)) Series 2018 5.25%, 6/01/58†	100	106,382

Missouri – 1.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	470	546,328
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/46	500	550,385

		1,096,713

Nebraska – 0.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (he)) Series 2017A 5.00%, 9/01/42	455	645,349

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 2/15/38(a)†	$100	$115,960

New Jersey – 4.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	685	751,486
Series 2014P 5.00%, 6/15/29	500	566,315
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/47	415	477,159
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/47	415	480,811
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/20	840	864,511
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/29	675	793,030
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	515	576,007

		4,509,319

New York – 2.9%
County of Nassau NY Series 2017C 5.00%, 10/01/26	225	280,888
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/32	195	249,916
New York State Dormitory Authority 5.00%, 3/15/20	490	500,319

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	$205	$233,694
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	460	517,298
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,125,930
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	105	119,387

		3,027,432

North Carolina – 0.3%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 9/01/41†	250	270,387

Ohio – 2.8%
Buckeye Tobacco Settlement Financing Authority Zero Coupon, 6/01/52†	1,440	61,603
Series 2007A-2 5.875%, 6/01/47	520	522,600
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)†	225	245,072
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/28	315	400,173
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	660	757,251
County of Miami OH (Kettering Health Network Obligated Group) 5.00%, 8/01/33†	195	241,714
Ohio Air Quality Development Authority (FirstEnergy Generation LLC)
Series 2009C 5.625%, 6/01/19(c)(d)†	140	142,800

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2009D 4.25%, 8/01/29†	$250	$257,500
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 1/15/48(a)†	175	189,968
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33†	45	46,350

		2,865,031

Pennsylvania – 2.9%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(a)	220	247,654
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/23	600	690,930
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/51†	215	248,486
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	220	256,316
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/49	335	371,783
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(c)(d)(e)†	55	550
School District of Philadelphia (The) Series 2018A 5.00%, 9/01/34	1,000	1,229,890

		3,045,609

Puerto Rico – 2.7%
Commonwealth of Puerto Rico Series 2001A 5.125%, 7/01/31(c)(f)	100	72,875

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2006A 5.25%, 7/01/23-7/01/24	$35	$25,550
Series 2006B 5.25%, 7/01/32(c)(f)	10	7,300
Series 2008A 5.50%, 7/01/32†	30	21,570
Series 2009C 6.00%, 7/01/39(c)(f)	10	7,125
Series 2011A 5.75%, 7/01/24(c)(f)	65	44,850
Series 2012A 5.125%, 7/01/37(c)(f)	60	38,100
5.50%, 7/01/39(c)(f)	80	51,400
Series 2014A 8.00%, 7/01/35(c)(f)	255	141,206
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 8/20/40†	89	68,173
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 7/01/38	45	45,562
6.125%, 7/01/24	25	26,750
Series 2012A 5.00%, 7/01/33	50	52,125
5.125%, 7/01/37	25	26,125
5.25%, 7/01/29-7/01/42	120	125,850
5.50%, 7/01/28	30	31,725
5.75%, 7/01/37	30	31,800
6.00%, 7/01/47	30	31,875
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(c)(f)†	110	87,725
Series 2010A 5.25%, 7/01/30†	55	44,000
Series 2010C 5.00%, 7/01/21(c)(f)†	25	20,000
Series 2010D 5.00%, 7/01/21(c)(f)†	15	12,000
Series 2010Z 5.25%, 7/01/24†	25	20,000
Series 2012A 5.00%, 7/01/29†	40	31,900
AGM Series 2007V 5.25%, 7/01/31	245	273,616
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	330	356,743

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$225	$230,344
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24-7/01/46†	94	32,876
Series 2019A 5.00%, 7/01/58†	772	804,934

		2,764,099

Tennessee – 0.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)†	280	292,102
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 7/01/37†	100	111,911
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)†	100	113,016
Tennessee Housing Development Agency Series 2017 4.00%, 7/01/48	280	303,142

		820,171

Texas – 3.4%
City of Houston TX Series 2017A 5.00%, 3/01/26	405	498,944
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	727,268
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	500	572,895
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/53†	80	85,310

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 1/01/37†	$325	$358,901
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	90	101,960
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48†	230	258,108
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	300	329,100
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 6/30/58	230	272,313
Uptown Development Authority Series 2017A 5.00%, 9/01/40	325	371,868

		3,576,667

Vermont – 0.5%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 4/01/36(a)	100	114,572
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 5/01/47†	335	370,383

		484,955

Virginia – 0.6%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)†	220	234,406
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	410	411,029

		645,435

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 1.6%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(a)(g)†	$155	$173,248
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/31	265	334,597
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/37	355	416,337
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)†	340	367,400
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/46(a)	315	350,000

		1,641,582

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	95	96,554

Wisconsin – 1.1%
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)†	105	126,676
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 6/01/48(a)†	160	172,002
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	265	295,560
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42-5/01/47	410	465,578

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)†	$100	$107,311

		1,167,127

Total Long-Term Municipal Bonds (cost $53,412,736)		57,263,822

Short-Term Municipal Notes – 0.6%
Colorado – 0.2%
State of Colorado 5.00%, 6/26/20	210	216,474

South Carolina – 0.4%
County of Richland SC Series 2019A 3.00%, 2/27/20	375	378,390

Total Short-Term Municipal Notes (cost $593,792)		594,864

Total Municipal Obligations (cost $54,006,528)		57,858,686

	Shares
COMMON STOCKS – 24.9%
Health Care – 4.7%
Biotechnology – 0.8%
AbbVie, Inc.	4,264	280,315
Amgen, Inc.	1,799	375,308
Gilead Sciences, Inc.	3,687	234,272

		889,895

Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	820	35,367
CVS Health Corp.	3,796	231,252
Sonic Healthcare Ltd.	1,123	22,230

		288,849

Pharmaceuticals – 3.6%
AstraZeneca PLC	3,836	342,637
Bristol-Myers Squibb Co.	4,813	231,361
GlaxoSmithKline PLC	14,351	299,066
Merck & Co., Inc.	7,527	650,860
Mitsubishi Tanabe Pharma Corp.	589	6,494
Novartis AG	6,322	569,958
Orion Oyj – Class B	366	13,602
Pfizer, Inc.	16,188	575,483
Roche Holding AG	2,049	559,910
Sanofi	3,581	307,635

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Takeda Pharmaceutical Co., Ltd.	4,502	$151,789

		3,708,795

		4,887,539

Consumer Staples – 3.8%
Beverages – 1.2%
Coca-Cola Co. (The)	11,843	651,839
PepsiCo, Inc.	4,096	560,046

		1,211,885

Food & Staples Retailing – 0.2%
ICA Gruppen AB	87	4,269
Jeronimo Martins SGPS SA	636	10,495
Koninklijke Ahold Delhaize NV	3,564	83,488
Lawson, Inc.	138	6,849
Walgreens Boots Alliance, Inc.	2,318	118,659

		223,760

Food Products – 0.3%
Archer-Daniels-Midland Co.	1,594	60,652
Campbell Soup Co.	557	25,065
General Mills, Inc.	1,704	91,675
Kellogg Co.	746	46,849
Mowi ASA	1,219	29,159
Orkla ASA	3,037	27,825
WH Group Ltd.(a)	32,164	25,775

		307,000

Household Products – 1.0%
Kimberly-Clark Corp.	1,009	142,380
Procter & Gamble Co. (The)	7,294	876,958

		1,019,338

Personal Products – 0.4%
Unilever NV	4,213	261,409
Unilever PLC	3,209	202,739

		464,148

Tobacco – 0.7%
Altria Group, Inc.	5,480	239,695
Imperial Brands PLC	2,864	74,215
Japan Tobacco, Inc.	4,023	84,925
Philip Morris International, Inc.	4,559	328,658

		727,493

		3,953,624

Financials – 2.7%
Banks – 1.0%
AIB Group PLC	3,097	7,831
Bank Leumi Le-Israel BM	4,410	30,049
Bank of Nova Scotia (The)	3,557	189,151

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BB&T Corp.	2,207	$105,163
Bendigo & Adelaide Bank Ltd.	731	5,499
BOC Hong Kong Holdings Ltd.	13,616	45,794
Canadian Imperial Bank of Commerce	1,313	101,705
Citizens Financial Group, Inc.	1,331	44,908
Comerica, Inc.	460	28,359
DBS Group Holdings Ltd.	5,678	100,121
Hang Seng Bank Ltd.	2,276	47,412
Huntington Bancshares, Inc./OH	3,026	40,094
KeyCorp	2,916	48,406
Nordea Bank Abp	139	867
Oversea-Chinese Banking Corp., Ltd.	9,958	76,318
People’s United Financial, Inc.	1,116	16,037
Regions Financial Corp.	3,199	46,769
United Overseas Bank Ltd.	3,897	69,978

		1,004,461

Capital Markets – 0.4%
3i Group PLC	3,092	41,335
Amundi SA(a)	202	12,913
ASX Ltd.	578	33,574
CME Group, Inc. – Class A	1,056	229,458
Eaton Vance Corp.	346	14,920
IGM Financial, Inc.	241	6,509
Invesco Ltd.	1,148	18,024
Investec PLC	1,200	6,193
Schroders PLC	389	12,962
Singapore Exchange Ltd.	2,352	13,885
St. James’s Place PLC	1,530	17,161
Standard Life Aberdeen PLC	7,459	22,690

		429,624

Insurance – 1.3%
Admiral Group PLC	789	20,676
Allianz SE	1,227	270,804
American Financial Group, Inc./OH	233	23,526
Assicurazioni Generali SpA	3,275	59,531
Baloise Holding AG	135	23,091
CNP Assurances	598	10,863
Dai-ichi Life Holdings, Inc.	3,117	42,389
Direct Line Insurance Group PLC	3,771	13,012
Fidelity National Financial, Inc.	852	37,437
Gjensidige Forsikring ASA	251	4,844
Great-West Lifeco, Inc.	1,064	22,680
Hannover Rueck SE	177	28,196
Ia Financial Corp., Inc.(c)	159	6,613
Insurance Australia Group Ltd.	7,404	40,145
Legal & General Group PLC	18,086	48,456

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Manulife Financial Corp.	5,904	$97,957
Medibank Pvt Ltd.	9,393	23,013
MS&AD Insurance Group Holdings, Inc.	1,324	42,024
Power Corp. of Canada	1,025	21,610
Power Financial Corp.	898	19,149
Principal Financial Group, Inc.	832	44,279
Sampo Oyj – Class A	1,393	55,345
SCOR SE	637	25,415
Sun Life Financial, Inc.	1,765	72,342
Swiss Life Holding AG	103	48,979
T&D Holdings, Inc.	1,609	15,631
Tokio Marine Holdings, Inc.	2,008	103,272
Tryg A/S	382	11,418
Zurich Insurance Group AG	435	155,015

		1,387,712

		2,821,797

Industrials – 2.6%
Aerospace & Defense – 0.4%
BAE Systems PLC	9,204	61,208
Lockheed Martin Corp.	743	285,394
Meggitt PLC	2,733	20,627
Singapore Technologies Engineering Ltd.	4,529	12,836

		380,065

Air Freight & Logistics – 0.3%
Deutsche Post AG	2,898	95,100
Kuehne & Nagel International AG	149	21,708
United Parcel Service, Inc. – Class B	2,030	240,880

		357,688

Airlines – 0.0%
easyJet PLC	559	6,576
Japan Airlines Co., Ltd.	472	14,732

		21,308

Building Products – 0.1%
Cie de Saint-Gobain	1,700	61,297

Commercial Services & Supplies – 0.0%
G4S PLC	2,874	6,093
Societe BIC SA	48	3,067

		9,160

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	775	29,327
Bouygues SA	769	29,211
CIMIC Group Ltd.	268	5,593
Vinci SA	1,715	187,376

		251,507

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.4%
ABB Ltd.	5,495	$104,494
Eaton Corp. PLC	1,258	101,546
Emerson Electric Co.	1,749	104,223
Schneider Electric SE	1,832	153,455

		463,718

Industrial Conglomerates – 0.6%
3M Co.	1,664	269,102
CK Hutchison Holdings Ltd.	7,998	69,525
NWS Holdings Ltd.	3,555	6,111
Siemens AG	2,202	220,205
Smiths Group PLC	1,149	23,415

		588,358

Machinery – 0.3%
Amada Holdings Co., Ltd.	1,256	13,056
ANDRITZ AG	87	3,063
Cummins, Inc.	456	68,067
GEA Group AG	261	7,035
JTEKT Corp.	574	6,213
Komatsu Ltd.	2,703	57,238
Kone Oyj – Class B	957	55,380
Metso Oyj	174	6,531
NGK Insulators Ltd.	449	6,016
NSK Ltd.	645	5,161
PACCAR, Inc.	1,001	65,626
SKF AB – Class B	1,360	21,956
Wartsila Oyj Abp	1,353	16,626

		331,968

Professional Services – 0.1%
Adecco Group AG	457	24,125
Randstad NV	437	20,405
SGS SA	15	36,949

		81,479

Road & Rail – 0.0%
Aurizon Holdings Ltd.	7,064	28,085
ComfortDelGro Corp., Ltd.	3,324	5,863

		33,948

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	4,005	79,790

Transportation Infrastructure – 0.1%
Aena SME SA(a)	209	37,736
Auckland International Airport Ltd.	3,438	20,841

		58,577

		2,718,863

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 2.4%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	21,241	$748,958
BCE, Inc.	412	19,495
BT Group PLC	24,519	49,396
Elisa Oyj	374	18,809
HKT Trust & HKT Ltd. – Class SS	13,845	21,628
Nippon Telegraph & Telephone Corp.	2,025	97,074
Proximus SADP	450	13,309
Singapore Telecommunications Ltd.	24,215	55,234
Spark New Zealand Ltd.	4,368	12,160
Swisscom AG	81	40,551
Telenor ASA	2,329	47,800
TELUS Corp.	540	19,562
Verizon Communications, Inc.	12,049	700,770

		1,844,746

Media – 0.2%
Eutelsat Communications SA	444	7,726
Interpublic Group of Cos., Inc. (The)	1,152	22,902
ITV PLC	9,763	13,792
Omnicom Group, Inc.	666	50,656
Publicis Groupe SA	674	32,334
RTL Group SA	134	6,241
Shaw Communications, Inc. – Class B	1,222	23,221
WPP PLC	3,495	41,347

		198,219

Wireless Telecommunication Services – 0.4%
KDDI Corp.	5,143	136,988
NTT DOCOMO, Inc.	3,831	96,640
Rogers Communications, Inc. – Class B	1,052	52,079
Vodafone Group PLC	78,653	148,813

		434,520

		2,477,485

Utilities – 1.9%
Electric Utilities – 1.2%
Alliant Energy Corp.	646	33,883
American Electric Power Co., Inc.	1,457	132,805
CK Infrastructure Holdings Ltd.	2,575	17,335
CLP Holdings Ltd.	4,847	49,881
Duke Energy Corp.	2,121	196,701
Edison International	1,032	74,583
EDP – Energias de Portugal SA	8,217	31,059
Endesa SA	1,174	30,173
Eversource Energy	923	73,960
Fortis, Inc./Canada	1,320	54,499

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Iberdrola SA	17,357	$178,673
OGE Energy Corp.	531	22,764
Pinnacle West Capital Corp.	325	30,976
Power Assets Holdings Ltd.	4,254	28,287
PPL Corp.	2,029	59,957
Red Electrica Corp. SA	1,264	25,101
SSE PLC	3,210	45,034
Terna Rete Elettrica Nazionale SpA	3,992	25,154
Xcel Energy, Inc.	1,535	98,578

		1,209,403

Gas Utilities – 0.0%
Enagas SA	661	14,392
Snam SpA	5,799	29,409

		43,801

Multi-Utilities – 0.7%
Ameren Corp.	680	52,462
CMS Energy Corp.	840	52,962
Consolidated Edison, Inc.	965	85,789
DTE Energy Co.	525	68,072
E.ON SE	6,830	63,544
Innogy SE(a)	507	25,236
National Grid PLC	9,692	101,520
Public Service Enterprise Group, Inc.	1,471	88,951
Sempra Energy	803	113,729
WEC Energy Group, Inc.	931	89,162

		741,427

		1,994,631

Consumer Discretionary – 1.7%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	468	13,848
Autoliv, Inc.	239	16,348
Bridgestone Corp.	1,824	69,078
Cie Generale des Etablissements Michelin SCA – Class B	590	62,115
Continental AG	318	38,376
Denso Corp.	1,253	52,498
Faurecia SE	316	13,827
Magna International, Inc. – Class A (Canada)	917	45,912
NGK Spark Plug Co., Ltd.	344	5,923
Nokian Renkaat Oyj(c)	439	12,033
Sumitomo Electric Industries Ltd.	2,180	25,634

		355,592

Automobiles – 0.4%
Bayerische Motoren Werke AG	961	64,227
Bayerische Motoren Werke AG (Preference Shares)	111	5,977

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Daimler AG	2,720	$127,663
General Motors Co.	3,670	136,120
Nissan Motor Co., Ltd.	6,548	40,457
Subaru Corp.	1,867	49,952
Yamaha Motor Co., Ltd.	819	13,372

		437,768

Distributors – 0.0%
Genuine Parts Co.	411	37,109

Diversified Consumer Services – 0.0%
H&R Block, Inc.	494	11,965

Hotels, Restaurants & Leisure – 0.3%
Carnival Corp.	1,203	53,028
Carnival PLC	508	21,400
Crown Resorts Ltd.	710	5,746
Darden Restaurants, Inc.	344	41,617
Flutter Entertainment PLC(c)	227	18,671
GVC Holdings PLC	1,688	12,952
Las Vegas Sands Corp.	1,039	57,633
Sands China Ltd.	7,638	34,579
Sodexo SA	281	31,841

		277,467

Household Durables – 0.2%
Barratt Developments PLC	2,752	21,244
Electrolux AB – Class B	683	15,285
Garmin Ltd.	429	34,994
Iida Group Holdings Co., Ltd.	673	10,464
Leggett & Platt, Inc.	342	12,719
Nikon Corp.	927	11,461
Persimmon PLC	933	21,664
Sekisui House Ltd.	2,060	36,536
Taylor Wimpey PLC	9,380	16,694
Whirlpool Corp.	189	26,288

		207,349

Multiline Retail – 0.3%
Kohl’s Corp.	535	25,284
Macy’s, Inc.	970	14,317
Marks & Spencer Group PLC	5,528	12,979
Next PLC	443	32,068
Nordstrom, Inc.	212	6,142
Target Corp.	1,490	159,490
Wesfarmers Ltd.	3,413	89,886

		340,166

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 0.1%
Gap, Inc. (The)	361	$5,700
Industria de Diseno Textil SA	3,153	97,566
Kingfisher PLC	6,591	15,605
L Brands, Inc.	690	11,392

		130,263

Textiles, Apparel & Luxury Goods – 0.0%
Hanesbrands, Inc.	1,118	15,272

		1,812,951

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Exxon Mobil Corp.	12,355	846,070
Galp Energia SGPS SA	1,479	21,256
Inter Pipeline Ltd.	1,172	21,373
Keyera Corp.	774	18,679
Koninklijke Vopak NV	131	6,249
Marathon Petroleum Corp.	1,947	95,812
Pembina Pipeline Corp.	1,469	53,777
Phillips 66	1,357	133,841
TC Energy Corp.	2,752	141,010
TOTAL SA	7,585	378,785
Valero Energy Corp.	1,220	91,842

		1,808,694

		1,808,694

Information Technology – 1.7%
Communications Equipment – 0.6%
Cisco Systems, Inc.	12,519	586,014

IT Services – 0.5%
International Business Machines Corp.	2,616	354,546
Paychex, Inc.	985	80,475
Western Union Co. (The) – Class W	1,355	29,973

		464,994

Semiconductors & Semiconductor Equipment – 0.4%
Broadcom, Inc.	1,145	323,623
Maxim Integrated Products, Inc.	811	44,232
Tokyo Electron Ltd.	459	81,845

		449,700

Software – 0.0%
Micro Focus International PLC	990	13,519

Technology Hardware, Storage & Peripherals – 0.2%
Canon, Inc.	2,971	77,025

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

HP, Inc.	4,433	$81,080
Seagate Technology PLC	815	40,921
Seiko Epson Corp.	418	5,552

		204,578

		1,718,805

Materials – 1.4%
Chemicals – 0.8%
BASF SE	2,691	178,055
Corteva, Inc.(c)	2,172	63,683
Covestro AG(a)	563	25,585
Dow, Inc.(c)	2,210	94,212
DuPont de Nemours, Inc.	2,172	147,544
Eastman Chemical Co.	404	26,409
EMS-Chemie Holding AG	24	14,331
Evonik Industries AG	582	14,879
Kuraray Co., Ltd.	550	6,265
LyondellBasell Industries NV – Class A	792	61,285
Mitsubishi Chemical Holdings Corp.	3,747	25,684
Mitsubishi Gas Chemical Co., Inc.	803	9,642
Nitto Denko Corp.	452	21,010
Nutrien Ltd.	1,758	88,534
Solvay SA	230	23,248
Sumitomo Chemical Co., Ltd.	4,361	19,056
Tosoh Corp.	481	6,164

		825,586

Construction Materials – 0.0%
Boral Ltd.	3,360	9,615

Containers & Packaging – 0.1%
AMCOR PLC(c)	4,597	45,143
International Paper Co.	1,063	41,563
Packaging Corp. of America	273	27,458
Smurfit Kappa Group PLC	652	20,122

		134,286

Metals & Mining – 0.4%
Anglo American PLC	3,046	66,005
Boliden AB	801	17,744
Fortescue Metals Group Ltd.	4,494	24,246
Nippon Steel Corp.	2,335	32,610
Norsk Hydro ASA	2,899	9,097
Rio Tinto Ltd.	1,222	72,065
Rio Tinto PLC	3,295	167,010
voestalpine AG	377	8,681

		397,458

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.1%
Mondi PLC	1,416	$27,617
Stora Enso Oyj – Class R	1,697	19,028
UPM-Kymmene Oyj	1,579	42,672

		89,317

		1,456,262

Real Estate – 0.3%
Real Estate Management & Development – 0.3%
Daito Trust Construction Co., Ltd.	260	33,457
Daiwa House Industry Co., Ltd.	1,637	51,278
First Capital Realty, Inc.	392	6,530
Hang Lung Properties Ltd.	6,171	13,919
Henderson Land Development Co., Ltd.	5,237	24,320
LendLease Group	1,999	22,956
New World Development Co., Ltd.	16,979	21,130
Sino Land Co., Ltd.	10,511	14,982
Sun Hung Kai Properties Ltd.	4,563	64,498
Swire Properties Ltd.	3,438	11,269
Swiss Prime Site AG(c)	242	24,147
Wharf Holdings Ltd. (The)	2,777	6,065
Wharf Real Estate Investment Co., Ltd.	3,510	18,963

		313,514

Total Common Stocks (cost $24,941,945)		25,964,165

INVESTMENT COMPANIES – 6.5%
Funds and Investment Trusts – 6.5%(k)
Financial Select Sector SPDR Fund	40,674	1,094,944
Invesco KBW Premium Yield Equity REIT ETF	9,208	269,518
iShares International Developed Real Estate ETF	38,113	1,130,813
JPMorgan Alerian MLP Index ETN	61,197	1,417,934
VanEck Vectors Mortgage REIT Income ETF	73,250	1,604,175
Vanguard Real Estate ETF	13,648	1,258,619

Total Investment Companies (cost $6,949,779)		6,776,003

PREFERRED STOCKS – 6.0%
Real Estate – 6.0%
Diversified REITs – 1.1%
Armada Hoffler Properties, Inc. Series A 6.75%	6,200	166,222
Colony Capital, Inc. Series H 7.125%	8,400	180,096

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Colony Capital, Inc. Series I 7.15%	3,025	$65,582
Colony Capital, Inc. Series J 7.125%	2,500	54,050
Global Net Lease, Inc. Series A 7.25%	5,900	150,804
Investors Real Estate Trust Series C 6.625%	1,675	43,691
Spirit Realty Capital, Inc. Series A 6.00%	6,800	172,992
VEREIT, Inc. Series F 6.70%	10,200	257,142
Vornado Realty Trust Series K 5.70%	1,600	40,560

		1,131,139

Hotel & Resort REITs – 1.0%
Ashford Hospitality Trust, Inc. Series F 7.375%	9,475	196,322
Ashford Hospitality Trust, Inc. Series G 7.375%	1,000	20,670
Hersha Hospitality Trust Series C 6.875%	1,000	25,528
Hersha Hospitality Trust Series E 6.50%	12,600	315,756
Pebblebrook Hotel Trust Series C 6.50%	2,600	66,716
Pebblebrook Hotel Trust Series F 6.30%	5,600	146,048
Summit Hotel Properties, Inc. Series E 6.25%	10,500	275,625

		1,046,665

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial REITs – 0.4%
Monmouth Real Estate Investment Corp. Series C 6.125%	9,500	$236,550
Rexford Industrial Realty, Inc. Series A 5.875%	2,250	58,838
Rexford Industrial Realty, Inc. Series B 5.875%	6,850	184,813

		480,201

Office REITs – 0.3%
Boston Properties, Inc. Series B 5.25%	3,100	78,926
City Office REIT, Inc. Series A 6.625%	1,600	41,264
SL Green Realty Corp. Series I 6.50%	7,100	182,683

		302,873

Real Estate Operating Companies – 0.3%
Brookfield Property Partners LP Series A2 6.375%	12,000	308,640

Residential REITs – 0.6%
American Homes 4 Rent Series F 5.875%	9,600	250,944
UMH Properties, Inc. Series C 6.75%	11,200	292,320
UMH Properties, Inc. Series D 6.375%	2,000	50,580

		593,844

Retail REITs – 1.8%
Brookfield Property REIT, Inc. Series A 6.375%	11,025	282,791
Cedar Realty Trust, Inc. Series C 6.50%	9,475	210,629

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kimco Realty Corp. Series J 5.50%	10,200	$258,366
Saul Centers, Inc. Series C 6.875%	375	9,521
Saul Centers, Inc. Series D 6.125%	10,000	255,000
SITE Centers Corp. Series A 6.375%	15,800	416,014
Taubman Centers, Inc. Series J 6.50%	7,050	180,664
Urstadt Biddle Properties, Inc. Series G 6.75%	1,325	33,509
Urstadt Biddle Properties, Inc. Series H 6.25%	8,375	224,450

		1,870,944

Specialized REITs – 0.5%
Digital Realty Trust, Inc. Series G 5.875%	3,650	92,856
EPR Properties Series G 5.75%	9,225	240,496
National Storage Affiliates Trust Series A 6.00%	3,000	78,630
Public Storage Series C 5.125%	4,550	118,345

		530,327

Total Preferred Stocks (cost $6,131,178)		6,264,633

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Financial Institutions – 0.1%
Insurance – 0.1%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(h)	$90	$75,659

Industrial – 0.1%
Energy – 0.1%
California Resources Corp. 8.00%, 12/15/22(a)	110	63,237

Total Corporates – Non-Investment Grade (cost $181,454)		138,896

	Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(i)(j)(k) (cost $2,370,809)	2,370,809	2,370,809

Total Investments – 95.4% (cost $94,581,693)		99,373,192
Other assets less liabilities – 4.6%		4,837,327

Net Assets – 100.0%		$104,210,519

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Amsterdam Index Futures	2	September 2019	$245,339	$5,246
DAX Index Futures	2	September 2019	654,621	188
Euro STOXX 50 Index Futures	39	September 2019	1,465,484	19,187
Euro-CAC40 10 Futures	12	September 2019	722,471	19,590
FTSE 100 Index Futures	12	September 2019	1,048,467	(25,175)
FTSE/MIB Index Futures	1	September 2019	117,159	3,101
IBEX 35 Index Futures	2	September 2019	193,356	2,014
OMXS30 Index Futures	94	September 2019	1,508,220	45,491
S&P 500 E-Mini Futures	44	September 2019	6,434,560	57,773
S&P TSX 60 Index Futures	2	September 2019	294,877	3,856
SPI 200 Futures	3	September 2019	331,893	3,429
TOPIX Index Futures	5	September 2019	710,689	(17,894)
U.S. T-Note 10 Yr (CBT) Futures	69	December 2019	9,088,594	18,408

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Australian Bond Futures	13	September 2019	$1,302,620	$(36,154)
10 Yr Canadian Bond Futures	4	December 2019	435,872	(494)
Euro-Bund Futures	5	September 2019	984,199	(2,819)
Hang Seng Index Futures	3	September 2019	489,962	(916)
Long Gilt Futures	4	December 2019	653,567	2,393
MSCI Singapore Index ETS Futures	13	September 2019	333,958	(5,479)
S&P 500 E-Mini Futures	11	September 2019	1,608,640	(1,225)
S&P/TSX 60 Index Futures	6	September 2019	884,633	(4,955)
SPI 200 Futures	3	September 2019	331,893	96
TOPIX Index Futures	1	September 2019	142,138	(383)

				$85,278

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,505	RUB	97,079	9/19/19	$(53,011)
Barclays Bank PLC	BRL	386	USD	101	9/04/19	7,432
Barclays Bank PLC	USD	93	BRL	386	9/04/19	(56)
Barclays Bank PLC	PHP	32,881	USD	626	9/11/19	(4,676)
Barclays Bank PLC	PHP	37,291	USD	727	9/11/19	11,430
Barclays Bank PLC	USD	166	PHP	8,475	9/11/19	(2,968)
Barclays Bank PLC	USD	239	PHP	12,490	9/11/19	298
Barclays Bank PLC	USD	683	TWD	21,453	9/11/19	2,726
Barclays Bank PLC	JPY	93,156	USD	880	9/12/19	2,277
Barclays Bank PLC	USD	883	CAD	1,167	9/19/19	(5,912)
Barclays Bank PLC	USD	744	EUR	670	10/10/19	(5,243)
Barclays Bank PLC	CNY	1,537	USD	224	10/17/19	8,631
Barclays Bank PLC	USD	350	CNY	2,421	10/17/19	(11,828)
Barclays Bank PLC	IDR	3,107,041	USD	215	11/21/19	(861)
Barclays Bank PLC	USD	130	IDR	1,907,655	11/21/19	3,110
BNP Paribas SA	USD	849	NZD	1,283	9/09/19	(40,726)
BNP Paribas SA	PEN	973	USD	286	9/12/19	(751)
BNP Paribas SA	USD	1,018	AUD	1,455	9/13/19	(38,180)
Citibank, NA	BRL	2,803	USD	677	9/04/19	409
Citibank, NA	USD	675	BRL	2,803	9/04/19	2,281
Citibank, NA	CLP	1,189,708	USD	1,740	9/12/19	91,211
Citibank, NA	USD	115	COP	402,169	9/12/19	1,349
Citibank, NA	RUB	10,332	USD	158	9/19/19	3,100
Citibank, NA	BRL	3,419	USD	821	10/02/19	(3,023)
Citibank, NA	IDR	15,127,832	USD	1,046	11/21/19	(7,351)
Credit Suisse International	USD	559	TRY	3,277	9/12/19	983
Credit Suisse International	USD	282	SEK	2,668	9/13/19	(9,481)
Credit Suisse International	SEK	5,696	USD	604	9/20/19	23,283
Goldman Sachs Bank USA	NZD	812	USD	515	9/09/19	3,432
Goldman Sachs Bank USA	JPY	79,840	USD	751	9/12/19	(1,014)
Goldman Sachs Bank USA	USD	536	CNY	3,839	10/17/19	801

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	764	MXN	15,389	10/25/19	$(2,976)
Goldman Sachs Bank USA	USD	1,486	IDR	21,311,391	11/21/19	(1,922)
HSBC Bank USA	USD	110	CLP	79,443	9/12/19	(333)
JPMorgan Chase Bank, NA	PHP	19,527	USD	374	9/11/19	(746)
Morgan Stanley & Co., Inc.	USD	637	ZAR	9,194	9/18/19	(31,933)
Morgan Stanley & Co., Inc.	KRW	1,173,270	USD	973	10/30/19	2,712
Standard Chartered Bank	USD	307	INR	21,973	10/24/19	(2,627)
State Street Bank & Trust Co.	USD	364	AUD	534	9/05/19	(4,911)
State Street Bank & Trust Co.	NZD	175	USD	117	9/09/19	6,756
State Street Bank & Trust Co.	USD	614	NZD	935	9/09/19	(24,638)
State Street Bank & Trust Co.	CHF	360	USD	363	9/12/19	(1,091)
State Street Bank & Trust Co.	CHF	176	USD	180	9/12/19	1,570
State Street Bank & Trust Co.	USD	719	CHF	704	9/12/19	(6,921)
State Street Bank & Trust Co.	USD	429	TRY	2,449	9/12/19	(10,405)
State Street Bank & Trust Co.	AUD	760	USD	529	9/13/19	17,436
State Street Bank & Trust Co.	CAD	336	USD	252	9/13/19	(888)
State Street Bank & Trust Co.	CAD	292	USD	223	9/13/19	3,559
State Street Bank & Trust Co.	CZK	9,512	USD	412	9/13/19	8,579
State Street Bank & Trust Co.	EUR	164	USD	186	9/13/19	5,349
State Street Bank & Trust Co.	JPY	28,557	USD	264	9/13/19	(4,612)
State Street Bank & Trust Co.	NZD	210	USD	138	9/13/19	6,061
State Street Bank & Trust Co.	PLN	969	USD	253	9/13/19	9,417
State Street Bank & Trust Co.	SEK	5,604	USD	596	9/13/19	25,124
State Street Bank & Trust Co.	THB	10,820	USD	346	9/13/19	(8,232)
State Street Bank & Trust Co.	USD	228	AUD	329	9/13/19	(6,485)
State Street Bank & Trust Co.	USD	468	CAD	628	9/13/19	3,990
State Street Bank & Trust Co.	USD	410	CZK	9,512	9/13/19	(6,714)
State Street Bank & Trust Co.	USD	182	EUR	164	9/13/19	(1,387)
State Street Bank & Trust Co.	USD	160	NOK	1,379	9/13/19	(8,916)
State Street Bank & Trust Co.	USD	256	PLN	970	9/13/19	(12,970)
State Street Bank & Trust Co.	USD	310	SEK	2,936	9/13/19	(10,939)
State Street Bank & Trust Co.	USD	343	THB	10,820	9/13/19	11,217
State Street Bank & Trust Co.	USD	100	ZAR	1,529	9/18/19	975
State Street Bank & Trust Co.	ZAR	3,296	USD	232	9/18/19	15,008
State Street Bank & Trust Co.	CAD	742	USD	560	9/19/19	2,170
State Street Bank & Trust Co.	USD	475	CAD	623	9/19/19	(6,893)
State Street Bank & Trust Co.	NOK	14,842	USD	1,714	9/20/19	84,579
State Street Bank & Trust Co.	SEK	8,842	USD	931	9/20/19	29,475
State Street Bank & Trust Co.	USD	655	NOK	5,693	9/20/19	(30,248)
State Street Bank & Trust Co.	USD	727	SEK	6,791	9/20/19	(34,154)
State Street Bank & Trust Co.	EUR	303	USD	342	10/10/19	7,599
State Street Bank & Trust Co.	USD	337	EUR	303	10/10/19	(2,561)
State Street Bank & Trust Co.	CZK	2,008	USD	88	10/11/19	3,205
State Street Bank & Trust Co.	HUF	369,143	USD	1,256	10/11/19	28,397
State Street Bank & Trust Co.	USD	294	CZK	6,870	10/11/19	(3,011)
State Street Bank & Trust Co.	THB	5,430	USD	177	10/30/19	(910)
UBS AG	BRL	2,417	USD	640	9/04/19	56,218
UBS AG	USD	584	BRL	2,417	9/04/19	(353)
UBS AG	USD	492	KRW	596,639	10/30/19	1,982

						$81,274

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	190	EUR	3,375.00	September 2019	EUR	641	$10,505	$(18,054)
Euro STOXX 50 Index(l)	Citibank, NA	350	EUR	3,375.00	September 2019	EUR	1,181	20,498	(33,258)
FTSE 100 Index(l)	Citibank, NA	110	GBP	7,100.00	September 2019	GBP	781	22,811	(21,485)
Nikkei 225 Index(l)	Goldman Sachs International	5,000	JPY	20,875.00	September 2019	JPY	104,375	11,065	(7,778)
S&P 500 Index(l)	Goldman Sachs International	500	USD	2,930.00	September 2019	USD	1,465	13,910	(22,143)
S&P 500 Index(l)	Goldman Sachs International	1,700	USD	2,930.00	September 2019	USD	4,981	64,617	(75,285)

								$143,406	$(178,003)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	190	EUR	3,375.00	September 2019	EUR	641	$25,105	$(6,958)
Euro STOXX 50 Index (l)	Citibank, NA	350	EUR	3,375.00	September 2019	EUR	1,181	41,666	(12,816)
FTSE 100 Index(l)	Citibank, NA	110	GBP	7,100.00	September 2019	GBP	781	9,813	(8,181)
Nikkei 225 Index(l)	Goldman Sachs International	5,000	JPY	20,875.00	September 2019	JPY	104,375	39,059	(16,190)
S&P 500 Index(l)	Goldman Sachs International	500	USD	2,930.00	September 2019	USD	1,465	62,820	(22,851)
S&P 500 Index(l)	Goldman Sachs International	1,700	USD	2,930.00	September 2019	USD	4,981	172,902	(77,692)

								$351,365	$(144,688)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	2,810	6/17/24	1.760%	CPI	#	Maturity	$(15,326)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,060	6/17/21	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$15,314	$—	$15,314
SEK	5,460	11/13/28	3 Month STIBOR	1.273%	Quarterly/Annual	66,300	—	66,300
NOK	3,550	11/13/28	6 Month NIBOR	2.322%	Semi-Annual/Annual	33,065	—	33,065
CHF	790	11/13/28	6 Month LIBOR	0.510%	Semi-Annual/Annual	93,673	—	93,673
NZD	420	11/13/28	3 Month BKBM	3.105%	Quarterly/Semi-Annual	47,077	—	47,077
NZD	80	1/11/29	3 Month BKBM	2.653%	Quarterly/Semi-Annual	6,646	—	6,646
NZD	570	4/17/29	3 Month BKBM	2.305%	Quarterly/Semi-Annual	38,710	—	38,710
NZD	410	5/07/29	3 Month BKBM	2.193%	Quarterly/Semi-Annual	25,117	—	25,117
NZD	820	7/03/29	3 Month BKBM	1.795%	Quarterly/Semi-Annual	28,322	—	28,322
SEK	850	7/30/29	3 Month STIBOR	0.463%	Quarterly/Annual	2,802	—	2,802
SEK	8,600	8/13/29	3 Month STIBOR	0.283%	Quarterly/Annual	12,184	—	12,184
SEK	1,540	8/13/29	0.283%	3 Month STIBOR	Annual/Quarterly	(2,182)	(2,561)	379
NOK	6,430	9/02/29	6 Month NIBOR	1.520%	Semi-Annual/Annual	(550)	—	(550)
NZD	310	9/02/29	3 Month BKBM	1.190%	Quarterly/Semi-Annual	(445)	—	(445)
CHF	220	9/02/29	6 Month LIBOR	-0.610%	Semi-Annual/Annual	(153)	—	(153)

						$365,880	$(2,561)	$368,441

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.65%	USD	70	$(6,699)	$(9,080)	$2,381
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	8	(765)	(804)	39
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	138	(13,206)	(17,244)	4,038
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	54	(5,164)	(5,486)	322
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	81	(7,752)	(8,017)	265
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	4	(383)	(503)	120
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	3	(287)	(304)	17
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	149	(14,247)	(21,743)	7,496
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	26	(2,488)	(3,358)	870
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	7	(670)	(904)	234
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.65	USD	69	(6,604)	(6,629)	25

						$(58,265)	$(74,072)	$15,807

*	Termination date

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,083	9/20/20	2.263%	CPI	#	Maturity	$(30,436)
Barclays Bank PLC	USD	2,079	10/15/20	2.208%	CPI	#	Maturity	(27,586)
Barclays Bank PLC	USD	1,067	10/15/20	2.210%	CPI	#	Maturity	(14,211)
Citibank, NA	USD	1,520	10/17/20	2.220%	CPI	#	Maturity	(20,440)
JPMorgan Chase Bank, NA	USD	1,911	8/30/20	2.210%	CPI	#	Maturity	(26,359)
JPMorgan Chase Bank, NA	USD	2,100	7/15/24	2.165%	CPI	#	Maturity	(38,395)

								$(157,427)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA JPABSAA1(1)	0.11%	Maturity	USD 36,085	9/30/19	$	– 0	–

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate market value of these securities amounted to $5,738,888 or 5.5% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of August 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017
8.00%, 12/01/22	12/07/17	$206,060	$208,969	0.20%

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Illiquid security.

(f)	Defaulted.

(g)	When-Issued or delayed delivery security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2019.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

(k)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(l)	One contract relates to 1 share.

†	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

As of August 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.3% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

AGM – Assured Guaranty Municipal

BKBM – Bank Bill Benchmark (New Zealand)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPABSAA1 as of August 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500	(2,717)	$(16,022,074)	(44.4)%
MSCI Daily TR Gross EAFE	(1,293)	(10,040,380)	(27.8)%
J.P. Morgan Cash Index USD 1 Month	(27,244)	(8,200,498)	(22.7)%
MSCI Daily TR Gross Canada	(132)	(990,458)	(2.7)%
Roche Holding AG	3,173	868,979	2.4%
Microsoft Corp.	5,768	795,955	2.2%
Fidelity National Financial, Inc.	17,924	788,654	2.2%
Merck & Co. Inc.	8,109	697,376	1.9%
Nice Ltd.	686,419	686,419	1.9%
Apple Inc.	3,127	653,559	1.8%
Automatic Data Processing, Inc.	3,694	628,001	1.7%
Walmart, Inc.	5,413	617,047	1.7%
Novo Nordisk A/S	11,588	602,445	1.7%
Bank Leumi Le-Israel BM	587,840	587,840	1.6%
Royal Dutch Shell PLC	210	580,535	1.6%
Ross Stores, Inc.	5,442	576,887	1.6%
RELX PLC	23,660	573,234	1.6%
Oracle Corp.	10,954	569,582	1.6%
Dollar General Corp.	3,487	544,023	1.5%
Eli Lilly & Co.	4,814	544,023	1.5%
Philip Morris International, Inc.	7,556	544,023	1.5%
Oracle Corp. Japan	6,269	540,375	1.5%
Paychex, Inc.	6,501	533,070	1.5%
Check Point Software Technologies Ltd.	4,902	529,422	1.5%
Salmar ASA	10,289	489,257	1.4%
Nippon Building Fund, Inc.	66	485,605	1.3%
Comcast Corp.	10,871	478,304	1.3%
TJX Cos., Inc. (The)	8,497	467,351	1.3%
adidas AG	1,560	463,699	1.3%
Toronto-Dominion Bank (The)	8,490	460,046	1.3%
UnitedHealth Group, Inc.	1,966	460,046	1.3%
Booz Allen Hamilton Holding Co.	5,957	452,745	1.3%
Procter & Gamble Co. (The)	3,651	438,140	1.2%
Wolters Kluwer NV	5,978	434,491	1.2%
AutoZone, Inc.	391	430,839	1.2%
Home Depot, Inc. (The)	1,890	430,839	1.2%
British American Tobacco PLC	120	419,886	1.2%
L3Harris Technologies, Inc.	1,955	412,581	1.1%
Enel SpA	53,521	412,581	1.1%
Royal Bank of Canada	5,385	405,280	1.1%
Qantas Airways Ltd.	99,351	401,628	1.1%
HKT Trust & HKT Ltd.	259,859	397,979	1.1%
Aristocrat Leisure Ltd.	19,509	394,327	1.1%
CME Group, Inc.	1,800	390,675	1.1%
Compass Group PL	154	390,675	1.1%
McDonald’s Corp.	1,792	390,675	1.1%
Partners Group Holding AG	472	383,374	1.1%
Pfizer, Inc.	10,649	383,374	1.1%
Visa, Inc.	2,098	379,721	1.1%
Bristol-Myers Squibb Co.	7,835	376,069	1.0%
Other	218,761	12,070,779	33.5%

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

STATEMENT OF ASSETS & LIABILITIES

August 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,210,884)	$97,002,383
Affiliated issuers (cost $2,370,809)	2,370,809
Cash collateral due from broker	1,485,609
Foreign currencies, at value (cost $3,405,628)	3,309,090
Unaffiliated interest and dividends receivable	878,937
Unrealized appreciation on forward currency exchange contracts	494,131
Receivable for terminated total return swaps	302,948
Receivable for shares of beneficial interest sold	29,245
Receivable due from Adviser	15,719
Receivable for variation margin on centrally cleared swaps	13,005
Affiliated dividends receivable	4,494
Receivable for newly entered centrally cleared interest rate swaps	2,454
Receivable for investment securities sold and foreign currency transactions	12
Other assets	9,063

Total assets	105,917,899

Liabilities
Options written, at value (premiums received $494,771)	322,691
Unrealized depreciation on forward currency exchange contracts	412,857
Cash collateral due to broker	280,000
Unrealized depreciation on inflation swaps	157,427
Payable for shares of beneficial interest redeemed	145,647
Payable for variation margin on futures	143,592
Market value on credit default swaps (net premiums received $74,072)	58,265
Distribution fee payable	18,970
Trustees’ fees payable	5,683
Transfer Agent fee payable	3,721
Accrued expenses and other liabilities	158,527

Total liabilities	1,707,380

Net Assets	$104,210,519

Composition of Net Assets
Shares of beneficial interest, at par	$82
Additional paid-in capital	98,148,754
Distributable earnings	6,061,683

$104,210,519

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$64,993,877	5,098,931	$12.75	*

B	$538,626	41,200	$13.07

C	$5,536,848	426,467	$12.98

Advisor	$33,141,168	2,596,068	$12.77

*	The maximum offering price per share for Class A shares was $13.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

56 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income
Interest	$2,240,220
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $54,508)	1,708,121
Affiliated issuers	83,611	$4,031,952

Expenses
Advisory fee (see Note B)	577,304
Distribution fee—Class A	161,136
Distribution fee—Class B	5,539
Distribution fee—Class C	64,751
Transfer agency—Class A	50,494
Transfer agency—Class B	600
Transfer agency—Class C	5,321
Transfer agency—Advisor Class	26,241
Custodian	153,891
Audit and tax	111,226
Registration fees	64,436
Legal	48,505
Printing	42,606
Trustees’ fees	23,074
Miscellaneous	51,114

Total expenses	1,386,238
Less: expenses waived and reimbursed by the Adviser (see Note B)	(378,521)

Net expenses		1,007,717

Net investment income		3,024,235

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(139,202)
Forward currency exchange contracts		610,373
Futures		148,702
Options written		(671,819)
Swaps		1,155,502
Foreign currency transactions		(95,086)
Net change in unrealized appreciation/depreciation of:
Investments		2,366,016
Forward currency exchange contracts		289,630
Futures		(85,724)
Options written		145,595
Swaps		306,138
Foreign currency denominated assets and liabilities		(116,849)

Net gain on investment and foreign currency transactions		3,913,276

Net Increase in Net Assets from Operations		$6,937,511

(a)	Net of foreign capital gains taxes of $247.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,024,235	$3,386,323
Net realized gain on investment and foreign currency transactions	1,008,470	2,874,068
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,904,806	(3,212,261)

Net increase in net assets from operations	6,937,511	3,048,130
Distributions to Shareholders*
Class A	(4,034,999)	(8,685,059)
Class B	(29,949)	(67,330)
Class C	(347,801)	(958,006)
Advisor Class	(2,148,472)	(4,693,202)
Transactions in Shares of Beneficial Interest
Net decrease	(8,588,886)	(6,101,101)

Total decrease	(8,212,596)	(17,456,568)
Net Assets
Beginning of period	112,423,115	129,879,683

End of period	$104,210,519	$112,423,115

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

58 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Therefore, Class B shares were issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. During November, 2019, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. All sales of Class B shares will cease on the conversion date. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS (continued)

charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded

60 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 61

NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively,

62 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$47,100,868	$10,162,954		$57,263,822
Short-Term Municipal Notes		– 0	–	594,864	– 0	–	594,864
Common Stocks:
Health Care		2,614,218		2,273,321	– 0	–	4,887,539
Consumer Staples		3,142,476		811,148	– 0	–	3,953,624
Financials		1,235,096		1,586,701	– 0	–	2,821,797
Industrials		1,134,838		1,584,025	– 0	–	2,718,863
Communication Services		1,662,693		814,792	– 0	–	2,477,485
Utilities		1,355,069		639,562	– 0	–	1,994,631
Consumer Discretionary		953,732		859,219	– 0	–	1,812,951
Energy		1,402,404		406,290	– 0	–	1,808,694
Information Technology		1,540,864		177,941	– 0	–	1,718,805
Materials		595,831		860,431	– 0	–	1,456,262
Real Estate		6,530		306,984	– 0	–	313,514

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 63

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Investment Companies	$6,776,003		$	– 0	–	$	– 0	–	$6,776,003
Preferred Stocks	6,264,633			– 0	–		– 0	–	6,264,633
Corporates – Non-Investment Grade	– 0	–		138,896			– 0	–	138,896
Short-Term Investments	2,370,809			– 0	–		– 0	–	2,370,809

Total Investments in Securities	31,055,196			58,155,042			10,162,954		99,373,192
Other Financial Instruments(a):
Assets:
Futures	82,430			98,342			– 0	–	180,772	(b)
Forward Currency Exchange Contracts	– 0	–		494,131			– 0	–	494,131
Centrally Cleared Interest Rate Swaps	– 0	–		369,210			– 0	–	369,210	(b)
Total Return Swaps	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Futures	(45,647)			(49,847)			– 0	–	(95,494	)(b)
Forward Currency Exchange Contracts	– 0	–		(412,857)			– 0	–	(412,857)
Call Options Written	– 0	–		(178,003)			– 0	–	(178,003)
Put Options Written	– 0	–		(144,688)			– 0	–	(144,688)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(15,326)			– 0	–	(15,326	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(3,330)			– 0	–	(3,330	)(b)
Credit Default Swaps	– 0	–		(58,265)			– 0	–	(58,265)
Inflation (CPI) Swaps	– 0	–		(157,427)			– 0	–	(157,427)

Total	$31,091,979			$58,096,982			$10,162,954		$99,351,915

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

64 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 8/31/18	$8,607,904		$8,607,904
Accrued discounts/(premiums)	(12,975)		(12,975)
Realized gain (loss)	(258,044)		(258,044)
Change in unrealized appreciation/depreciation	721,872		721,872
Purchases	2,414,136		2,414,136
Sales	(1,309,939)		(1,309,939)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/19	$10,162,954		$10,162,954

Net change in unrealized appreciation/depreciation from investments held as of 8/31/19(a)	$417,862		$417,862

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of August 31, 2019, all Level 3 securities were priced by third party vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 65

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate

66 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74%, 1.74% and .74% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended August 31, 2019, such reimbursement amounted to $374,790. The Expense Caps will remain in effect through December 31, 2019.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $44,197 for the year ended August 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $382 from the sale of Class A shares and received $116, $168 and $296 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2019, such waiver amounted to $3,731.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 67

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2019 is as follows:

Fund	Market Value 8/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,665	$57,718	$57,012	$2,371	$84

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2019, the Fund had purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act of $878 and $57, respectively, with realized gain of $57.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the

68 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 18, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$21,222,486		$30,943,455
U.S. government securities	– 0	–	– 0	–

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 69

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$94,830,152

Gross unrealized appreciation	$8,578,746
Gross unrealized depreciation	(3,672,419)

Net unrealized appreciation	$4,906,327

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

70 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 71

NOTES TO FINANCIAL STATEMENTS (continued)

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2019, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under

72 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

“Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 73

NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer

74 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 75

NOTES TO FINANCIAL STATEMENTS (continued)

implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2019, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

76 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$20,801	*	Receivable/Payable for variation margin on futures	$39,467	*

Equity contracts	Receivable/Payable for variation margin on futures	159,971	*	Receivable/Payable for variation margin on futures	56,027	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	369,589	*	Receivable/Payable for variation margin on centrally cleared swaps	16,474	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	494,131		Unrealized depreciation on forward currency exchange contracts	412,857

Equity contracts				Options written, at value	322,691

Interest rate contracts				Unrealized depreciation on inflation swaps	157,427

Credit contracts				Market value on credit default swaps	58,265

Total		$1,044,492			$1,063,208

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$181,396	$(3,253)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(32,694)	(82,471)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	610,373	289,630

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(671,819)	145,595

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	423,155	205,630

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(218,065)	91,082

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	950,412	9,426

Total		$1,242,758	$655,639

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2019:

Futures:
Average notional amount of buy contracts	$25,667,090
Average notional amount of sale contracts	$8,705,058

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,725,020
Average principal amount of sale contracts	$17,453,279

78 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Options Written:
Average notional amount	$12,251,512

Inflation Swaps:
Average notional amount	$11,458,077

Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,417,168

Centrally Cleared Inflation Swaps:
Average notional amount	$2,810,000	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$571,308

Total Return Swaps:
Average notional amount	$42,923,798

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$35,904	$(35,904)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	98,350	(98,350)		– 0	–		– 0	–		– 0	–
Credit Suisse International	24,266	(24,266)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,233	(4,233)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	2,712	(2,712)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	270,466	(186,886)		– 0	–		– 0	–		83,580
UBS AG	58,200	(353)		– 0	–		– 0	–		57,847

Total	$494,131	$(352,704)	$	– 0	–	$	– 0	–		$141,427	^

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 79

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$53,011	$	– 0	–	$	– 0	–	$	– 0	–	$53,011
Barclays Bank PLC	103,777		(35,904)			– 0	–		– 0	–	67,873
BNP Paribas SA	79,657		– 0	–		– 0	–		– 0	–	79,657
Citibank, NA	131,566		(98,350)			– 0	–		– 0	–	33,216
Citigroup Global Markets, Inc.	7,464		– 0	–		– 0	–		– 0	–	7,464
Credit Suisse International	36,273		(24,266)			– 0	–		– 0	–	12,007
Goldman Sachs Bank USA/Goldman Sachs International	251,860		(4,233)			(247,627)			– 0	–	– 0	–
HSBC Bank USA	333		– 0	–		– 0	–		– 0	–	333
JPMorgan Chase Bank, NA	65,500		– 0	–		– 0	–		– 0	–	65,500
Morgan Stanley & Co., Inc.	31,933		(2,712)			– 0	–		– 0	–	29,221
Standard Chartered Bank	2,627		– 0	–		– 0	–		– 0	–	2,627
State Street Bank & Trust Co.	186,886		(186,886)			– 0	–		– 0	–	– 0	–
UBS AG	353		(353)			– 0	–		– 0	–	– 0	–

Total	$951,240		$(352,704)			$(247,627)		$	– 0	–	$350,909	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

80 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

Class A
Shares sold	98,859	59,319	$1,184,752	$776,388

Shares issued in reinvestment of dividends and distributions	303,032	589,797	3,579,464	7,572,682

Shares converted from Class B	7,222	9,276	88,478	122,429

Shares converted from Class C	137,933	209,112	1,720,815	2,706,653

Shares redeemed	(884,188)	(995,328)	(10,679,260)	(12,898,561)

Net decrease	(337,142)	(127,824)	$(4,105,751)	$(1,720,409)

Class B
Shares sold	3,036	3,637	$38,131	$48,126

Shares issued in reinvestment of dividends and distributions	2,326	4,911	27,985	64,560

Shares converted to Class A	(7,049)	(9,118)	(88,478)	(122,429)

Shares redeemed	(4,521)	(6,107)	(55,632)	(79,922)

Net decrease	(6,208)	(6,677)	$(77,994)	$(89,665)

Class C
Shares sold	39,486	29,177	$489,541	$379,376

Shares issued in reinvestment of dividends and distributions	26,440	65,212	316,063	852,359

Shares converted to Class A	(135,523)	(206,704)	(1,720,815)	(2,706,653)

Shares redeemed	(76,278)	(175,835)	(962,037)	(2,309,610)

Net decrease	(145,875)	(288,150)	$(1,877,248)	$(3,784,528)

Advisor Class
Shares sold	395,600	409,109	$4,802,530	$5,322,973

Shares issued in reinvestment of dividends and distributions	152,930	301,378	1,807,364	3,875,451

Shares redeemed	(745,910)	(756,015)	(9,137,787)	(9,704,923)

Net decrease	(197,380)	(45,528)	$(2,527,893)	$(506,499)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 81

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or

82 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts,

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 83

NOTES TO FINANCIAL STATEMENTS (continued)

forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,393,455	$4,653,335
Long-term capital gains	829,397	6,716,865

Total taxable distributions	$6,222,852	$11,370,200
Tax-exempt distributions	338,369	3,033,397

Total distributions paid	$6,561,221	$14,403,597

84 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,888,647	(a)
Accumulated capital and other losses	(613,946	)(b)
Unrealized appreciation/(depreciation)	4,786,983	(c)

Total accumulated earnings/(deficit)	$6,061,684

(a)	Includes tax-exempt income of $1,534,409.

(b)	As of August 31, 2019, the Fund had a net capital loss carryforward of $606,565. As of August 31, 2019, the cumulative deferred loss on straddles was $7,381.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund had a net short-term capital loss carryforward of $606,565, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 85

NOTES TO FINANCIAL STATEMENTS (continued)

apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

86 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.68	$ 13.93	$ 13.20	$ 13.32	$ 14.13

Income From Investment Operations

Net investment income(a)(b)	.35	.36	.34†	.17	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.01)	.65	.37	(.49)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.84	.35	.99	.54	(.30)

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.69)	(.19)	(.21)	(.06)

Distributions from net realized gain on investment transactions	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.77)	(1.60)	(.26)	(.66)	(.51)

Net asset value, end of period	$ 12.75	$ 12.68	$ 13.93	$ 13.20	$ 13.32

Total Return

Total investment return based on net asset value(d)*	7.22%	2.54	%+	7.64	%†+	4.19%	(2.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,994	$68,946	$77,486	$73,526	$79,242

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.99%	.99%	1.08%	1.13%	1.13%

Expenses, before waivers/reimbursements(e)(f)‡	1.35%	1.31%	1.25%	1.19%	1.18%

Net investment income(b)	2.85%	2.77%	2.57	%†	1.31%	1.39%

Portfolio turnover rate	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.98	$ 14.08	$ 13.27	$ 13.29	$ 14.15

Income From Investment Operations

Net investment income(a)(b)	.26	.27	.24†	.08	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.01)	.64	.37	(.50)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.76	.26	.88	.45	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.45)	– 0	–	(.02)	– 0	–

Distributions from net realized gain on investment transactions	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.67)	(1.36)	(.07)	(.47)	(.45)

Net asset value, end of period	$ 13.07	$ 12.98	$ 14.08	$ 13.27	$ 13.29

Total Return

Total investment return based on net asset value(d)*	6.35%	1.83	%+	6.69	%†+	3.46%	(2.98)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$539	$615	$762	$1,342	$2,322

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.74%	1.88%	1.88%	1.88%

Expenses, before waivers/reimbursements(e)(f)‡	2.13%	2.09%	2.03%	1.94%	1.94%

Net investment income(b)	2.10%	2.02%	1.80	%†	.60%	.68%

Portfolio turnover rate	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

88 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.90	$ 13.93	$ 13.19	$ 13.30	$ 14.17

Income From Investment Operations

Net investment income(a)(b)	.26	.27	.23†	.07	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.02)	.66	.37	(.50)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.75	.25	.89	.44	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.37)	(.08)	(.10)	(.01)

Distributions from net realized gain on investment transactions	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.67)	(1.28)	(.15)	(.55)	(.46)

Net asset value, end of period	$ 12.98	$ 12.90	$ 13.93	$ 13.19	$ 13.30

Total Return

Total investment return based on net asset value(d)*	6.33%	1.83	%+	6.82	%†+	3.40%	(2.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,537	$7,383	$11,986	$24,955	$27,177

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.74%	1.86%	1.89%	1.88%

Expenses, before waivers/reimbursements(e)(f)‡	2.10%	2.05%	1.99%	1.94%	1.94%

Net investment income(b)	2.11%	2.02%	1.72	%†	.56%	.63%

Portfolio turnover rate	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.70	$ 13.96	$ 13.24	$ 13.36	$ 14.16

Income From Investment Operations

Net investment income(a)(b)	.38	.39	.37†	.20	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	.00	(c)	.64	.38	(.49)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.87	.39	1.01	.58	(.27)

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.74)	(.22)	(.25)	(.08)

Distributions from net realized gain on investment transactions	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.80)	(1.65)	(.29)	(.70)	(.53)

Net asset value, end of period	$ 12.77	$ 12.70	$ 13.96	$ 13.24	$ 13.36

Total Return

Total investment return based on net asset value(d)*	7.48%	2.95%	7.84	%†+	4.48%	(1.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,141	$35,479	$39,646	$39,382	$40,917

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.74%	.74%	.84%	.89%	.88%

Expenses, before waivers/reimbursements(e)(f)‡	1.10%	1.06%	1.00%	.94%	.94%

Net investment income(b)	3.10%	3.02%	2.81	%†	1.55%	1.61%

Portfolio turnover rate	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

90 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to .04%.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Class A
Net of waivers/reimbursements	N/A	.99%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.30%	N/A	N/A	N/A

Class B
Net of waivers/reimbursements	N/A	1.74%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	2.09%	N/A	N/A	N/A

Class C
Net of waivers/reimbursements	N/A	1.74%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	2.04%	N/A	N/A	N/A

Advisor Class
Net of waivers/reimbursements	N/A	.74%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.05%	N/A	N/A	N/A

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 by .01%, .01%, .02% and .05%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 91

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed All Market Income Portfolio (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

92 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 25, 2019

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 93

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2019. For individual shareholders, the Fund designates 46.66% of dividends paid as qualified dividend income. For corporate shareholders, 16.50% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.82% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

94 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals primarily responsible for the day-to-day management of Tax-Managed All Market Income Portfolio.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 95

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

96 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 97

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

98 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 99

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

100 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 101

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Morgan C. Harting 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Allocation.

Emilie D. Wrapp 63	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

102 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 103

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

104 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 105

actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

106 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 107

NOTES

108 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0819

AUG    08.31.19

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 9, 2019

This report provides management’s discussion of fund performance for AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2019 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	2.22%	-1.66%

Class B Shares[1]	1.90%	-2.40%

Class C Shares	1.85%	-2.42%

Advisor Class Shares[2]	2.34%	-1.44%

MSCI ACWI (net)	2.73%	-0.28%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2019.

For both periods, all share classes underperformed the benchmark, before sales charges. During the 12-month period, smaller-capitalization stocks declined significantly around the world. The Fund’s allocation to smaller-cap stocks for long-term capital appreciation detracted from performance, relative to the benchmark. Stock selection outside of the US was also a detractor, modestly offset by positive selection in US equities and an overweight to US large-cap stocks.

During the six-month period, the underperformance of emerging-market and small-cap stocks continued to be a headwind to returns, and weak stock selection within US and international small-cap stocks detracted. An overweight to US large-cap equities and stock selection in international and emerging markets helped to offset some of the losses.

The Fund did not use derivatives during either period.

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose modestly during the 12-month period ended August 31, 2019; emerging-market and international stocks declined, as all markets experienced volatility amid trade tensions, slowing global growth and geopolitical unrest. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. At the end of 2018, US and global stocks declined, driven lower by concerns over rising interest rates, intensifying trade tensions between the US and China, and slowing global growth. All markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings and optimism over the possibility of a trade truce between the US and China buoyed investor sentiment. Escalation of the trade war continued, however, and emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson initiated a period of increased market volatility. Slowing global growth, a weak outlook for the Chinese economy, and the prospect of a recession in Germany prompted the world’s central banks to implement monetary policy stimulus. The Fed announced a one-quarter percentage point rate cut in July.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”), each a registered investment company advised by the Adviser. The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity

(continued on next page)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 3

securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB Tax-Managed International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB Tax-Managed International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2009 TO 8/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2009 to 8/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.66%	-5.82%

5 Years	5.00%	4.10%

10 Years	8.06%	7.59%

CLASS B SHARES

1 Year	-2.40%	-6.15%

5 Years	4.20%	4.20%

10 Years[1]	7.42%	7.42%

CLASS C SHARES

1 Year	-2.42%	-3.36%

5 Years	4.22%	4.22%

10 Years	7.27%	7.27%

ADVISOR CLASS SHARES[2]

1 Year	-1.44%	-1.44%

5 Years	5.26%	5.26%

10 Years	8.35%	8.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.17%, 2.15% and 1.15% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.80%, 1.78% and 0.78% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2019. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.91%

5 Years	5.17%

10 Years	7.27%

CLASS B SHARES

1 Year	-4.23%

5 Years	5.28%

10 Years[1]	7.09%

CLASS C SHARES

1 Year	-1.36%

5 Years	5.29%

10 Years	6.95%

ADVISOR CLASS SHARES[2]

1 Year	0.56%

5 Years	6.36%

10 Years	8.02%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-5.06%

5 Years	3.60%

10 Years	6.33%

CLASS B SHARES

1 Year	-5.16%

5 Years	4.00%

10 Years[1]	6.32%

CLASS C SHARES

1 Year	-2.29%

5 Years	3.97%

10 Years	6.20%

ADVISOR CLASS SHARES[2]

1 Year	-0.70%

5 Years	4.70%

10 Years	7.01%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-1.70%

5 Years	3.74%

10 Years	5.70%

CLASS B SHARES

1 Year	-1.99%

5 Years	3.92%

10 Years[1]	5.60%

CLASS C SHARES

1 Year	-0.29%

5 Years	3.91%

10 Years	5.49%

ADVISOR CLASS SHARES[2]

1 Year	1.01%

5 Years	4.63%

10 Years	6.32%

(footnotes continued on next page)

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,022.20	$3.26	0.64%	$5.25	1.03%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$5.24	1.03%
Class B
Actual	$1,000	$1,019.00	$7.23	1.42%	$9.21	1.81%
Hypothetical**	$1,000	$1,018.05	$7.22	1.42%	$9.20	1.81%
Class C
Actual	$1,000	$1,018.50	$7.07	1.39%	$9.06	1.78%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,023.40	$1.99	0.39%	$3.98	0.78%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$3.97	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

August 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $697.5

1

All data are as of August 31, 2019. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.3%
Information Technology – 11.7%
Communications Equipment – 0.6%
Cisco Systems, Inc.	66,931	$3,133,040
F5 Networks, Inc.(a)	7,995	1,029,196

		4,162,236

Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	22,267	2,571,839

IT Services – 2.8%
Automatic Data Processing, Inc.	16,103	2,734,934
Fidelity National Information Services, Inc.	30,084	4,098,042
PayPal Holdings, Inc.(a)	21,834	2,380,998
Visa, Inc. – Class A	58,401	10,560,069

		19,774,043

Semiconductors & Semiconductor Equipment – 1.6%
Broadcom, Inc.	9,778	2,763,654
Intel Corp.	8,852	419,673
Texas Instruments, Inc.	34,825	4,309,594
Xilinx, Inc.	39,275	4,086,956

		11,579,877

Software – 4.2%
Adobe, Inc.(a)	11,338	3,225,774
Check Point Software Technologies Ltd.(a)	25,288	2,723,518
Citrix Systems, Inc. – Class C	6,147	571,548
Microsoft Corp.	128,684	17,740,376
Oracle Corp.	98,330	5,119,060

		29,380,276

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.	60,184	12,562,808
Xerox Holdings Corp.(a)	63,647	1,845,127

		14,407,935

		81,876,206

Financials – 7.4%
Banks – 3.4%
Bank of America Corp.	266,733	7,337,825
Citigroup, Inc.	51,166	3,292,532
JPMorgan Chase & Co.	70,111	7,702,394
Wells Fargo & Co.	112,531	5,240,569

		23,573,320

Capital Markets – 0.6%
Goldman Sachs Group, Inc. (The)	19,522	3,980,731
S&P Global, Inc.	1,777	462,358

		4,443,089

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.6%
Capital One Financial Corp.	4,640	$401,917
Synchrony Financial	110,756	3,549,730

		3,951,647

Diversified Financial Services – 0.9%
Berkshire Hathaway, Inc. – Class B(a)	30,541	6,212,345

Insurance – 1.9%
Allstate Corp. (The)	1,156	118,363
Everest Re Group Ltd.	17,461	4,118,700
Fidelity National Financial, Inc.	110,252	4,844,473
Progressive Corp. (The)	58,035	4,399,053

		13,480,589

		51,660,990

Health Care – 7.2%
Biotechnology – 1.1%
Biogen, Inc.(a)	9,921	2,180,140
Gilead Sciences, Inc.	61,237	3,890,999
Vertex Pharmaceuticals, Inc.(a)	10,193	1,834,944

		7,906,083

Health Care Equipment & Supplies – 0.9%
Edwards Lifesciences Corp.(a)	17,730	3,933,223
Intuitive Surgical, Inc.(a)	2,145	1,096,824
Medtronic PLC	10,351	1,116,770

		6,146,817

Health Care Providers & Services – 1.6%
Anthem, Inc.	15,728	4,113,186
UnitedHealth Group, Inc.	30,121	7,048,314

		11,161,500

Pharmaceuticals – 3.6%
Eli Lilly & Co.	23,997	2,710,941
Johnson & Johnson	20,282	2,603,398
Merck & Co., Inc.	58,455	5,054,604
Novo Nordisk A/S (Sponsored ADR)	41,912	2,184,034
Pfizer, Inc.	140,057	4,979,026
Roche Holding AG (Sponsored ADR)	79,371	2,712,901
Zoetis, Inc.	35,986	4,549,350

		24,794,254

		50,008,654

Communication Services – 6.9%
Diversified Telecommunication Services – 0.7%
Verizon Communications, Inc.	87,261	5,075,100

Entertainment – 0.9%
Electronic Arts, Inc.(a)	14,386	1,347,681
Walt Disney Co. (The)	35,935	4,932,438

		6,280,119

16 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 3.5%
Alphabet, Inc. – Class A(a)	1,325	$1,577,452
Alphabet, Inc. – Class C(a)	10,558	12,543,960
Facebook, Inc. – Class A(a)	55,403	10,286,675

		24,408,087

Media – 1.5%
Comcast Corp. – Class A	175,260	7,757,007
Discovery, Inc. – Class A(a)	92,221	2,545,300

		10,302,307

Wireless Telecommunication Services – 0.3%
T-Mobile US, Inc.(a)	27,709	2,162,687

		48,228,300

Consumer Discretionary – 6.3%
Auto Components – 0.3%
Magna International, Inc. – Class A (United States)	46,128	2,311,474

Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	3,193	695,978
Starbucks Corp.	30,847	2,978,587

		3,674,565

Internet & Direct Marketing Retail – 0.5%
Booking Holdings, Inc.(a)	1,760	3,460,882

Multiline Retail – 0.7%
Dollar General Corp.	30,905	4,823,961

Specialty Retail – 3.6%
AutoZone, Inc.(a)	4,888	5,385,061
Home Depot, Inc. (The)	36,324	8,278,603
Ross Stores, Inc.	39,370	4,173,613
TJX Cos., Inc. (The)	104,635	5,751,786
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,899	1,402,369

		24,991,432

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. – Class B	56,362	4,762,589

		44,024,903

Consumer Staples – 3.8%
Beverages – 0.7%
PepsiCo, Inc.	37,887	5,180,289

Food & Staples Retailing – 2.1%
Costco Wholesale Corp.	16,790	4,949,020
US Foods Holding Corp.(a)	79,885	3,231,348
Walmart, Inc.	54,375	6,212,888

		14,393,256

Household Products – 0.9%
Procter & Gamble Co. (The)	49,573	5,960,162

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.1%
Altria Group, Inc.	24,539	$1,073,336

		26,607,043

Real Estate – 2.8%
Equity Real Estate Investment Trusts (REITs) – 2.4%
CubeSmart	88,621	3,180,607
Mid-America Apartment Communities, Inc.	52,879	6,698,712
Regency Centers Corp.	76,612	4,942,240
Sun Communities, Inc.	12,436	1,838,041

		16,659,600

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(a)	58,235	3,043,944

		19,703,544

Industrials – 2.7%
Aerospace & Defense – 0.9%
Boeing Co. (The)	11,407	4,153,175
Raytheon Co.	13,513	2,504,229

		6,657,404

Airlines – 0.6%
Delta Air Lines, Inc.	68,474	3,961,906

Electrical Equipment – 0.0%
Eaton Corp. PLC	3,316	267,667

Industrial Conglomerates – 0.7%
Honeywell International, Inc.	27,975	4,605,244

Road & Rail – 0.5%
Norfolk Southern Corp.	18,679	3,251,080

		18,743,301

Energy – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp.	28,347	3,337,009
EOG Resources, Inc.	27,180	2,016,484
Phillips 66	23,848	2,352,128
Royal Dutch Shell PLC (Sponsored ADR)	82,304	4,589,271

		12,294,892

Utilities – 1.5%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	65,896	6,006,421
Edison International	4,800	346,896

		6,353,317

Multi-Utilities – 0.6%
NiSource, Inc.	124,897	3,690,706

		10,044,023

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 0.2%
Chemicals – 0.1%
Westlake Chemical Corp.	20,347	$1,192,131

Containers & Packaging – 0.1%
Berry Global Group, Inc.(a)	11,216	438,994

		1,631,125

Total Common Stocks (cost $253,247,339)		364,822,981

INVESTMENT COMPANIES – 47.0%
Funds and Investment Trusts – 47.0%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,454,757	16,962,471
AB Trust – AB Discovery Value Fund – Class Z	854,342	15,796,790
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	4,026,592	40,950,438
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	12,187,184	138,446,415
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,761,922	18,641,138
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	736,534	18,766,890
Sanford C. Bernstein Fund, Inc. – Tax-Managed International Portfolio – Class Z	4,872,346	78,444,779

Total Investment Companies (cost $357,681,659)		328,008,921

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(b)(c)(d) (cost $1,352,043)	1,352,043	1,352,043

Total Investments – 99.5% (cost $612,281,041)		694,183,945
Other assets less liabilities – 0.5%		3,273,338

Net Assets – 100.0%		$697,457,283

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF ASSETS & LIABILITIES

August 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $253,247,339)	$364,822,981
Affiliated issuers (cost $359,033,702)	329,360,964
Foreign currencies, at value (cost $86,232)	84,259
Receivable for investment securities sold	2,773,715
Unaffiliated dividends receivable	729,131
Receivable for shares of beneficial interest sold	566,431
Affiliated dividends receivable	2,446
Other assets	79,131

Total assets	698,419,058

Liabilities
Due to custodian	3
Payable for shares of beneficial interest redeemed	617,910
Advisory fee payable	171,954
Audit and tax fee payable	59,857
Administrative fee payable	27,579
Distribution fee payable	11,886
Transfer Agent fee payable	7,619
Trustees’ fees payable	5,683
Accrued expenses and other liabilities	59,284

Total liabilities	961,775

Net Assets	$697,457,283

Composition of Net Assets
Shares of beneficial interest, at par	$443
Additional paid-in capital	594,320,161
Distributable earnings	103,136,679

$697,457,283

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$36,908,208	2,357,039	$15.66	*

B	$216,879	13,933	$15.57

C	$4,521,844	292,853	$15.44

Advisor	$655,810,352	41,678,738	$15.73

*	The maximum offering price per share for Class A shares was $16.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $22,302)	$7,000,654
Affiliated issuers	6,303,643	$13,304,297

Expenses
Advisory fee (see Note B)	4,564,428
Distribution fee—Class A	93,859
Distribution fee—Class B	2,333
Distribution fee—Class C	56,945
Transfer agency—Class A	8,004
Transfer agency—Class B	128
Transfer agency—Class C	1,385
Transfer agency—Advisor Class	140,499
Custodian	140,742
Audit and tax	72,381
Administrative	72,269
Registration fees	67,106
Printing	45,472
Legal	44,730
Trustees’ fees	23,074
Miscellaneous	39,730

Total expenses	5,373,085
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,536,161)

Net expenses		2,836,924

Net investment income		10,467,373

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(1,041,457)
Investment transactions(a)		9,623,540
Foreign currency transactions		(133)
Net realized gain distributions from Affiliated Underlying Portfolios		9,693,095
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(41,827,317)
Investments		1,793,973
Foreign currency denominated assets and liabilities		(7,112)

Net loss on investment and foreign currency transactions		(21,765,411)

Net Decrease in Net Assets from Operations		$(11,298,038)

(a)	Net of foreign capital gains taxes of $2,429.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,467,373	$9,139,298
Net realized gain on investment and foreign currency transactions	8,581,950	24,783,211
Net realized gain distributions from Affiliated Underlying Portfolios	9,693,095	5,052,121
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(40,040,456)	45,373,685

Net increase (decrease) in net assets from operations	(11,298,038)	84,348,315
Distributions to Shareholders*
Class A	(1,777,744)	(4,705,618)
Class B	(8,422)	(42,407)
Class C	(213,875)	(1,011,470)
Advisor Class	(31,485,458)	(77,419,360)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(6,400,248)	59,557,867

Total increase (decrease)	(51,183,785)	60,727,327
Net Assets
Beginning of period	748,641,068	687,913,741

End of period	$697,457,283	$748,641,068

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Therefore, Class B shares were issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. During November, 2019, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. All sales of Class B shares will cease on the conversion date. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In

24 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$364,822,981		$	– 0	–	$	– 0	–	$364,822,981
Investment Companies	328,008,921			– 0	–		– 0	–	328,008,921
Short-Term Investments	1,352,043			– 0	–		– 0	–	1,352,043

Total Investments in Securities	694,183,945			– 0	–		– 0	–	694,183,945
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$694,183,945		$	– 0	–	$	– 0	–	$694,183,945

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

28 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2019, the reimbursement for such services amounted to $72,269.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $94,809 for the year ended August 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $869 from the sale of Class A shares and received $0, $37 and $43 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2019, such waiver amounted to $2,291.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2019. For the year ended August 31, 2019, such waivers and/or reimbursements amounted to $2,533,870.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2019 is as follows:

Distributions
Fund	Market Value 8/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/19 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$80	$108,142	$106,870	$	– 0	–	$	– 0	–	$1,352	$54	$	– 0	–
AB Discovery Growth Fund, Inc.	18,623	2,327	922	67	(3,133)	16,962	306	2,021
AB Trust – AB Discovery Value Fund	18,197	1,679	– 0	–	– 0	–	(4,079)	15,797	225	1,453
Bernstein Fund, Inc.:
International Small Cap Portfolio	44,190	6,034	625	(98)	(8,551)	40,950	1,174	2,470
International Strategic Equities Portfolio	146,862	9,433	4,216	(511)	(13,121)	138,447	2,541	1,571
Small Cap Core Portfolio	20,336	2,410	– 0	–	– 0	–	(4,105)	18,641	280	974
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	18,997	4,285	2,154	(396)	(1,965)	18,767	297	1,204
Tax-Managed International Portfolio	82,253	4,497	1,329	(103)	(6,873)	78,445	1,427	– 0	–

Total	$(1,041)	$(41,827)	$329,361	$6,304	$9,693

Brokerage commissions paid on investment transactions for the year ended August 31, 2019 amounted to $52,192, of which $930 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein

30 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

to an annual rate of .25% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$131,637,363		$155,170,127
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$612,938,743

Gross unrealized appreciation	$116,978,273
Gross unrealized depreciation	(35,733,071)

Net unrealized appreciation	$81,245,202

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2019.

32 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

Class A
Shares sold	81,069	40,664	$1,183,304	$673,631

Shares issued in reinvestment of dividends and distributions	110,466	256,158	1,538,797	4,126,704

Shares converted from Class B	2,433	8,164	37,863	133,737

Shares converted from Class C	277,857	64,785	4,443,991	1,075,002

Shares redeemed	(472,362)	(354,977)	(7,169,115)	(5,909,897)

Net increase (decrease)	(537)	14,794	$34,840	$99,177

Class B
Shares sold	1,049	1,151	$16,050	$19,100

Shares issued in reinvestment of dividends and distributions	604	2,641	8,407	42,360

Shares converted to Class A	(2,447)	(8,222)	(37,863)	(133,737)

Shares redeemed	(3,641)	(946)	(58,210)	(15,665)

Net decrease	(4,435)	(5,376)	$(71,616)	$(87,942)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

Class C
Shares sold	109,190	14,860	$1,741,768	$247,292

Shares issued in reinvestment of dividends and distributions	13,741	48,088	189,763	765,090

Shares converted to Class A	(282,655)	(65,830)	(4,443,991)	(1,075,002)

Shares redeemed	(68,221)	(42,671)	(999,055)	(707,998)

Net decrease	(227,945)	(45,553)	$(3,511,515)	$(770,618)

Advisor Class
Shares sold	4,896,179	5,292,801	$74,036,866	$87,529,177

Shares issued in reinvestment of dividends and distributions	2,129,985	4,285,617	29,777,195	69,255,567

Shares redeemed	(6,917,866)	(5,748,122)	(106,666,018)	(96,467,494)

Net increase (decrease)	108,298	3,830,296	$(2,851,957)	$60,317,250

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to

34 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$8,819,847	$22,669,862
Net long-term capital gains	24,665,652	60,508,993

Total taxable distributions paid	$33,485,499	$83,178,855

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,288,855
Undistributed capital gains	18,605,549
Unrealized appreciation/(depreciation)	81,242,275	(a)

Total accumulated earnings/(deficit)	$103,136,679

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.76	$ 16.85	$ 15.08	$ 15.41	$ 16.51

Income From Investment Operations

Net investment income(a)(b)	.20	.18	.42	.17	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	1.78	1.78	.60	(.91)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.37)	1.96	2.20	.77	(.71)

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.39)	(.29)	(.16)	(.25)

Distributions from net realized gain on investment transactions	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.73)	(2.05)	(.43)	(1.10)	(.39)

Net asset value, end of period	$ 15.66	$ 16.76	$ 16.85	$ 15.08	$ 15.41

Total Return

Total investment return based on net asset value(d)*	(1.66)%	12.13%	14.98%	5.23%	(4.34)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,908	$39,519	$39,479	$32,398	$34,813

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63%	.62%	.88%	.93%	.93%

Expenses, before waivers/reimbursements(e)‡	.99%	1.00%	1.01%	1.01%	1.00%

Net investment income(b)	1.30%	1.05%	2.70%	1.16%	1.24%

Portfolio turnover rate	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 41.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.60	$ 16.69	$ 14.91	$ 15.19	$ 16.24

Income From Investment Operations

Net investment income(a)(b)	.07	.06	.27	.06	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	1.75	1.79	.60	(.90)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.46)	1.81	2.06	.66	(.82)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.24)	(.14)	– 0	–	(.09)

Distributions from net realized gain on investment transactions	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.57)	(1.90)	(.28)	(.94)	(.23)

Net asset value, end of period	$ 15.57	$ 16.60	$ 16.69	$ 14.91	$ 15.19

Total Return

Total investment return based on net asset value(d)*	(2.40)%	11.22%	14.08%	4.50%	(5.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$217	$305	$396	$580	$821

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.41%	1.40%	1.68%	1.69%	1.69%

Expenses, before waivers/reimbursements(e)‡	1.78%	1.77%	1.80%	1.77%	1.77%

Net investment income(b)	.48%	.34%	1.75%	.43%	.51%

Portfolio turnover rate	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 41.

38 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.47	$ 16.55	$ 14.82	$ 15.15	$ 16.23

Income From Investment Operations

Net investment income(a)(b)	.08	.05	.27	.06	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	1.75	1.78	.59	(.87)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.46)	1.80	2.05	.65	(.80)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.22)	(.18)	(.04)	(.14)

Distributions from net realized gain on investment transactions	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.57)	(1.88)	(.32)	(.98)	(.28)

Net asset value, end of period	$ 15.44	$ 16.47	$ 16.55	$ 14.82	$ 15.15

Total Return

Total investment return based on net asset value(d)*	(2.42)%	11.31%	14.09%	4.44%	(4.99)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,522	$8,577	$9,373	$14,380	$16,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38%	1.38%	1.65%	1.68%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.74%	1.75%	1.76%	1.76%	1.76%

Net investment income(b)	.53%	.32%	1.78%	.42%	.47%

Portfolio turnover rate	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 41.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.84	$ 16.92	$ 15.14	$ 15.47	$ 16.58

Income From Investment Operations

Net investment income(a)(b)	.24	.21	.45	.21	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	1.80	1.80	.61	(.91)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.34)	2.01	2.25	.82	(.67)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.43)	(.33)	(.21)	(.30)

Distributions from net realized gain on investment transactions	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.77)	(2.09)	(.47)	(1.15)	(.44)

Net asset value, end of period	$ 15.73	$ 16.84	$ 16.92	$ 15.14	$ 15.47

Total Return

Total investment return based on net asset value(d)*	(1.44)%	12.41%	15.27%	5.50%	(4.10)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$655,810	$700,240	$638,666	$639,602	$648,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38%	.38%	.64%	.68%	.68%

Expenses, before waivers/reimbursements(e)‡	.74%	.75%	.76%	.76%	.76%

Net investment income(b)	1.51%	1.28%	2.89%	1.41%	1.46%

Portfolio turnover rate	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 41.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36%, .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 by .02%, .02%, .01% and .04%, respectively.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

42 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 25, 2019

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2019. For individual shareholders, the Fund designates 96.09% of dividends paid as qualified dividend income. For corporate shareholders, 61.71% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Tax-Managed Wealth Appreciation Strategy’s portfolio.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

50 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 51

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Ding Liu 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Nelson Yu 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Head of Quantitative Research of Equities and Head of Blend Strategies.

Emilie D. Wrapp 63	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

54 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 55

Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

56 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

58 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 59

NOTES

60 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0819

AUG    08.31.19

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 9, 2019

This report provides management’s discussion of fund performance for AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2019 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	2.09%	-1.78%

Class B Shares[1]	1.68%	-2.56%

Class C Shares	1.71%	-2.46%

Advisor Class Shares[2]	2.23%	-1.49%

Class R Shares[2]	1.85%	-2.17%

Class K Shares[2]	2.04%	-1.90%

Class I Shares[2]	2.16%	-1.60%

MSCI ACWI (net)	2.73%	-0.28%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2019.

For both periods, all share classes underperformed the benchmark, before sales charges. During the 12-month period, smaller-capitalization stocks declined significantly around the world. The Fund’s allocation to smaller-cap stocks for long-term capital appreciation detracted from performance, relative to the benchmark. Stock selection outside of the US was also a detractor, modestly offset by positive selection in US equities and an overweight to US large-cap stocks.

During the six-month period, the underperformance of emerging-market and small-cap stocks continued to be a headwind to returns, and weak stock selection within US and international small-cap stocks detracted. An overweight to US large-cap equities and stock selection in international and emerging markets helped to offset some of the losses.

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose modestly during the 12-month period ended August 31, 2019; emerging-market and international stocks declined, as all markets experienced volatility amid trade tensions, slowing global growth and geopolitical unrest. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. At the end of 2018, US and global stocks declined, driven lower by concerns over rising interest rates, intensifying trade tensions between the US and China, and slowing global growth. All markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings and optimism over the possibility of a trade truce between the US and China buoyed investor sentiment. Escalation of the trade war continued, however, and emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson initiated a period of increased market volatility. Slowing global growth, a weak outlook for the Chinese economy, and the prospect of a recession in Germany prompted the world’s central banks to implement monetary policy stimulus. The Fed announced a one-quarter percentage point rate cut in July.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a

(continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

registered investment company of the Adviser. The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2009 TO 8/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2009 to 8/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.78%	-5.93%

5 Years	4.61%	3.71%

10 Years	7.86%	7.39%

CLASS B SHARES

1 Year	-2.56%	-6.36%

5 Years	3.81%	3.81%

10 Years[1]	7.22%	7.22%

CLASS C SHARES

1 Year	-2.46%	-3.41%

5 Years	3.83%	3.83%

10 Years	7.07%	7.07%

ADVISOR CLASS SHARES[2]

1 Year	-1.49%	-1.49%

5 Years	4.88%	4.88%

10 Years	8.16%	8.16%

CLASS R SHARES[2]

1 Year	-2.17%	-2.17%

5 Years	4.14%	4.14%

10 Years	7.42%	7.42%

CLASS K SHARES[2]

1 Year	-1.90%	-1.90%

5 Years	4.48%	4.48%

10 Years	7.76%	7.76%

CLASS I SHARES[2]

1 Year	-1.60%	-1.60%

5 Years	4.82%	4.82%

10 Years	8.12%	8.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.18%, 2.17%, 1.16%, 1.87%, 1.56% and 1.23% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.04%, 1.81%, 1.79%, 0.79%, 1.49%, 1.18% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2019. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.85%

5 Years	4.86%

10 Years	7.05%

CLASS B SHARES

1 Year	-4.25%

5 Years	4.97%

10 Years[1]	6.87%

CLASS C SHARES

1 Year	-1.32%

5 Years	4.98%

10 Years	6.72%

ADVISOR CLASS SHARES[2]

1 Year	0.65%

5 Years	6.04%

10 Years	7.81%

CLASS R SHARES[2]

1 Year	-0.04%

5 Years	5.30%

10 Years	7.08%

CLASS K SHARES[2]

1 Year	0.23%

5 Years	5.63%

10 Years	7.41%

CLASS I SHARES[2]

1 Year	0.59%

5 Years	5.99%

10 Years	7.76%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,020.90	$3.26	0.64%	$5.30	1.04%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$5.30	1.04%
Class B
Actual	$1,000	$1,016.80	$7.17	1.41%	$9.20	1.81%
Hypothetical**	$1,000	$1,018.10	$7.17	1.41%	$9.20	1.81%
Class C
Actual	$1,000	$1,017.10	$7.12	1.40%	$9.15	1.80%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,022.30	$1.99	0.39%	$4.03	0.79%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$4.02	0.79%
Class R
Actual	$1,000	$1,018.50	$5.60	1.10%	$7.63	1.50%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$7.63	1.50%
Class K
Actual	$1,000	$1,020.40	$4.02	0.79%	$6.06	1.19%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%	$6.06	1.19%
Class I
Actual	$1,000	$1,021.60	$2.34	0.46%	$4.38	0.86%
Hypothetical**	$1,000	$1,022.89	$2.35	0.46%	$4.38	0.86%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,260.3

1

All data are as of August 31, 2019. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

August 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.5%
Information Technology – 11.0%
Communications Equipment – 0.8%
Cisco Systems, Inc.	146,791	$6,871,287
F5 Networks, Inc.(a)	20,790	2,676,296

		9,547,583

Electronic Equipment, Instruments & Components – 0.3%
CDW Corp./DE	37,500	4,331,250

IT Services – 2.5%
Automatic Data Processing, Inc.	36,575	6,211,898
Fidelity National Information Services, Inc.	42,099	5,734,726
PayPal Holdings, Inc.(a)	53,793	5,866,127
Visa, Inc. – Class A	72,571	13,122,288

		30,935,039

Semiconductors & Semiconductor Equipment – 1.8%
Broadcom, Inc.	24,867	7,028,409
Texas Instruments, Inc.	76,012	9,406,485
Xilinx, Inc.	59,902	6,233,402

		22,668,296

Software – 4.1%
Adobe, Inc.(a)	11,367	3,234,025
Check Point Software Technologies Ltd.(a)(b)	48,757	5,251,129
Citrix Systems, Inc. – Class C	27,636	2,569,595
Microsoft Corp.	230,649	31,797,271
Oracle Corp.	161,948	8,431,013

		51,283,033

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	93,283	19,471,894

		138,237,095

Financials – 7.5%
Banks – 3.5%
Bank of America Corp.	439,784	12,098,458
Citigroup, Inc.	127,171	8,183,454
JPMorgan Chase & Co.	117,981	12,961,392
Wells Fargo & Co.	224,718	10,465,117

		43,708,421

Capital Markets – 0.6%
Goldman Sachs Group, Inc. (The)	38,668	7,884,792

Consumer Finance – 0.5%
Synchrony Financial	194,697	6,240,039

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.1%
Berkshire Hathaway, Inc. – Class B(a)	66,600	$13,547,106

Insurance – 1.8%
Everest Re Group Ltd.	29,332	6,918,832
Fidelity National Financial, Inc.	187,279	8,229,040
Progressive Corp. (The)	102,964	7,804,671

		22,952,543

		94,332,901

Health Care – 7.5%
Biotechnology – 1.2%
Biogen, Inc.(a)	19,456	4,275,456
Gilead Sciences, Inc.	111,545	7,087,569
Vertex Pharmaceuticals, Inc.(a)	22,985	4,137,760

		15,500,785

Health Care Equipment & Supplies – 0.9%
Edwards Lifesciences Corp.(a)	27,370	6,071,760
Medtronic PLC	45,647	4,924,855

		10,996,615

Health Care Providers & Services – 1.7%
Anthem, Inc.	29,575	7,734,454
UnitedHealth Group, Inc.	56,583	13,240,422

		20,974,876

Pharmaceuticals – 3.7%
Eli Lilly & Co.	52,106	5,886,415
Johnson & Johnson	42,924	5,509,724
Merck & Co., Inc.	111,219	9,617,107
Novo Nordisk A/S (Sponsored ADR)	79,200	4,127,112
Pfizer, Inc.	251,665	8,946,691
Roche Holding AG (Sponsored ADR)	175,416	5,995,719
Zoetis, Inc.	50,171	6,342,618

		46,425,386

		93,897,662

Communication Services – 6.7%
Diversified Telecommunication Services – 0.7%
Verizon Communications, Inc.	156,805	9,119,779

Entertainment – 0.9%
Electronic Arts, Inc.(a)	36,260	3,396,837
Walt Disney Co. (The)	56,816	7,798,564

		11,195,401

Interactive Media & Services – 3.6%
Alphabet, Inc. – Class C(a)	22,670	26,934,227
Facebook, Inc. – Class A(a)	100,842	18,723,334

		45,657,561

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 1.5%
Comcast Corp. – Class A	318,614	$14,101,856
Discovery, Inc. – Class A(a)(b)	176,407	4,868,833

		18,970,689

		84,943,430

Consumer Discretionary – 5.8%
Auto Components – 0.4%
Magna International, Inc. – Class A (United States)	109,383	5,481,182

Hotels, Restaurants & Leisure – 0.5%
Starbucks Corp.	69,406	6,701,843

Internet & Direct Marketing Retail – 0.6%
Booking Holdings, Inc.(a)	3,681	7,238,355

Multiline Retail – 0.5%
Dollar General Corp.	36,880	5,756,599

Specialty Retail – 3.2%
AutoZone, Inc.(a)	7,362	8,110,642
Home Depot, Inc. (The)	59,432	13,545,147
Ross Stores, Inc.	74,393	7,886,402
TJX Cos., Inc. (The)	149,515	8,218,840
Ulta Salon Cosmetics & Fragrance, Inc.(a)	11,233	2,670,421

		40,431,452

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	91,307	7,715,442

		73,324,873

Consumer Staples – 3.9%
Beverages – 0.8%
PepsiCo, Inc.	73,140	10,000,432

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	27,278	8,040,463
US Foods Holding Corp.(a)	95,401	3,858,971
Walmart, Inc.	92,537	10,573,278

		22,472,712

Household Products – 0.9%
Procter & Gamble Co. (The)	91,345	10,982,409

Tobacco – 0.4%
Altria Group, Inc.	120,880	5,287,291

		48,742,844

Industrials – 2.8%
Aerospace & Defense – 1.0%
Boeing Co. (The)	17,581	6,401,066
Raytheon Co.	31,718	5,877,980

		12,279,046

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.6%
Delta Air Lines, Inc.	128,692	$7,446,119

Electrical Equipment – 0.0%
Eaton Corp. PLC	7,600	613,472

Industrial Conglomerates – 0.7%
Honeywell International, Inc.	55,915	9,204,727

Road & Rail – 0.5%
Norfolk Southern Corp.	32,530	5,661,847

		35,205,211

Real Estate – 2.7%
Equity Real Estate Investment Trusts (REITs) – 2.2%
CubeSmart	156,723	5,624,788
Mid-America Apartment Communities, Inc.	104,943	13,294,179
Regency Centers Corp.	136,764	8,822,646

		27,741,613

Real Estate Management & Development – 0.5%
CBRE Group, Inc. – Class A(a)	122,420	6,398,894

		34,140,507

Energy – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp.	55,980	6,589,966
EOG Resources, Inc.	51,414	3,814,405
Phillips 66	46,423	4,578,700
Royal Dutch Shell PLC (Sponsored ADR)	144,188	8,039,923

		23,022,994

Utilities – 1.4%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	108,228	9,864,982

Multi-Utilities – 0.6%
NiSource, Inc.	262,848	7,767,158

		17,632,140

Materials – 0.4%
Chemicals – 0.2%
Westlake Chemical Corp.	51,070	2,992,191

Containers & Packaging – 0.2%
Berry Global Group, Inc.(a)	58,704	2,297,675

		5,289,866

Total Common Stocks (cost $540,480,537)		648,769,523

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 47.4%
Funds and Investment Trusts – 47.4%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z	2,613,932	$30,478,448
AB Trust – AB Discovery Value Fund – Class Z	1,608,573	29,742,517
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	7,411,775	75,377,749
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	22,166,784	251,814,670
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	3,211,336	33,975,936
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,329,205	33,868,144
Sanford C. Bernstein Fund, Inc. – International Portfolio – Class Z	9,175,592	142,221,671

Total Investment Companies (cost $655,726,095)		597,479,135

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $1,196,206,632)		1,246,248,658

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.07%(c)(d)(e) (cost $2,191,166)	2,191,166	2,191,166

Total Investments – 99.1% (cost $1,198,397,798)		1,248,439,824
Other assets less liabilities – 0.9%		11,811,295

Net Assets – 100.0%		$1,260,251,119

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $540,480,537)	$648,769,523	(a)
Affiliated issuers (cost $657,917,261—including investment of cash collateral for securities loaned of $2,191,166)	599,670,301
Foreign currencies, at value (cost $223,627)	221,583
Receivable for investment securities sold	14,265,088
Receivable for shares of beneficial interest sold	1,363,304
Unaffiliated dividends receivable	1,251,209
Affiliated dividends receivable	632
Other assets	101,967

Total assets	1,265,643,607

Liabilities
Due to custodian	1,646,470
Payable for collateral received on securities loaned	2,191,166
Payable for investment securities purchased	614,365
Payable for shares of beneficial interest redeemed	307,026
Advisory fee payable	304,662
Distribution fee payable	101,134
Transfer Agent fee payable	30,869
Administrative fee payable	29,883
Trustees’ fees payable	5,683
Accrued expenses	161,230

Total liabilities	5,392,488

Net Assets	$1,260,251,119

Composition of Net Assets
Shares of beneficial interest, at par	$783
Additional paid-in capital	1,170,096,859
Distributable earnings	90,153,477

	$1,260,251,119

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$350,232,153	21,739,236	$16.11	*

B	$3,816,885	234,108	$16.30

C	$23,546,346	1,462,645	$16.10

Advisor	$869,352,385	54,073,036	$16.08

R	$2,248,247	140,630	$15.99

K	$10,671,734	667,043	$16.00

I	$383,369	23,826	$16.09

(a)	Includes securities on loan with a value of $8,479,032 (see Note E).

*	The maximum offering price per share for Class A shares was $16.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,094)	$12,861,214
Affiliated issuers	12,510,224	$25,371,438

Expenses
Advisory fee (see Note B)	8,332,080
Distribution fee—Class A	899,764
Distribution fee—Class B	44,069
Distribution fee—Class C	298,344
Distribution fee—Class R	13,033
Distribution fee—Class K	27,532
Transfer agency—Class A	202,068
Transfer agency—Class B	3,602
Transfer agency—Class C	18,280
Transfer agency—Advisor Class	490,437
Transfer agency—Class R	6,777
Transfer agency—Class K	22,025
Transfer agency—Class I	440
Custodian	176,901
Registration fees	107,279
Printing	91,836
Administrative	73,253
Audit and tax	71,963
Legal	44,859
Trustees’ fees	23,074
Miscellaneous	66,695

Total expenses	11,014,311
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,671,791)

Net expenses		6,342,520

Net investment income		19,028,918

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,935,095)
Investment transactions		25,493,665
Foreign currency transactions		(1,688)
Net realized gain distributions from Affiliated Underlying Portfolios		21,976,450
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(81,852,810)
Investments		(6,576,957)
Foreign currency denominated assets and liabilities		(11,902)

Net loss on investment and foreign currency transactions		(43,908,337)

Net Decrease in Net Assets from Operations		$(24,879,419)

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,028,918	$15,751,393
Net realized gain on investment transactions	22,556,882	23,038,363
Net realized gain distributions from Affiliated Underlying Portfolios	21,976,450	9,647,870
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(88,441,669)	110,697,165

Net increase (decrease) in net assets from operations	(24,879,419)	159,134,791
Distributions to Shareholders*
Class A	(11,667,973)	(28,092,533)
Class B	(99,672)	(421,748)
Class C	(702,562)	(3,132,825)
Advisor Class	(30,308,404)	(65,093,082)
Class R	(74,708)	(225,749)
Class K	(339,830)	(937,951)
Class I	(11,828)	(54,682)
Transactions in Shares of Beneficial Interest
Net decrease	(55,121,665)	(760,385)

Total increase (decrease)	(123,206,061)	60,415,836
Net Assets
Beginning of period	1,383,457,180	1,323,041,344

End of period	$1,260,251,119	$1,383,457,180

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Therefore, Class B shares were issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. During November, 2019, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. All sales of Class B shares will cease on the conversion date. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$648,769,523		$	– 0	–	$	– 0	–	$648,769,523
Investment Companies	597,479,135			– 0	–		– 0	–	597,479,135
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,191,166			– 0	–		– 0	–	2,191,166

Total Investments in Securities	1,248,439,824			– 0	–		– 0	–	1,248,439,824
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,248,439,824		$	– 0	–	$	– 0	–	$1,248,439,824

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2019, the reimbursement for such services amounted to $73,253.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $344,826 for the year ended August 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,910 from the sale of Class A shares and received $1,838, $2,394 and $942 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2019.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2019, such waiver amounted to $2,484.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2019. For the year ended August 31, 2019, such waivers and/or reimbursements amounted to $4,669,202.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2019 is as follows:

																Distributions
Fund	Market Value 8/31/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/19 (000)			Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$170,368	$170,368		$	– 0	–	$	– 0	–	$	– 0	–	$59	$	– 0	–
AB Discovery Growth Fund, Inc.		34,608		4,324	2,733			236			(5,957)			30,478		569		3,755
AB Trust – AB Discovery Value Fund		34,707		3,160	415			8			(7,718)			29,742		424		2,736
Bernstein Fund, Inc.:
International Small Cap Portfolio		80,519		11,771	1,023			(223)			(15,666)			75,378		2,159		4,542
International Strategic Equities Portfolio		270,711		16,643	10,149			(1,496)			(23,894)			251,815		4,677		2,892
Small Cap Core Portfolio		39,504		2,437	– 0	–		– 0	–		(7,965)			33,976		544		1,892

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

										Distributions
Fund	Market Value 8/31/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 8/31/19 (000)	Dividend Income (000)	Realized Gains (000)
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	$35,399		$6,836	$4,091	$(763)		$(3,513)		$33,868	$540	$2,186
International Portfolio	150,901		13,455	4,297	(697)		(17,140)		142,222	3,532	3,973
Government Money Market Portfolio*	– 0	–	15,396	13,205	– 0	–	– 0	–	2,191	6	– 0	–

Total					$(2,935)		$(81,853)		$599,670	$12,510	$21,976

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended August 31, 2019 amounted to $104,786, of which $1,967 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$262,038,311		$330,875,892
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,201,143,132

Gross unrealized appreciation	$127,529,346
Gross unrealized depreciation	(80,232,654)

Net unrealized appreciation	$47,296,692

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2019.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

32 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers			Government Money Market Portfolio
						Income Earned	Advisory Fee Waived
$ 8,479,032	$2,191,166	$6,481,871	$	– 0	–	$5,895	$105

*	As of August 31, 2019.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

Class A
Shares sold	532,543	715,529	$8,476,989	$12,008,884

Shares issued in reinvestment of dividends and distributions	767,105	1,632,882	11,007,955	26,681,287

Shares converted from Class B	69,576	116,345	1,110,141	1,922,532

Shares converted from Class C	599,554	797,918	9,702,319	13,144,651

Shares redeemed	(3,371,103)	(3,854,177)	(53,567,072)	(64,492,205)

Net decrease	(1,402,325)	(591,503)	$(23,269,668)	$(10,734,851)

Class B
Shares sold	12,737	15,034	$205,404	$253,374

Shares issued in reinvestment of dividends and distributions	6,133	24,927	88,171	412,793

Shares converted to Class A	(68,722)	(115,250)	(1,110,141)	(1,922,532)

Shares redeemed	(31,078)	(60,910)	(496,675)	(1,020,293)

Net decrease	(80,930)	(136,199)	$(1,313,241)	$(2,276,658)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

Class C
Shares sold	57,782	83,998	$906,520	$1,392,201

Shares issued in reinvestment of dividends and distributions	44,969	175,943	648,458	2,876,673

Shares converted to Class A	(599,954)	(800,063)	(9,702,319)	(13,144,651)

Shares redeemed	(294,639)	(643,745)	(4,660,139)	(10,703,491)

Net decrease	(791,842)	(1,183,867)	$(12,807,480)	$(19,579,268)

Advisor Class
Shares sold	5,991,622	6,914,794	$94,284,750	$115,025,615

Shares issued in reinvestment of dividends and distributions	2,035,657	3,723,512	29,109,901	60,618,771

Shares redeemed	(8,895,602)	(8,467,394)	(140,167,384)	(141,553,778)

Net increase (decrease)	(868,323)	2,170,912	$(16,772,733)	$34,090,608

Class R
Shares sold	26,844	15,844	$423,243	$262,876

Shares issued in reinvestment of dividends and distributions	5,228	13,892	74,707	225,748

Shares redeemed	(63,542)	(62,671)	(1,019,763)	(1,038,146)

Net decrease	(31,470)	(32,935)	$(521,813)	$(549,522)

Class K
Shares sold	63,820	77,425	$999,372	$1,279,644

Shares issued in reinvestment of dividends and distributions	23,814	57,755	339,829	937,946

Shares redeemed	(115,924)	(214,732)	(1,808,509)	(3,541,703)

Net decrease	(28,290)	(79,552)	$(469,308)	$(1,324,113)

Class I
Shares sold	1,524	2,683	$23,491	$44,131

Shares issued in reinvestment of dividends and distributions	826	3,359	11,827	54,682

Shares redeemed	(170)	(29,151)	(2,740)	(485,394)

Net increase (decrease)	2,180	(23,109)	$32,578	$(386,581)

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2019.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$15,021,652	$81,356,641
Net long-term capital gains	28,183,325	16,601,929

Total taxable distributions	$43,204,977	$97,958,570

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,071,011
Undistributed capital gains	38,785,830
Unrealized appreciation/(depreciation)	47,296,636	(a)

Total accumulated earnings/(deficit)	$90,153,477

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.99	$ 16.27	$ 15.06	$ 14.64	$ 15.76

Income From Investment Operations

Net investment income(a)(b)	.21	.17	.48	.26	.34

Net realized and unrealized gain (loss) on investment transactions	(.58)	1.77	1.58	.39	(1.11)

Net increase (decrease) in net asset value from operations	(.37)	1.94	2.06	.65	(.77)

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.43)	(.48)	(.23)	(.35)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.51)	(1.22)	(.85)	(.23)	(.35)

Net asset value, end of period	$ 16.11	$ 16.99	$ 16.27	$ 15.06	$ 14.64

Total Return

Total investment return based on net asset value(c)*	(1.78)%	12.21%	14.35%	4.53%	(4.89)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$350,232	$393,100	$386,168	$354,972	$367,939

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.64%	.64%	.85%	.89%	.88%

Expenses, before waivers/reimbursements(d)‡	1.01%	1.01%	1.01%	1.01%	1.00%

Net investment income(b)	1.34%	1.02%	3.14%	1.78%	2.18%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 17.13	$ 16.36	$ 15.07	$ 14.57	$ 15.64

Income From Investment Operations

Net investment income(a)(b)	.10	.05	.36	.20	.28

Net realized and unrealized gain (loss) on investment transactions	(.58)	1.77	1.60	.34	(1.15)

Net increase (decrease) in net asset value from operations	(.48)	1.82	1.96	.54	(.87)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.26)	(.30)	(.04)	(.20)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(1.05)	(.67)	(.04)	(.20)

Net asset value, end of period	$ 16.30	$ 17.13	$ 16.36	$ 15.07	$ 14.57

Total Return

Total investment return based on net asset value(c)*	(2.56)%	11.36%	13.48%	3.72%	(5.59)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,817	$5,396	$7,383	$12,268	$26,943

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.42%	1.41%	1.64%	1.65%	1.64%

Expenses, before waivers/reimbursements(d)‡	1.78%	1.78%	1.79%	1.76%	1.76%

Net investment income(b)	.59%	.29%	2.35%	1.37%	1.85%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.91	$ 16.15	$ 14.95	$ 14.51	$ 15.62

Income From Investment Operations

Net investment income(a)(b)	.10	.06	.36	.15	.23

Net realized and unrealized gain (loss) on investment transactions	(.56)	1.73	1.57	.40	(1.11)

Net increase (decrease) in net asset value from operations	(.46)	1.79	1.93	.55	(.88)

Less: Dividends and Distributions

Dividends from net investment income	(.00	)(e)	(.24)	(.36)	(.11)	(.23)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(1.03)	(.73)	(.11)	(.23)

Net asset value, end of period	$ 16.10	$ 16.91	$ 16.15	$ 14.95	$ 14.51

Total Return

Total investment return based on net asset value(c)*	(2.46)%	11.31%	13.45%	3.81%	(5.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,546	$38,133	$55,532	$97,091	$108,828

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.40%	1.39%	1.62%	1.64%	1.63%

Expenses, before waivers/reimbursements(d)‡	1.76%	1.77%	1.76%	1.76%	1.75%

Net investment income(b)	.64%	.34%	2.38%	1.06%	1.51%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.96	$ 16.25	$ 15.04	$ 14.62	$ 15.75

Income From Investment Operations

Net investment income(a)(b)	.25	.21	.52	.29	.37

Net realized and unrealized gain (loss) on investment transactions	(.57)	1.76	1.58	.40	(1.11)

Net increase (decrease) in net asset value from operations	(.32)	1.97	2.10	.69	(.74)

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.47)	(.52)	(.27)	(.39)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.56)	(1.26)	(.89)	(.27)	(.39)

Net asset value, end of period	$ 16.08	$ 16.96	$ 16.25	$ 15.04	$ 14.62

Total Return

Total investment return based on net asset value(c)*	(1.49)%	12.44%	14.66%	4.82%	(4.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$869,353	$931,834	$857,397	$861,450	$858,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.39%	.39%	.60%	.64%	.63%

Expenses, before waivers/reimbursements(d)‡	.76%	.76%	.76%	.76%	.75%

Net investment income(b)	1.58%	1.26%	3.39%	2.00%	2.42%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.84	$ 16.14	$ 14.94	$ 14.51	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.15	.10	.41	.21	.31

Net realized and unrealized gain (loss) on investment transactions	(.57)	1.73	1.57	.37	(1.14)

Net increase (decrease) in net asset value from operations	(.42)	1.83	1.98	.58	(.83)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.34)	(.41)	(.15)	(.29)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.43)	(1.13)	(.78)	(.15)	(.29)

Net asset value, end of period	$ 15.99	$ 16.84	$ 16.14	$ 14.94	$ 14.51

Total Return

Total investment return based on net asset value(c)*	(2.17)%	11.62%	13.88%	4.06%	(5.33)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,248	$2,898	$3,308	$3,360	$4,212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.10%	1.09%	1.30%	1.33%	1.32%

Expenses, before waivers/reimbursements(d)‡	1.46%	1.47%	1.46%	1.45%	1.44%

Net investment income(b)	.93%	.59%	2.67%	1.46%	2.02%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.87	$ 16.17	$ 14.97	$ 14.54	$ 15.66

Income From Investment Operations

Net investment income(a)(b)	.19	.15	.48	.22	.28

Net realized and unrealized gain (loss) on investment transactions	(.57)	1.75	1.55	.42	(1.07)

Net increase (decrease) in net asset value from operations	(.38)	1.90	2.03	.64	(.79)

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.41)	(.46)	(.21)	(.33)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.49)	(1.20)	(.83)	(.21)	(.33)

Net asset value, end of period	$ 16.00	$ 16.87	$ 16.17	$ 14.97	$ 14.54

Total Return

Total investment return based on net asset value(c)*	(1.90)%	12.01%	14.22%	4.48%	(5.07)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,672	$11,729	$12,527	$16,346	$15,751

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.79%	.78%	.99%	1.01%	1.01%

Expenses, before waivers/reimbursements(d)‡	1.15%	1.16%	1.14%	1.12%	1.13%

Net investment income(b)	1.19%	.92%	3.18%	1.57%	1.85%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.96	$ 16.22	$ 15.02	$ 14.59	$ 15.72

Income From Investment Operations

Net investment income(a)(b)	.24	.20	.50	.28	.62

Net realized and unrealized gain (loss) on investment transactions	(.58)	1.76	1.58	.41	(1.36)

Net increase (decrease) in net asset value from operations	(.34)	1.96	2.08	.69	(.74)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.43)	(.51)	(.26)	(.39)

Distributions from net realized gain on investment transactions	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.53)	(1.22)	(.88)	(.26)	(.39)

Net asset value, end of period	$ 16.09	$ 16.96	$ 16.22	$ 15.02	$ 14.59

Total Return

Total investment return based on net asset value(c)*	(1.60)%	12.41%	14.56%	4.82%	(4.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$383	$367	$726	$1,743	$1,781

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.46%	.45%	.66%	.69%	.68%

Expenses, before waivers/reimbursements(d)‡	.82%	.83%	.82%	.81%	.80%

Net investment income(b)	1.49%	1.19%	3.24%	1.93%	3.99%

Portfolio turnover rate	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36%, .37% and .16%, respectively.

(e)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 25, 2019

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2019. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 56.91% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the AB Wealth Appreciation Strategy’s portfolio.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

54 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Ding Liu 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Nelson Yu 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Head of Quantitative Research—Equities and Head of Blend Strategies.

Emilie D. Wrapp 63	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

58 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 59

Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

60 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

62 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 63

NOTES

64 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 65

NOTES

66 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 67

NOTES

68 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0819

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Total Return	2018	$101,410	$59	$28,601
	2019	$101,410	$—	$28,822
AB Wealth Appreciation Strategy	2018	$42,593	$96	$25,869
	2019	$42,593	$—	$24,430
AB Conservative Wealth Strategy	2018	$65,372	$15	$24,472
	2019	$65,372	$—	$27,022
AB TM All Market Income Portfolio	2018	$49,146	$9	$45,739
	2019	$49,146	$—	$41,947
AB TM Wealth Appreciation Strategy	2018	$42,593	$51	$32,926
	2019	$42,593	$—	$23,797

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return	2018	$797,850	$28,660
			$(59)
			$(28,601)
	2019	$831,207	$28,822
			$—
			$(28,822)
AB Wealth Appreciation Strategy	2018	$795,155	$25,965
			$(96)
			$(25,869)
	2019	$826,815	$24,430
			$—
			$(24,430)
AB Conservative Wealth Strategy	2018	$793,677	$24,487
			$(15)
			$(24,472)
	2019	$829,407	$27,022
			$—
			$(27,022)
AB TM All Market Income Portfolio	2018	$814,938	$45,748
			$(9)
			$(45,739)
	2019	$844,332	$41,947
			$—
			$(41,947)
AB TM Wealth Appreciation Strategy	2018	$802,167	$32,977
			$(51)
			$(32,926)
	2019	$826,182	$23,797
			$—
			$(23,797)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 30, 2019